UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01028
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Ivy Funds
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000
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Date of fiscal year end: March 31
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Date of reporting period: March 31, 2005
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
March 31, 2005

Ivy Balanced Fund

Ivy Bond Fund

Ivy Cash Reserves Fund

Ivy Cundill Global Value Fund

Ivy Dividend Income Fund

Ivy European Opportunities Fund

Ivy Global Natural Resources Fund

Ivy International Fund

Ivy International Balanced Fund

Ivy International Value Fund

Ivy Mortgage Securities Fund

Ivy Pacific Opportunities Fund

Ivy Real Estate Securities Fund

Ivy Small Cap Value Fund

Ivy Value Fund

CONTENTS
3	President's Letter
5	Illustration of Fund Expenses
13	Ivy Balanced Fund
32	Ivy Bond Fund
52	Ivy Cash Reserves Fund
65	Ivy Cundill Global Value Fund
81	Ivy Dividend Income Fund
96	Ivy European Opportunities Fund
113	Ivy Global Natural Resources Fund
131	Ivy International Fund
148	Ivy International Balanced Fund
168	Ivy International Value Fund
184	Ivy Mortgage Securities Fund
203	Ivy Pacific Opportunities Fund
219	Ivy Real Estate Securities Fund
234	Ivy Small Cap Value Fund
252	Ivy Value Fund
268	Notes to Financial Statements
303	Report of Independent Registered Public Accounting Firm
305	Shareholder Meeting Results
306	Income Tax Information
312	Trustees and Officers
320	Annual Privacy Notice
321	Proxy Voting Information
321	Quarterly Portfolio Schedule Information
322	Householding Notice
322	IRA Disclosure
This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Ivy Funds prospectus and current performance information.

President's Letter
      March 31, 2005

Dear Shareholder:

The 12-month period ended March 31, 2005 offered solid results for most investors. Although the final quarter of the period was challenging, with negative returns for both stocks and bonds, the 12-month period as a whole was generally positive for the financial markets and the economy. Stocks ended the 12-month period higher, with the S&P 500 returning 6.69 percent and the Dow Jones Industrial Average returning 3.63 percent. Bonds, in comparison, showed mixed performance and ended the year relatively flat. The Lehman Brothers U.S. Credit Index, which generally represents the performance of the U.S. bond market, had a positive return of 0.84 percent over the last 12 months.

Over the course of the 12-month period, the markets faced numerous challenges. These included continued turmoil in Iraq, the U.S. presidential election, rising energy prices and a decline in the value of the dollar. Corporate earnings remained strong, however, and gross domestic product (GDP) averaged a 4 percent annualized growth rate over 2004, and appears to have grown at about the same rate in the first quarter of 2005.

The strengthening economy caused inflation concerns, which led the Federal Reserve to begin a series of incremental increases in short-term interest rates. The Fed enacted five small rate increases between June and mid-December of 2004, and two more in the first quarter of 2005. During the period, short-term rates rose from the historically low level of 1 percent to 2.75 percent. The Fed has stated that, at this point, it intends to continue considering "measured" rate increases over the next few months.

As we look ahead, we continue to feel that signs point to a favorable environment for stocks and the economy. We believe that the economy could see a real growth rate of around 3 percent for the year, with a nominal growth rate (after inflation) of 6 percent or so. History suggests that corporate profits tend to grow in line with growth in the economy, and stocks generally mirror the growth in profits. With that in mind, we look for a solid year for the equity markets.

Keep in mind, however, that uncertainty is a core feature of the financial markets. That's why we believe that adhering to the fundamental principles of investing is the best way to work toward your long-term financial goals. By investing regularly and diversifying your portfolio among different asset classes and investment styles, we believe that you are more likely to maximize the potential to meet your financial goals.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, can be your key to a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,
Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2005.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ivy Balanced Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,058	1.47%	$7.54
Class B	1,000	1,053	2.45	12.56
Class C	1,000	1,053	2.35	12.05
Class Y	1,000	1,059	1.26	6.46
Based on 5% Return (2)
Class A	$1,000	$1,018	1.47%	$7.39
Class B	1,000	1,013	2.45	12.32
Class C	1,000	1,013	2.35	11.82
Class Y	1,000	1,019	1.26	6.34

Ivy Bond Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,005	1.19%	$5.92
Class B	1,000	999	2.40	11.98
Class C	1,000	998	2.51	12.50
Class Y	1,000	1,004	1.36	6.81
Based on 5% Return (2)
Class A	$1,000	$1,020	1.19%	$5.97
Class B	1,000	1,013	2.40	12.07
Class C	1,000	1,012	2.51	12.59
Class Y	1,000	1,018	1.36	6.86

Ivy Cash Reserves Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,005	1.03%	$5.16
Class B	1,000	1,005	1.03	5.16
Class C	1,000	1,005	1.03	5.16
Based on 5% Return (2)
Class A	$1,000	$1,020	1.03%	$5.20
Class B	1,000	1,020	1.03	5.20
Class C	1,000	1,020	1.03	5.20

See footnotes on page 12.

Ivy Cundill Global Value Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,095	1.71%	$8.94
Class B	1,000	1,090	2.57	13.41
Class C	1,000	1,092	2.37	12.37
Class Y	1,000	1,099	1.20	6.34
Class I	1,000	1,097	1.36	7.12
Advisor Class	1,000	1,098	1.19	6.22
Based on 5% Return (2)
Class A	$1,000	$1,016	1.71%	$8.60
Class B	1,000	1,012	2.57	12.91
Class C	1,000	1,013	2.37	11.91
Class Y	1,000	1,017	1.20	6.10
Class I	1,000	1,018	1.36	6.85
Advisor Class	1,000	1,019	1.19	5.99

Ivy Dividend Income Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,092	1.52%	$7.91
Class B	1,000	1,087	2.36	12.29
Class C	1,000	1,087	2.35	12.24
Class Y	1,000	1,093	1.39	7.25
Based on 5% Return (2)
Class A	$1,000	$1,017	1.52%	$7.63
Class B	1,000	1,013	2.36	11.86
Class C	1,000	1,013	2.35	11.81
Class Y	1,000	1,018	1.39	6.99

See footnotes on page 12.
Ivy European Opportunities Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,248	1.73%	$9.68
Class B	1,000	1,244	2.43	13.61
Class C	1,000	1,244	2.41	13.50
Class Y	1,000	1,250	1.57	8.79
Advisor Class	1,000	1,251	1.29	7.26
Based on 5% Return (2)
Class A	$1,000	$1,016	1.73%	$8.68
Class B	1,000	1,013	2.43	12.21
Class C	1,000	1,013	2.41	12.11
Class Y	1,000	1,017	1.57	7.88
Advisor Class	1,000	1,018	1.29	6.51

Ivy Global Natural Resources Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,143	1.49%	$7.95
Class B	1,000	1,140	2.31	12.30
Class C	1,000	1,139	2.22	11.85
Class Y	1,000	1,145	1.20	6.40
Advisor Class	1,000	1,144	1.32	7.05
Based on 5% Return (2)
Class A	$1,000	$1,018	1.49%	$7.48
Class B	1,000	1,013	2.31	11.58
Class C	1,000	1,014	2.22	11.16
Class Y	1,000	1,018	1.20	6.03
Advisor Class	1,000	1,018	1.32	6.64

See footnotes on page 12.
Ivy International Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,119	1.58%	$8.34
Class B	1,000	1,113	2.65	13.97
Class C	1,000	1,114	2.52	13.29
Class Y	1,000	1,119	1.63	8.62
Class I	1,000	1,120	1.46	7.74
Advisor Class	1,000	1,108	3.34	17.55
Based on 5% Return (2)
Class A	$1,000	$1,017	1.58%	$7.94
Class B	1,000	1,012	2.65	13.30
Class C	1,000	1,012	2.52	12.66
Class Y	1,000	1,017	1.63	8.21
Class I	1,000	1,018	1.46	7.36
Advisor Class	1,000	1,008	3.34	16.72

Ivy International Balanced Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,131	1.35%	$7.18
Class B	1,000	1,123	2.57	13.59
Class C	1,000	1,125	2.38	12.61
Class Y	1,000	1,131	1.36	7.24
Based on 5% Return (2)
Class A	$1,000	$1,018	1.35%	$6.80
Class B	1,000	1,012	2.57	12.88
Class C	1,000	1,013	2.38	11.95
Class Y	1,000	1,018	1.36	6.86

See footnotes on page 12.
Ivy International Value Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,182	1.95%	$10.63
Class B	1,000	1,177	2.68	14.54
Class C	1,000	1,177	2.71	14.72
Class Y	1,000	1,182	1.83	9.95
Advisor Class	1,000	1,183	1.87	10.19
Based on 5% Return (2)
Class A	$1,000	$1,015	1.95%	$9.81
Class B	1,000	1,012	2.68	13.44
Class C	1,000	1,011	2.71	13.60
Class Y	1,000	1,016	1.83	9.19
Advisor Class	1,000	1,016	1.87	9.41

Ivy Mortgage Securities Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,007	0.95%	$4.75
Class B	1,000	1,001	2.16	10.78
Class C	1,000	1,002	2.03	10.14
Class Y	1,000	1,006	1.12	5.58
Based on 5% Return (2)
Class A	$1,000	$1,021	0.95%	$4.78
Class B	1,000	1,014	2.16	10.86
Class C	1,000	1,015	2.03	10.20
Class Y	1,000	1,019	1.12	5.61

See footnotes on page 12.
Ivy Pacific Opportunities Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,155	2.10%	$11.26
Class B	1,000	1,150	2.95	15.82
Class C	1,000	1,149	2.89	15.50
Class Y	1,000	1,156	1.83	9.84
Advisor Class	1,000	1,157	1.54	8.31
Based on 5% Return (2)
Class A	$1,000	$1,014	2.10%	$10.53
Class B	1,000	1,010	2.95	14.80
Class C	1,000	1,011	2.89	14.50
Class Y	1,000	1,016	1.83	9.20
Advisor Class	1,000	1,017	1.54	7.77

Ivy Real Estate Securities Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,099	1.63%	$8.54
Class B	1,000	1,094	2.67	13.95
Class C	1,000	1,095	2.45	12.79
Class Y	1,000	1,101	1.42	7.42
Based on 5% Return (2)
Class A	$1,000	$1,017	1.63%	$8.21
Class B	1,000	1,012	2.67	13.41
Class C	1,000	1,013	2.45	12.29
Class Y	1,000	1,018	1.42	7.12

See footnotes on page 12.
Ivy Small Cap Value Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,104	1.86%	$9.73
Class B	1,000	1,098	2.95	15.45
Class C	1,000	1,100	2.59	13.53
Class Y	1,000	1,106	1.51	7.93
Based on 5% Return (2)
Class A	$1,000	$1,016	1.86%	$9.32
Class B	1,000	1,010	2.95	14.81
Class C	1,000	1,012	2.59	12.97
Class Y	1,000	1,017	1.51	7.60

Ivy Value Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,106	1.47%	$7.73
Class B	1,000	1,101	2.50	13.08
Class C	1,000	1,101	2.41	12.65
Class Y	1,000	1,108	1.33	7.00
Based on 5% Return (2)
Class A	$1,000	$1,018	1.47%	$7.40
Class B	1,000	1,012	2.50	12.53
Class C	1,000	1,013	2.41	12.12
Class Y	1,000	1,018	1.33	6.70

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Ivy Balanced Fund
      March 31, 2005

An interview with Cynthia P. Prince-Fox, portfolio manager of the Ivy Balanced Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 5.90 percent over the period (before the impact of sales charges), compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 6.69 percent for the year. The Citigroup Treasury/Government Sponsored/Credit Index (generally reflecting the performance of funds in the bond market) increased 0.51 percent for the year, and the Lipper Balanced Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 4.32 percent for the period. Multiple indexes are presented because the Fund invests in both stocks and bonds. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted the Fund's performance relative to its benchmark indexes during the fiscal year?

Asset allocation and industry emphasis both contributed positively to performance during the period, in our opinion. The equity portion of the Fund benefited from our holdings in energy, technology and industrial stocks. Our strategy of maintaining our weightings in economically sensitive areas throughout the year also had a positive impact on overall performance. The energy sector was our best-performing sector, as oil prices increased markedly over the last half of the fiscal year. We maintained our overweight position in energy as we felt prices would remain higher than was generally anticipated. Industrial stocks also outperformed, as many companies continued to experience an acceleration in organic growth as the year progressed. In addition, some of our more defensive holdings, such as utilities and aerospace/defense, also contributed positively to overall performance as the economy demonstrated some signs of weakness during the second fiscal quarter. The fixed-income portion of the portfolio posted a positive return but significantly lagged the overall increase in the equity portion.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Returns were flat-to-negative for most of the broad indexes through the second quarter of this fiscal year. We believe that this was primarily the result of the financial markets struggling to find direction amid uncertainty about macroeconomic factors, such as the price of oil, growth in the Chinese economy, and increases in U.S. interest rates. Additionally, there were some major earnings disappointments from important and typically predictable companies, along with turmoil in Iraq, devastating hurricanes along the coasts, and of course, the uncertainty caused by the U.S. presidential election. However, investors began to see the light at the end of the tunnel once the election was over, and we saw a decline in energy prices. This produced an impressive rally during the third quarter of the fiscal year.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The strategy of maintaining our weightings in economically sensitive areas throughout the year had a positive impact on overall performance. In addition, we kept our cash positions low throughout the year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Overall, we placed our greatest emphasis on energy, technology and industrials during the fiscal year. We felt early in the year that energy stocks might play "catch up" relative to other commodity sectors given a worldwide economic recovery, higher than expected energy prices and a declining dollar. We also emphasized high-quality technology stocks because we felt that these stocks had not participated to the same extent as some of the lower-quality issues and were attractively priced, on a relative basis.

While we believe that the economically sensitive areas will continue to perform well as we move through 2005, we also think that some of the more defensive sectors, such as large-cap pharmaceuticals, household products and large-cap stocks in general, may begin to demonstrate better relative performance. This, in our view, is primarily due to the fact that valuations have significantly compressed and balance sheets appear to be in stronger shape, resulting in potentially more share buybacks or dividend increases.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Balanced Fund, Class A Shares (1)	$16,320
S&P 500 Index	$23,564
Citigroup Treasury/Government Sponsored/Credit Index	$18,551
Lipper Balanced Funds Universe Average	$19,487

IVY BALANCED FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY BALANCED FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY GOVT SPONSORED/ CREDIT INDEX	LIPPER BALANCED FUNDS UNIVERSE AVERAGE

SEPT	1995	9,425	10,000	10,000	10,000
SEPT	1996	10,718	12,033	10,455	11,263
SEPT	1997	12,503	16,896	11,465	14,011
SEPT	1998	13,917	18,435	12,923	14,478
SEPT	1999	16,155	23,560	12,736	16,404
SEPT	2000	18,774	26,680	13,585	18,346
SEPT	2001	12,701	19,568	15,411	16,226
SEPT	2002	11,951	15,559	16,781	14,652
SEPT	2003	14,002	19,360	17,892	16,990
MARCH	2004	15,410	22,086	18,456	18,680
MARCH	2005	16,320	23,564	18,551	19,487

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	-0.19%	0.90%	4.98%	6.16%
5-year period ended 3-31-05	-4.57%	--	--	--
10-year period ended 3-31-05	6.18%	--	--	--
Since inception of Class through 3-31-05 (3)	--	3.11%	6.23%	7.38%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Spectrum Fund merged into the Ivy Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Spectrum Fund Class A shares, restated to reflect current sales charges applicable to Ivy Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Balanced Fund. If these expenses were reflected, performance shown would differ.

Shareholder Summary of IVY Balanced Fund

Portfolio Highlights

On March 31, 2005, Ivy Balanced Fund had net assets totaling $100,414,026 invested in a diversified portfolio of:

71.90%	Common Stocks
12.28%	United States Government Securities
9.56%	Corporate Debt Securities
5.66%	Cash and Cash Equivalents
0.60%	Other Government Security

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Common Stocks	$71.90
United States Government Securities	$12.28
Corporate Debt Securities	$9.56
Cash and Cash Equivalents	$5.66
Other Government Security	$0.60

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Financial Services Stocks	$12.59
United States Government and Government Agency Obligations	$12.28
Health Care Stocks	$11.35
Technology Stocks	$10.79
Corporate Debt Securities	$9.56
Energy Stocks	$5.97
Cash and Cash Equivalents	$5.66
Utilities Stocks	$4.90
Retail Stocks	$4.69
Consumer Nondurables Stocks	$4.60
Consumer Services Stocks	$4.18
Business Equipment and Services Stocks	$3.38
Capital Goods Stocks	$2.86
Multi-Industry Stocks	$2.29
Raw Materials Stocks	$2.20
Miscellaneous Stocks	$2.10
Other Government Security	$0.60

The Investments of Ivy Balanced Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 1.10%
Lockheed Martin Corporation	18,050	$1,102,133

Banks - 3.07%
Citigroup Inc.	41,600	1,869,504
Northern Trust Corporation	27,800	1,209,439
		3,078,943
Beverages - 0.90%
Brown-Forman Corporation, Class B	16,600	908,850

Business Equipment and Services - 3.38%
Cintas Corporation	33,200	1,372,654
First Data Corporation	25,600	1,006,336
Manpower Inc.	23,300	1,014,016
		3,393,006
Capital Equipment - 1.09%
Ingersoll-Rand Company Limited, Class A	13,800	1,099,170

Chemicals - Petroleum and Inorganic - 0.87%
Dow Chemical Company (The)	17,600	877,360

Chemicals - Specialty - 1.33%
Air Products and Chemicals, Inc.	21,100	1,335,419

Computers - Micro - 2.85%
Apple Computer, Inc.*	17,400	726,450
Dell Inc.*	40,283	1,547,874
Sun Microsystems, Inc.*	144,600	583,461
		2,857,785
Computers - Peripherals - 4.89%
Check Point Software Technologies Ltd.*	39,900	866,828
EMC Corporation*	83,800	1,032,416
Microsoft Corporation	77,158	1,864,523
Oracle Corporation*	92,000	1,147,700
		4,911,467
Cosmetics and Toiletries - 1.07%
Avon Products, Inc.	25,100	1,077,794

Defense - 1.12%
General Dynamics Corporation	10,500	1,124,025

Electrical Equipment - 1.77%
Emerson Electric Co.	12,800	831,104
Molex Incorporated, Class A	40,000	943,000
		1,774,104
Electronic Components - 0.83%
Intel Corporation	35,900	833,957

Finance Companies - 2.55%
Fannie Mae	14,600	794,970
SLM Corporation	35,400	1,764,336
		2,559,306
Food and Related - 1.26%
Dean Foods Company*	37,000	1,269,100

Furniture and Furnishings - 1.16%
Masco Corporation	33,500	1,161,445

Health Care - Drugs - 4.43%
Abbott Laboratories	13,700	638,694
Allergan, Inc.	13,500	937,845
Amgen Inc.*	16,900	983,073
Novartis AG, ADR*	16,100	753,158
Pfizer Inc.	43,350	1,138,805
		4,451,575
Health Care - General - 3.26%
Biomet, Inc.	27,400	995,579
Boston Scientific Corporation*	23,800	697,102
Johnson & Johnson	23,500	1,578,260
		3,270,941
Hospital Supply and Management - 3.66%
HCA Inc.	29,100	1,558,887
Medtronic, Inc.	21,800	1,110,710
UnitedHealth Group Incorporated	10,600	1,011,028
		3,680,625
Household - General Products - 1.37%
Colgate-Palmolive Company	26,400	1,377,288

Insurance - Life - 1.11%
Lincoln National Corporation	24,600	1,110,444

Insurance - Property and Casualty - 3.34%
Allstate Corporation (The)	22,200	1,200,132
Berkshire Hathaway Inc., Class B*	400	1,142,400
Chubb Corporation (The)	12,800	1,014,656
		3,357,188
Leisure Time Industry - 2.31%
Royal Caribbean Cruises Ltd.	24,600	1,099,374
Walt Disney Company (The)	42,600	1,223,898
		2,323,272
Motion Pictures - 1.87%
News Corporation Limited, Class A	63,400	1,072,728
News Corporation Limited, Class B	46,000	810,060
		1,882,788
Multiple Industry - 2.29%
General Electric Company	63,680	2,296,301

Petroleum - International - 4.41%
BP p.l.c., ADR	19,000	1,185,600
Burlington Resources Inc.	27,600	1,381,931
Exxon Mobil Corporation	31,200	1,859,520
		4,427,051
Petroleum - Services - 1.56%
Schlumberger Limited	22,200	1,564,656

Retail - Food Stores - 1.03%
Walgreen Co.	23,300	1,034,986

Retail - General Merchandise - 3.66%
Costco Wholesale Corporation	9,500	420,423
Federated Department Stores, Inc.	20,000	1,272,800
Target Corporation	14,800	740,296
Wal-Mart Stores, Inc.	24,700	1,237,717
		3,671,236
Security and Commodity Brokers - 2.52%
American Express Company	25,100	1,289,387
Morgan Stanley	21,600	1,236,600
		2,525,987
Trucking and Shipping - 0.94%
Expeditors International of Washington, Inc.	17,600	942,392

Utilities - Electric - 3.14%
Dominion Resources, Inc.	19,700	1,466,271
Exelon Corporation	36,800	1,688,752
		3,155,023
Utilities - Telephone - 1.76%
AT&T Corp.	30,000	562,500
Vodafone Group Plc, ADR	45,200	1,200,512
		1,763,012

TOTAL COMMON STOCKS - 71.90%		$72,198,629

(Cost: $63,419,879)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 0.28%
Wells Fargo Bank, N.A.,
7.55%, 6-21-10	$250	282,014

Beverages - 0.34%
Diageo Capital plc,
3.5%, 11-19-07	350	343,601

Broadcasting - 0.86%
Clear Channel Communications, Inc.,
4.25%, 5-15-09	900	866,227

Business Equipment and Services - 0.38%
PHH Corporation,
7.125%, 3-1-13	350	385,195

Chemicals - Specialty - 0.35%
Vulcan Materials Company,
6.4%, 2-1-06	350	355,952

Finance Companies - 2.53%
American International Group,
3.85%, 11-26-07 (A)	500	493,329
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	7	163
8.0%, 3-31-11 (A)	433	65,022
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
6.56%, 11-18-35	500	526,757
General Motors Acceptance Corporation,
6.125%, 8-28-07	300	292,534
Prudential Insurance Company of America,
6.6%, 5-15-08 (A)	750	795,212
Unilever Capital Corporation,
5.9%, 11-15-32	350	366,365
		2,539,382
Food and Related - 0.84%
Archer-Daniels-Midland Company,
7.0%, 2-1-31	700	838,317

Insurance - Life - 0.48%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	450	486,654

Multiple Industry - 1.42%
Cargill, Inc.,
6.375%, 6-1-12 (A)	400	432,988
General Electric Capital Corporation,
2.85%, 1-30-06	1,000	992,841
		1,425,829
Railroad - 0.30%
Union Pacific Corporation,
7.6%, 5-1-05	300	300,845

Real Estate Investment Trust - 0.82%
Vornado Realty L.P.,
5.625%, 6-15-07	800	819,897

Utilities - Electric - 0.96%
Dominion Resources, Inc.,
7.625%, 7-15-05	950	961,516

TOTAL CORPORATE DEBT SECURITIES - 9.56%		$9,605,429

(Cost: $9,546,756)

OTHER GOVERNMENT SECURITY - 0.60%

Canada
Hydro-Quebec,
8.0%, 2-1-13	500	$600,163
(Cost: $589,207)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations - 7.99%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.23%, 1-1-08	429	444,974
6.0%, 9-1-17	629	651,289
5.0%, 1-1-18	658	658,189
5.5%, 4-1-18	579	590,746
6.5%, 10-1-28	215	225,871
6.5%, 2-1-29	57	59,517
7.0%, 5-1-31	52	55,566
7.5%, 5-1-31	83	89,824
7.0%, 7-1-31	78	82,867
7.0%, 9-1-31	108	115,130
7.0%, 9-1-31	76	80,193
7.0%, 11-1-31	262	276,912
6.5%, 2-1-32	249	260,114
7.0%, 2-1-32	308	326,570
7.0%, 2-1-32	158	167,505
6.5%, 3-1-32	72	74,573
7.0%, 3-1-32	171	181,035
7.0%, 6-1-32	54	57,663
7.0%, 7-1-32	310	329,064
6.5%, 8-1-32	135	141,679
6.0%, 9-1-32	920	941,282
6.5%, 9-1-32	210	219,885
5.5%, 5-1-33	628	629,519
5.5%, 5-1-33	443	444,151
5.5%, 6-1-33	425	426,295
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
7.375%, 11-15-11	482	490,950
		8,021,363

Treasury Obligations - 4.29%
United States Treasury Bond,
7.5%, 11-15-16	500	626,875
United States Treasury Notes:
3.0%, 2-15-08	900	877,183
3.875%, 2-15-13	1,250	1,206,591
3.625%, 5-15-13	750	711,856
4.25%, 8-15-13	900	887,520
		4,310,025

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 12.28%		$12,331,388

(Cost: $12,441,686)

SHORT-TERM SECURITIES

Commercial Paper - 3.49%
Cosmetics and Toiletries
Gillette Company (The),
2.81%, 4-1-05	3,500	3,500,000

United States Government Security - 2.09%
Federal Home Loan Bank,
2.43%, 4-1-05	2,100	2,100,000

TOTAL SHORT-TERM SECURITIES - 5.58%		$5,600,000

(Cost: $5,600,000)

TOTAL INVESTMENT SECURITIES - 99.92%		$100,335,609

(Cost: $91,597,528)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%		78,417

NET ASSETS - 100.00%		$100,414,026

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $1,786,714 or 1.78% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY BALANCED FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $91,598) (Notes 1 and 3)	$100,336
Receivables:
Dividends and interest	319
Fund shares sold	70
Prepaid and other assets	22

Total assets	100,747

LIABILITIES
Payable to Fund shareholders	184
Accrued management fee (Note 2)	60
Accrued shareholder servicing (Note 2)	28
Accrued service fee (Note 2)	22
Due to custodian	16
Accrued accounting services fee (Note 2)	5
Accrued distribution fee (Note 2)	1
Other	17

Total liabilities	333

Total net assets	$100,414

NET ASSETS
Capital paid in	$98,413
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	45
Accumulated undistributed net realized loss on investment transactions	(6,782)
Net unrealized appreciation in value of investments	8,738

Net assets applicable to outstanding units of capital	$100,414

Net asset value per share (net assets divided by shares outstanding):
Class A	$14.00
Class B	$13.98
Class C	$13.98
Class Y	$14.00
Capital shares outstanding:
Class A	3,861
Class B	107
Class C	64
Class Y	3,142

See Notes to Financial Statements.

Statement of Operations
      IVY BALANCED FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $6)	$1,354
Interest and amortization	1,225

Total income	2,579

Expenses (Note 2):
Investment management fee	709
Shareholder servicing:
Class A	177
Class B	6
Class C	3
Class Y	72
Service fee:
Class A	130
Class B	2
Class C	2
Class Y	119
Accounting services fee	57
Audit fees	21
Legal fees	18
Distribution fee:
Class A	4
Class B	7
Class C	5
Custodian fees	10
Other	112

Total expenses	1,454

Net investment income	1,125

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	3,533
Unrealized appreciation in value of investments during the period	1,228

Net gain on investments	4,761

Net increase in net assets resulting from operations	$5,886

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY BALANCED FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	9-30-03

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,125	$387	$619
Realized net gain on investments	3,533	2,589	937
Unrealized appreciation	1,228	3,716	6,415

Net increase in net assets resulting from operations	5,886	6,692	7,971

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(522)	(167)	(510)
Class B	(- )*	(- )*	(67)
Class C	(1)	(- )*	(15)
Class Y	(585)	(223)	NA
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	NA

	(1,108)	(390)	(592)

Capital share transactions (Note 5)	(9,235)	48,637	(8,018)

Total increase (decrease)	(4,457)	54,939	(639)
NET ASSETS
Beginning of period	104,871	49,932	50,571

End of period	$100,414	$104,871	$49,932

Undistributed net investment income	$45	$28	$31

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 28 - 31.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended September 30,
	3-31-05	3-31-04		2003	2002		2001	2000

Net asset value, beginning of period	$13.35	$12.18		$10.54		$11.45	$19.73	$17.88

Income (loss) from investment operations:
Net investment income	0.14	0.05		0.16		0.23	0.22	0.31
Net realized and unrealized gain (loss) on investments	0.65	1.16		1.64		(0.89)	(6.08)	2.55

Total from investment operations	0.79	1.21		1.80		(0.66)	(5.86)	2.86

Less distributions from:
Net investment income	(0.14)	(0.04)		(0.16)		(0.25)	(0.20)	(0.30)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)	(2.22)	(0.71)

Total distributions	(0.14)	(0.04)		(0.16)		(0.25)	(2.42)	(1.01)

Net asset value, end of period	$14.00	$13.35		$12.18		$10.54	$11.45	$19.73

Total return (1)	5.90%	10.06%		17.17	% (2)	-5.91%	-32.35%	16.22%
Net assets, end of period (in millions)	$54	$52		$38		$37	$45	$78
Ratio of expenses to average net assets including voluntary expense waiver	1.53%	1.52	% (3)(4)	1.29%		1.22%	1.12%	1.11%
Ratio of net investment income to average net assets including voluntary expense waiver	1.02%	0.86	% (3)(4)	1.41%		1.84%	1.57%	1.58%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	1.57	% (3)(4)	1.62%		1.52%	1.40%	1.20%
Ratio of net investment income to average net assets excluding voluntary expense waiver	NA	0.81	% (3)(4)	1.08%		1.54%	1.29%	1.49%
Portfolio turnover rate	37%	29%		110%		129%	158%	132%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 17.26%
(3)Annualized.
(4)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of the merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$13.33	$12.96

Income from investment operations:
Net investment income	0.01	0.01
Net realized and unrealized gain on investments	0.64	0.39

Total from investment operations	0.65	0.40

Less distributions from:
Net investment income	(0.00)*	(0.03)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.03)

Net asset value, end of period	$13.98	$13.33

Total return	4.90%	3.05%
Net assets, end of period (in thousands)	$1,503	$338
Ratio of expenses to average net assets	2.52%	2.76	% (2)
Ratio of net investment income (loss) to average net assets	0.06%	-0.42	% (2)
Portfolio turnover rate	37%	29	% (3)
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$13.34	$12.96

Income from investment operations:
Net investment income	0.03	0.02
Net realized and unrealized gain on investments	0.63	0.39

Total from investment operations	0.66	0.41

Less distributions from:
Net investment income	(0.02)	(0.03)
Capital gains	(0.00)	(0.00)

Total distributions	(0.02)	(0.03)

Net asset value, end of period	$13.98	$13.34

Total return	4.98%	3.13%
Net assets, end of period (in thousands)	$898	$301
Ratio of expenses to average net assets	2.38%	2.43	% (2)
Ratio of net investment income (loss) to average net assets	0.19%	-0.12	% (2)
Portfolio turnover rate	37%	29	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$13.35	$12.96

Income from investment operations:
Net investment income	0.17	0.04
Net realized and unrealized gain on investments	0.65	0.40

Total from investment operations	0.82	0.44

Less distributions from:
Net investment income	(0.17)	(0.05)
Capital gains	(0.00)	(0.00)

Total distributions	(0.17)	(0.05)

Net asset value, end of period	$14.00	$13.35

Total return	6.16%	3.43%
Net assets, end of period (in millions)	$44	$53
Ratio of expenses to average net assets	1.30%	1.36	% (2)
Ratio of net investment income to average net assets	1.25%	0.97	% (2)
Portfolio turnover rate	37%	29	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Bond Fund
      March 31, 2005

The Ivy Bond Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Christopher R. Sebald, CFA, portfolio manager of the Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 1.04 percent for the fiscal year (before the impact of sales charges), compared with the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 1.23 percent for the year, and the Lipper Corporate Debt Funds A Rated Universe Average (reflecting the performance of funds with similar investment objectives), which increased 0.87 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

The Fund endured a difficult bond market over a period that was primarily notable for an ongoing and steady increase in short-term interest rates. This was coupled with generally flat long-term interest rates. These challenges impacted overall return. The main drivers of return were, in our opinion, security selection and sector allocation. The portfolio was somewhat overweight in spread-related securities, and the narrowing of spreads contributed to excess returns. However, security selection was a consistent driver, as many of our corporate picks continued to outperform the credit segment of the benchmark index, and our overall strategy in the mortgage and structured finance sectors continued to do well relative to index exposures.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The biggest surprise for the fixed-income markets during the fiscal year was that long-term interest rates did not rise. Given that the Federal Reserve raised interest rates by 1.75 percentage points, and real gross domestic product (GDP) growth was strong at nearly 4 percent, we anticipated some movement in long rates. The two-year U.S. Treasury yield rose 2.20 percent, while the 30-year U.S. Treasury fell 0.02 percent for the year. Foreign purchases of U.S.-dollar bonds in all sectors have been at record levels this year. The foreign purchases had a dramatic impact on U.S. fixed-income spread markets, helping to drive valuations quickly to near all-time tight levels at the end of January. Corporate bond spreads remained tight, and the mortgage market recorded option-adjusted spread (OAS) levels only one to two basis points from the tightest spreads reached over the last 10 years. Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also reached tight spread levels not seen since the mid-1990s. For the year, the spread markets had a stellar performance, with much of this year's excess return generated in the third calendar quarter of 2004.

What strategies and techniques did you employ that specifically affected the Fund's performance?

As spreads in the credit markets narrowed, we shifted holdings from corporate securities to mortgage-backed securities (MBS) and CMBS positions, resulting in an increase in quality for the portfolio. At the end of the fiscal year, the portfolio held the lowest position in corporate bonds in nearly two years. The position in MBS was increased to neutral, while the overweight position in CMBS was expanded.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Excess returns for corporate securities were substantial in the third calendar quarter of 2004, registering nearly all of the year-to-date excess in this quarter alone. MBS passthroughs had similar results, whereas ABS were the winner in the first part of the fiscal year. We believe that individual positions in corporate telecommunications bonds, utilities and ABS contributed to the security selection performance.

Going forward, we expect inflation to start to rise over the next few years. We feel that it is still too difficult to determine whether inflation will rise significantly over the coming fiscal year, but we believe that, eventually, the impact of the depreciation in the dollar will raise price levels in the U.S. We also expect interest rates to rise in the U.S., based in part on our anticipated rise in inflation, but mainly due to the Federal Reserve's program of continuing to raise interest rates. Year-to-date, the rise in short-term interest rates has served to increase real short yields from negative to slightly positive. As real yields are likely to continue to rise, we feel there likely will be a commensurate impact on long-term interest rates. We believe that the fundamentals for the credit and prepayment markets are changing as well. We expect volatility in the corporate market to increase, due to increased merger and acquisition activity, and as corporate managers seek to please shareholders at the expense of bondholders. We believe MBS are now fairly valued versus the other investment grade sectors, and it is likely that we will make more investments in this sector in the coming quarters. We also feel that the biggest current risk in the corporate market may be shareholder-friendly actions by management, such as mergers and acquisitions and share buybacks. We intend to continue to carefully consider this risk as we look for new opportunities.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of
$10,000 Investment
Ivy Bond Fund, Class A Shares (1)	$16,344
Citigroup Broad Investment Grade Index	$18,453
Lipper Corporate Debt Funds A Rated Universe Average	$17,204

IVY BOND FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY BOND FUND CLASS A SHARES	CITIGROUP BROAD INVESTMENT GRADE INDEX	LIPPER CORPORATE DEBT FUNDS A RATED UNIVERSE AVERAGE

SEPT	1995	9,425	10,000	10,000
SEPT	1996	9,805	10,494	10,394
SEPT	1997	10,841	11,513	11,424
SEPT	1998	11,822	12,833	12,661
SEPT	1999	11,510	12,799	12,378
SEPT	2000	12,091	13,684	13,060
SEPT	2001	13,744	15,472	14,575
SEPT	2002	14,831	16,767	15,552
SEPT	2003	15,700	17,687	16,548
MARCH	2004	16,176	18,229	17,055
MARCH	2005	16,344	18,453	17,204

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	-4.77%	-4.12%	-0.40%	0.75%
5-year period ended 3-31-05	5.67%	-	-	-
10-year period ended 3-31-05	6.00%	-	-	-
Since inception of Class through 3-31-05 (3)	-	-1.09%	1.79%	2.88%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Bond Fund merged into the Ivy Bond Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Bond Fund Class A shares, restated to reflect current sales charges applicable to Ivy Bond Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Bond Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY BOND FUND
Portfolio Highlights

On March 31, 2005, Ivy Bond Fund had net assets totaling $50,722,883 invested in a diversified portfolio of:

97.02%	Bonds
1.98%	Cash and Cash Equivalents
1.00%	Preferred Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

United States Government Agency Obligations	$39.03
Other Corporate Bonds	$21.30
Corporate Collateralized Mortgage Obligations	$17.81
United States Government Treasury Obligations	$10.54
Corporate Asset-Backed Bonds	$8.05
Cash and Cash Equivalents and Municipal Bond	$2.27
Preferred Stocks	$1.00

On March 31, 2005, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	53.73%
AA	3.97%
A	7.68%
BBB	21.68%
BBB	1.84%
Non-rated	8.12%
Cash and Cash Equivalents and Equities	2.98%

The Investments of Ivy Bond Fund
March 31, 2005
PREFERRED STOCKS	Shares	Value

Real Estate Investment Trust
PS Business Parks, Inc., 7.0% Cumulative	10,500	$254,940
Public Storage, Inc., 6.25% Cumulative	10,500	251,685

TOTAL PREFERRED STOCKS - 1.00%		$506,625

(Cost: $520,050)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 0.57%
Wachovia Bank, N.A.,
4.8%, 11-1-14	$300	291,028

Broadcasting - 0.66%
Cox Communications, Inc.,
7.75%, 11-1-10	300	333,197

Business Equipment and Services - 0.39%
International Lease Finance Corporation,
4.35%, 9-15-08	200	197,967

Chemicals - Specialty - 0.56%
National Collegiate Trust 1997-S2 (The),
7.24%, 9-20-14	290	283,144

Computers - Peripherals - 0.53%
Computer Associates International, Inc.,
5.625%, 12-1-14 (A)	275	270,455

Finance Companies - Asset Backed - 8.05%
Associates Manufactured Housing,
7.725%, 6-15-28	200	205,833
Associates Manufactured Housing Contract Pass-Through Certificates,
6.9%, 6-15-27	162	164,191
Bank of America Mortgage Securities, Inc.,
5.75%, 8-25-34	146	147,102
BlackRock Capital Finance,
7.75%, 9-25-26 (A)	187	192,208
First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust Commercial Mortgage Pass-through Certificates,
7.062%, 6-15-31	169	181,930
Fund American Companies, Inc.,
5.875%, 5-15-13	550	558,419
GS Mortgage Securities Corporation II,
6.8957%, 7-13-30	500	529,726
GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2001-LI B,
6.733%, 2-14-16 (A)	225	241,345
Goldman Sachs Capital I,
6.345%, 2-15-34	425	435,577
Green Tree Financial Corporation:
6.4%, 10-15-18	126	128,235
8.9%, 4-15-25	14	14,407
7.35%, 5-15-27	65	67,655
Metropolitan Asset Funding, Inc.,
7.525%, 4-20-27 (A)	400	404,061
Mortgage Capital Funding, Inc.,
7.10623%, 6-18-30	160	169,979
Origen Manufactured Housing Contract Trust 2004-A,
5.7%, 1-15-35	100	98,241
Origen Manufactured Housing Contract Trust 2004-B,
5.73%, 11-15-35	50	48,140
Paine Webber Mortgage Acceptance Corporation,
7.655%, 1-2-12 (A)	250	264,087
St. George Funding Company LLC,
8.485%, 12-29- 49 (A)	200	219,117
Sequoia Mortgage Funding Company,
6.38%, 8-28-31 (A)	13	13,160
		4,083,413
Finance Companies - Collateralized Mortgage Obligations - 17.81%
277 Park Avenue Finance Corporation:
7.58%, 5-12-12 (A)	177	185,560
7.68%, 5-12-12 (A)	300	315,848
Asset Securitization Corporation:
1.40885%, 10-13-26 (Interest Only) (A)	2,190	90,890
6.78624%, 11-13-29	200	212,016
Banco Hipotecario Nacional,
7.916%, 7-25-09 (A)	7	184
Bear Stearns Commercial Mortgage Securities Inc.:
5.426%, 5-14-16 (A)	200	198,391
6.0%, 7-15-31 (A)	100	101,080
5.468%, 6-11- 41	1,500	1,539,071
Charlie Mac Trust 2004-2,
5.0%, 10-25-34	249	242,479
Chase Mortgage Finance Trust, Series 2003-S11,
5.5%, 10-25-33	157	155,659
Citibank Credit Card Issuance Trust, Class 2005-C1,
5.5%, 3-24-17	200	201,344
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	95	96,526
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC:
5.25%, 11-25-32 (A)	344	335,162
5.25%, 11-25-32 (A)	295	288,903
Hilton Hotel Pool Trust,
3.22%, 10-3-15 (A)	790	796,853
Hilton Hotel Pool Trust 2000-HLTA C,
7.458%, 10-3-15 (A)	125	136,808
Home Equity Loan Trust 2003-HS2,
5.09%, 7-25-33	200	198,858
LB-UBS Commercial Mortgage Trust 2005-C1,
4.742%, 2-15-30	250	243,238
MASTR Asset Securitization Trust 2003-10,
5.5%, 11-25-33	234	233,393
MMCA Auto Owner Trust 2002-3,
4.6%, 8-17-09	500	502,753
MMCA Auto Owner Trust 2002- 4, Class C Asset Backed Notes,
4.56%, 11-16-09	190	190,375
MMCA Automobile Trust 2002-1,
5.37%, 1-15-10	268	269,252
Mellon Residential Funding,
6.75%, 6-26-28	130	129,871
Meristar Commerical Mortgage Trust 1999-C1,
8.29%, 3-3-16 (A)	200	216,915
Multi Security Asset Trust LP, Commercial Mortgage-Backed Securities Pass-Through Certificates, Series 2005-RR4:
1.0668%, 11-28-35 (Interest Only) (A)	6,523	258,366
5.88%, 11-28-35 (A)	105	103,187
5.88%, 11-28-35 (A)	155	148,316
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D6,
6.0%, 3-15-30 (A)	300	310,219
RAMP Series 2003-RS11 Trust,
6.092%, 12-25-33	250	254,395
RAMP Series 2003-RS7 Trust,
5.92%, 8-25-33	200	203,664
RAMP Series 2003-RS8 Trust,
5.683%, 9-25-33	200	202,107
Structured Asset Securities Corporation,
5.63%, 5-25-34	250	250,456
Vanderbilt Mortgage and Finance, Inc.,
8.75%, 1-7-16	409	422,564
		9,034,703
Finance Companies - Miscellaneous - 4.58%
Block Financial Corporation,
5.125%, 10-30-14	450	432,728
Ford Motor Credit Company:
3.75%, 11-16-06	350	346,395
7.375%, 10-28-09	300	301,311
General Motors Acceptance Corporation,
3.56%, 1-16-07	550	527,002
Selkirk Cogen Funding Corporation,
8.65%, 12-26-07	258	273,894
Westfield Capital Corporation Limited, WT Finance (Aust) Pty Limited and WEA Finance LLC,
5.125%, 11-15-14 (A)	450	443,238
		2,324,568
Hospital Supply and Management - 0.40%
WellPoint, Inc.,
5.95%, 12-15-34 (A)	200	200,811

Insurance - Life - 0.70%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	330	356,880

Insurance - Property and Casualty - 1.65%
Allstate Life Global Funding,
3.5%, 7-30-07	175	171,839
Assurant, Inc.:
5.625%, 2-15-14	150	152,299
6.75%, 2-15-34	325	352,550
Principal Life Global,
6.25%, 2-15-12 (A)	150	161,124
		837,812
Multiple Industry - 1.83%
CRH America, Inc.,
6.4%, 10-15-33	300	321,010
Cargill, Inc.,
6.375%, 6-1-12 (A)	200	216,494
Household Finance Corporation,
4.125%, 11-16-09	250	243,080
Pennsylvania Electric Company,
5.125%, 4-1-14	150	147,134
		927,718
Petroleum - Canada - 0.39%
Nexen Inc.,
5.875%, 3-10-35	205	196,078

Petroleum - Domestic - 0.87%
Valero Logistics Operations, L.P.,
6.05%, 3-15-13	425	442,846

Petroleum - International - 0.32%
Husky Energy, Inc.,
6.25%, 6-15-12	150	160,583

Petroleum - Services - 1.07%
Energy Transfer Partners, L.P.,
5.95%, 2-1-15 (A)	400	407,690
Magellan Midstream Partners, L.P.,
6.45%, 6-1-14	125	133,849
		541,539
Railroad - 0.73%
Norfolk Southern Corporation,
9.0%, 3-1-21	200	269,395
Union Pacific Corporation,
5.214%, 9-30-14 (A)	100	98,998
		368,393
Real Estate Investment Trust - 2.30%
Arden Realty Limited Partnership,
5.25%, 3-1-15	300	290,494
Healthcare Realty Trust Incorporated,
5.125%, 4-1-14	325	312,213
Vornado Realty L.P.,
5.625%, 6-15-07	400	409,948
Weingarten Realty Investors,
7.22%, 6-1-05	150	150,951
		1,163,606
Security and Commodity Brokers - 0.32%
Morgan Stanley Dean Witter & Co.,
6.75%, 4-15-11	150	163,488

Textile - 0.41%
Mohawk Industries, Inc.,
6.5%, 4-15-07	200	208,505

Utilities - Electric - 1.55%
Oncor Electric Delivery Company,
7.25%, 1-15-33	425	505,094
Pacific Gas and Electric Company,
6.05%, 3-1-34	275	282,374
		787,468
Utilities - Telephone - 1.47%
Sprint Capital Corporation and Sprint Corporation,
8.75%, 3-15-32	375	486,510
United States Cellular Corporation,
6.7%, 12-15-33	250	259,900
		746,410

TOTAL CORPORATE DEBT SECURITIES - 47.16%		$23,920,612

(Cost: $24,028,115)

MUNICIPAL OBLIGATION - 0.29%

Minnesota
City of Eden Prairie, Minnesota, Multifamily Housing Revenue Refunding Bonds (GNMA Collaterized Mortgage Loan - Parkway Apartments Project),
7.35%, 2-20-09	140	$146,549
(Cost: $140,000)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 4.51%
Federal Home Loan Bank,
3.25%, 8-11-06	1,225	1,215,349
Federal National Mortgage Association:
4.25%, 5-15-09	500	496,999
5.125%, 1-2-14	575	574,739
		2,287,087
Mortgage-Backed Obligations - 34.52%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
3.5%, 2-15-30	125	118,247
6.5%, 9-1-32	326	340,491
5.5%, 5-1-34	257	258,295
5.5%, 5-1-34	191	191,922
5.5%, 6-1-34	2,123	2,129,996
5.0%, 9-1-34	50	48,607
5.5%, 9-1-34	228	228,705
5.5%, 10-1-34	496	497,903
5.5%, 3-1-35	180	180,450
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.23%, 1-1-08	143	148,325
6.0%, 9-1-17	163	169,335
5.0%, 6-1-18	621	621,381
5.0%, 7-1-18	205	205,339
7.5%, 5-1-31	192	207,211
7.0%, 9-1-31	70	73,777
7.0%, 11-1-31	146	153,840
6.5%, 12-1-31	82	85,228
7.0%, 2-1-32	140	148,441
7.0%, 3-1-32	145	153,782
6.5%, 4-1-32	38	39,680
6.5%, 5-1-32	39	40,649
6.5%, 7-1-32	108	112,494
6.5%, 8-1-32	99	103,258
6.5%, 8-1-32	82	85,527
6.5%, 9-1-32	132	138,355
6.5%, 9-1-32	58	61,034
6.0%, 10-1-32	198	203,279
6.5%, 10-1-32	190	198,332
6.0%, 11-1-32	185	190,646
6.0%, 3-1-33	143	148,006
5.5%, 4-1-33	228	228,539
5.5%, 5-1-33	172	172,650
5.0%, 8-1-33	109	106,973
5.5%, 2-1-34	500	500,625
5.5%, 3-1-34	238	238,958
5.5%, 3-1-34	103	103,485
5.5%, 4-1-34	231	232,407
5.5%, 4-1-34	82	82,282
5.0%, 5-1-34	113	110,889
5.0%, 5-1-34	92	90,159
5.5%, 5-1-34	220	220,512
5.5%, 11-1-34	1,768	1,772,095
6.0%, 11-1-34	1,872	1,913,815
5.5%, 2-1-35	250	250,534
5.0%, 4-1-35	1,590	1,588,509
5.0%, 4-1-35	950	928,625
Government National Mortgage Association Agency REMIC/CMO (Interest Only),
0.99676%, 6-17- 45	5,302	333,155
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
5.0%, 11-15-33	1,371	1,354,494
		17,511,241
Treasury Inflation Protected Obligation - 3.33%
United States Treasury Note,
1.875%, 7-15-13 (B)	1,600	1,690,261

Treasury Obligations - 7.21%
United States Treasury Bond,
5.375%, 2-15-31	220	239,774
United States Treasury Notes:
1.875%, 1-31-06	1,075	1,062,067
2.5%, 10-31-06	550	539,946
2.25%, 2-15-07	100	97,273
3.375%, 10-15-09	1,775	1,718,560
		3,657,620

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 49.57%		$25,146,209

(Cost: $25,275,021)

SHORT-TERM SECURITIES

Commercial Paper
Capital Equipment - 1.97%
John Deere Capital Corporation,
2.84%, 4-21-05	1,000	998,422

Cosmetics and Toiletries - 2.70%
Gillette Company (The),
2.81%, 4-1-05	1,370	1,370,000

Household - General Products - 2.96%
Fortune Brands Inc.,
2.77%, 4- 4-05	1,500	1,499,654

Total Commercial Paper - 7.63%		3,868,076

United States Government Security - 1.18%
Federal Home Loan Bank,
2.43%, 4-1-05	600	600,000

TOTAL SHORT-TERM SECURITIES - 8.81%		$4,468,076

(Cost: $4,468,076)

TOTAL INVESTMENT SECURITIES - 106.83%		$54,188,071

(Cost: $54,431,262)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (6.83%)		(3,465,188)

NET ASSETS - 100.00%		$50,722,883

Notes to Schedule of Investments
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $6,619,470 or 13.05% of net assets.
(B)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY BOND FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $54,431) (Notes 1 and 3)	$54,188
Receivables:
Dividends and interest	382
Fund shares sold	105
Prepaid and other assets	18

Total assets	54,693

LIABILITIES
Payable for investment securities purchased	3,693
Payable to Fund shareholders	161
Dividends payable	27
Due to custodian	23
Accrued management fee (Note 2)	22
Accrued service fee (Note 2)	11
Accrued shareholder servicing (Note 2)	10
Accrued accounting services fee (Note 2)	4
Accrued distribution fee (Note 2)	1
Other	18

Total liabilities	3,970

Total net assets	$50,723

NET ASSETS
Capital paid in	$51,136
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1
Accumulated undistributed net realized loss on investment transactions	(171)
Net unrealized depreciation in value of investments	(243)

Net assets applicable to outstanding units of capital	$50,723

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.52
Class B	$10.52
Class C	$10.52
Class Y	$10.52
Capital shares outstanding:
Class A	4,696
Class B	71
Class C	52
Class Y	3

See Notes to Financial Statements.

Statement of Operations
      IVY BOND FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,785
Dividends	26

Total income	1,811

Expenses (Note 2):
Investment management fee	190
Shareholder servicing:
Class A	89
Class B	2
Class C	2
Class Y	- *
Service fee:
Class A	86
Class B	1
Class C	1
Class Y	- *
Registration fees	60
Accounting services fee	28
Audit fees	19
Custodian fees	16
Distribution fee:
Class A	2
Class B	4
Class C	2
Legal fees	1
Other	24

Total	527
Less expenses in excess of contractual limit (Note 2)	(92)

Total expenses	435

Net investment income	1,376

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	89
Unrealized depreciation in value of investments during the period	(998)

Net loss on investments	(909)

Net increase in net assets resulting from operations	$467

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY BOND FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	9-30-03

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,376	$470	$1,003
Realized net gain on investments	89	249	602
Unrealized depreciation	(998)	(25)	(268)

Net increase in net assets resulting from operations	467	694	1,337

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,367)	(457)	(754)
Class B	(12)	(1)	(198)
Class C	(7)	- *	(39)
Class Y	(1)	- *	NA
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	NA

	(1,387)	(458)	(991)

Capital share transactions (Note 5)	28,126	(420)	(1,372)

Total increase (decrease)	27,206	(184)	(1,026)
NET ASSETS
Beginning of period	23,517	23,701	24,727

End of period	$50,723	$23,517	$23,701

Undistributed net investment income (loss)	$1	$ (- )*	$(12)

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 48 - 51.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended September 30,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$10.83	$10.73		$10.57	$10.30	$9.60	$9.71

Income (loss) from investment operations:
Net investment income	0.41	0.23		0.45	0.52	0.58	0.58
Net realized and unrealized gain (loss) on investments	(0.30)	0.09		0.15	0.27	0.70	(0.11)

Total from investment operations	0.11	0.32		0.60	0.79	1.28	0.47

Less distributions from:
Net investment income	(0.42)	(0.22)		(0.44)	(0.52)	(0.58)	(0.58)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.42)	(0.22)		(0.44)	(0.52)	(0.58)	(0.58)

Net asset value, end of period	$10.52	$10.83		$10.73	$10.57	$10.30	$9.60

Total return (1)	1.04%	3.03%		5.84%	7.90%	13.68%	5.04%
Net assets, end of period (in millions)	$49	$23		$18	$17	$16	$15
Ratio of expenses to average net assets including reimbursement	1.17%	1.46	% (2)(3)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets including reimbursement	3.84%	4.53	% (2)(3)	4.25%	5.07%	5.77%	6.08%
Ratio of expenses to average net assets excluding reimbursement	1.43%	2.36	% (2)(3)	2.01%	1.92%	1.99%	1.84%
Ratio of net investment income to average net assets excluding reimbursement	3.58%	3.64	% (2)(3)	3.39%	4.30%	4.93%	5.39%
Portfolio turnover rate	200%	78%		119%	148%	252%	191%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 1.15% of average net assets.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$10.83	$10.64

Income (loss) from investment operations:
Net investment income	0.28	0.11
Net realized and unrealized gain (loss) on investments	(0.31)	0.19

Total from investment operations	(0.03)	0.30

Less distributions from:
Net investment income	(0.28)	(0.11)
Capital gains	(0.00)	(0.00)

Total distributions	(0.28)	(0.11)

Net asset value, end of period	$10.52	$10.83

Total return	-0.23%	2.77%
Net assets, end of period (in thousands)	$744	$287
Ratio of expenses to average net assets	2.45%	2.76	% (2)
Ratio of net investment income to average net assets	2.63%	3.04	% (2)
Portfolio turnover rate	200%	78	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to

	3-31-05	3-31-04
Net asset value, beginning of period	$10.83	$10.64

Income (loss) from investment operations:
Net investment income	0.27	0.11
Net realized and unrealized gain (loss) on investments	(0.31)	0.19

Total from investment operations	(0.04)	0.30

Less distributions from:
Net investment income	(0.27)	(0.11)
Capital gains	(0.00)	(0.00)

Total distributions	(0.27)	(0.11)

Net asset value, end of period	$10.52	$10.83

Total return	-0.40%	2.77%
Net assets, end of period (in thousands)	$547	$115
Ratio of expenses to average net assets	2.59%	2.61	% (2)
Ratio of net investment income to average net assets	2.47%	3.09	% (2)
Portfolio turnover rate	200%	78	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to

	3-31-05	3-31-04
Net asset value, beginning of period	$10.83	$10.64

Income (loss) from investment operations:
Net investment income	0.39	0.13
Net realized and unrealized gain (loss) on investments	(0.31)	0.19

Total from investment operations	0.08	0.32

Less distributions from:
Net investment income	(0.39)	(0.13)
Capital gains	(0.00)	(0.00)

Total distributions	(0.39)	(0.13)

Net asset value, end of period	$10.52	$10.83

Total return	0.75%	3.03%
Net assets, end of period (in thousands)	$34	$25
Ratio of expenses to average net assets	1.46%	1.54	% (2)
Ratio of net investment income to average net assets	3.65%	3.99	% (2)
Portfolio turnover rate	200%	78	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Cash Reserves Fund
      March 31, 2005

An interview with Mira Stevovich, CFA, portfolio manager of the Ivy Cash Reserves Fund

The following discussion and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

Please note that this Fund is closed to new investors.

How did the Fund perform during the last fiscal year?

The Fund was competitive with peer group money market funds over the fiscal year. The yield on the Fund has increased gradually due to increases in the federal funds rate, which has translated into higher-yielding market rates of interest. The Fund's fiscal year started with the federal funds rate at a historically low 1 percent. As the economy improved, the Federal Reserve began to remove excess liquidity from the financial system in a slow and measured way. In June of 2004, the Federal Reserve voted to increase the federal funds rate one quarter-point, and continued to do so at each of its subsequent meetings. At the end of the fiscal year, the federal funds rate was 2.75 percent.

What factors affected performance during the fiscal year?

The increase in short-term interest rates positively affected the overall performance of the Fund. After a long period of low short-term interest rates, along with market sentiment that anticipated this environment to remain the same for a prolonged period of time, things began to change in the spring of 2004. The market began to incorporate higher future rates of interest into market rates, which provided the opportunity to invest in securities with higher yields.

Credit quality continued to play a role in the management and performance of the Fund. We remain vigilant in our review of companies and securities in which we invest. We continue to select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints.

What market conditions or events influenced the Fund's performance during the fiscal year?

A decline in the supply of short-term securities was a factor in the Fund's return during the past year. Early in the fiscal year, companies that had contracted their businesses during the economic downturn, as well as those that had financed their businesses in the long-term bond market, continued borrowing less in the short-term market. However, as the economy expanded, companies began to increase their short-term financing, which increased the supply of securities in the short-term market.

However, counteracting this increased supply was the increasing number of investors that remained in the short-term market, anticipating each interest rate increase by the Federal Reserve. This slightly depressed the yields on securities with very short maturities. Also, uncertainty about the ultimate magnitude and timing of increases by the Federal Reserve made it difficult for the longer end of the money market yield curve to fully capture the anticipated future increases in short-term rates. Therefore, higher yields were available in one-year maturities; however, they did not fully reflect the anticipated increases in short-term rates. That also kept investors at the shorter end of the short-term market, which further depressed yields.

What strategies and techniques did you employ that specifically affected the Fund's performance?

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Fund's yield, because high quality securities are issued at premium rates of interest (lower-yielding securities).

To attempt to compensate for this, we have tried to purchase longer-dated (higher-yielding) high-quality securities. We also have looked to certain sectors, such as taxable municipal securities, which have been offered at attractive rates of interest. In our view, floating rate taxable municipal and corporate securities have been an excellent investment vehicle during this increasing interest rate environment. The more frequent the rate change of the floating rate security, the quicker the interest rate increases are typically captured in the portfolio.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

We have emphasized investments of the highest credit quality during the fiscal year, and we intend to continue to do so going forward. We have also increased our exposure to floating rate securities in an attempt to take advantage of increasing rates of interest, and we intend to remain invested in them going forward. We have also added investments in asset-backed commercial paper from time-to-time, as they provide higher yields while also providing high credit quality.

Going forward, we plan to choose securities from all industries and sectors, including U.S. Treasury and government agency securities, when we feel that they look attractive on a relative basis.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SHAREHOLDER SUMMARY OF IVY CASH RESERVES FUND
Portfolio Highlights

On March 31, 2005, Ivy Cash Reserves Fund had net assets totaling $5,834,522.

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Corporate Obligations - Notes	$34.18
Municipal Obligations	$23.91
Corporate Obligations - Commercial Paper	$21.92
United States Government Securities	$17.94
Corporate Obligations - Certificates of Deposit	$1.71
Cash and Other Assets, Net of Liabilities	$0.34

The Investments of Ivy Cash Reserves Fund
March 31, 2005
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificate of Deposit - 1.71%
Banks
Citibank, N.A.,
2.8%, 5-20-05	$100	$100,000

Commercial Paper
Food and Related - 4.24%
McCormick & Co. Inc.,
2.95%, 8-16-05	250	247,193

Household - General Equipment - 4.27%
Fortune Brands Inc.,
2.9%, 5-25-05	250	248,912

Multiple Industry - 3.81%
General Electric Capital Corporation,
3.04%, 8-8-05	225	222,549

Security and Commodity Brokers - 9.60%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
2.86%, 4-1-05	311	311,000
UBS Finance Delaware LLC:
2.83%, 5-18-05	125	124,538
2.85%, 6-2-05	125	124,387
		559,925

Total Commercial Paper - 21.92%		1,278,579

Notes
Banks - 3.87%
U.S. Bancorp,
4.75%, 6-30-05	125	125,741
Wells Fargo & Company,
2.78%, 4-15-05	100	100,000
		225,741
Business Equipment and Services - 2.83%
Berkeley Hills Country Club, Inc., Incremental Taxable Variable Rate Demand Bonds, Series 2000 (Wachovia Bank, N.A.),
2.93%, 4-7-05	165	165,000

Computers - Main and Mini - 1.71%
International Business Machines Corporation,
2.72458%, 4-8-05	100	100,000

Finance Companies - 2.14%
Park Street Properties I, LLC, Taxable Variable Rate Demand Notes, Series 2004 (University of Wisconsin - Madison Projects), (U.S. Bank, National Association),
2.81%, 4-7-05	125	125,000

Food and Related - 1.75%
Unilever Capital Corporation,
6.875%, 11-1-05	100	102,274

Health Care - General - 3.34%
ACTS Retirement - Life Communities, Inc., Variable Rate Demand Bonds, Series 2003A (Bank of America, N.A.),
2.8%, 4-7-05	195	195,000

Retail - General Merchandise - 1.71%
Service Oil, Inc., Taxable Variable Rate Demand Bonds (Service Oil, Inc.), Series 2002 (U.S. Bank, National Association),
2.9%, 4-1-05	100	100,000

Retail - Specialty Stores - 3.09%
El Dorado Enterprises of Miami, Inc., Taxable Variable Rate Demand Bonds, Series 1999 (Wachovia Bank, N.A.),
2.93%, 4-7-05	180	180,000

Multiple Industry - 4.29%
The Salvation Army, Taxable Multi-Modal Revenue Bonds, Series 2005A (The Bank of New York),
2.84%, 4-7-05	250	250,000

Utilities - Telephone - 9.45%
BellSouth Corporation,
4.119%, 4-26-05 (A)	300	300,507
SBC Communications Inc.,
4.206%, 6-5-05 (A)	250	250,867
		551,374

Total Notes - 34.18%		1,994,389

TOTAL CORPORATE OBLIGATIONS - 57.81%		$3,372,968

(Cost: $3,372,968)

MUNICIPAL OBLIGATIONS

California - 9.77%
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
2.84%, 4-6-05	300	300,000
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Air Products and Chemicals, Inc./Wilmington Facility), Taxable Series 1997A,
2.85%, 5-9-05	270	270,000
		570,000
Florida - 2.31%
University of South Florida Research Foundation, Incorporated, Variable Rate Demand Revenue Bonds (Interdisciplinary Research Building Project), Taxable Series 2004B (Bank of America, N.A.),
2.82%, 4-6-05	135	135,000

Maryland - 3.26%

Mayor and City Council of Baltimore (City of Baltimore,
      Maryland), General Obligation Bonds, Consolidated
      Public Improvement Refunding Bonds,
      Series 2003C (Variable Rate Demand/Taxable),
      (Financial Security Assurance Inc.),

2.85%, 4-7-05	190	190,000

New York - 3.43%
The City of New York, General Obligation Bonds, Fiscal 1995 Series B, Taxable Adjustable Rate Bonds (Bayerische Landesbank Girozentrale, New York Branch),
2.62%, 4- 4-05	100	100,000
Nassau County Industrial Development Agency, Taxable Variable Rate Demand Revenue Bonds (57 Seaview Realty Associates, LLC 2004 Project), (Wachovia Bank, N.A.),
2.86%, 4-7-05	100	100,000
		200,000
Washington - 1.71%
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds (Columbia Heights Retirement Project), Series 2004 B (Wells Fargo Bank, N.A.),
2.9%, 4-1-05	100	100,000

Wisconsin - 3.43%
Town of Wood River, Wisconsin, Taxable Variable Rate Demand Industrial Development Revenue Bonds (Burnett Dairy Cooperative Project), Series 2001B (U. S. Bank, National Association),
2.9%, 4-1-05	200	200,000

TOTAL MUNICIPAL OBLIGATIONS - 23.91%		$1,395,000

(Cost: $1,395,000)

UNITED STATES GOVERNMENT SECURITIES

Federal Home Loan Bank:
1.3%, 4-27-05	200	200,000
1.35%, 4-29-05	200	200,000
Overseas Private Investment Corporation:
2.85%, 4-6-05	240	240,000
2.85%, 4-6-05	407	406,977

TOTAL UNITED STATES GOVERNMENT SECURITIES - 17.94%		$1,046,977

(Cost: $1,046,977)

TOTAL INVESTMENT SECURITIES - 99.66%		$5,814,945

(Cost: $5,814,945)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.34%		19,577

NET ASSETS - 100.00%		$5,834,522

Notes to Schedule of Investments
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $551,374 or 9.45% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      IVY CASH RESERVES FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $5,815) (Note 1)	$5,815
Cash	-	*
Interest receivable	36
Prepaid and other assets	15

Total assets	5,866

LIABILITIES
Payable to Fund shareholders	20
Accrued shareholder servicing (Note 2)	5
Accrued management fee (Note 2)	2
Dividends payable	1
Other	3

Total liabilities	31

Total net assets	$5,835

NET ASSETS
Capital paid in	$5,835

Net assets applicable to outstanding units of capital	$5,835

Net asset value per share (net assets divided by shares outstanding):
Class A	$1.00
Class B	$1.00
Class C	$1.00
Capital shares outstanding:
Class A	4,412
Class B	1,333
Class C	90
*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY CASH RESERVES FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$118

Expenses (Note 2):
Registration fees	44
Shareholder servicing:
Class A	30
Class B	7
Class C	1
Investment management fee	28
Audit fees	13
Legal fees	7
Custodian fees	5
Other	6

Total	141
Less expenses in excess of contractual limit (Note 2)	(76)

Total expenses	65

Net investment income	53

Net increase in net assets resulting from operations	$53

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CASH RESERVES FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	12-31-03

DECREASE IN NET ASSETS
Operations:
Net investment income	$53	$6	$56

Net increase in net assets resulting from operations	53	6	56

Distributions to shareholders from net investment income (Note 1F): (1)
Class A	(39)	(4)	(33)
Class B	(13)	(2)	(18)
Class C	(1)	- *	(5)

	(53)	(6)	(56)

Capital share transactions (Note 5)	(3,087)	(478)	(12,202)

Total decrease	(3,087)	(478)	(12,202)
NET ASSETS
Beginning of period	8,922	9,400	21,602

End of period	$5,835	$8,922	$9,400

Undistributed net investment income	$-	$-	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 62 - 64.

See Notes to Financial Statements.

Financial Highlights
      IVY CASH RESERVES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.01	0.00	*	0.00 *	0.01 (1)	0.03	0.05
Less dividends declared	(0.01)	(0.00	)*	(0.00)*	(0.01)	(0.03)	(0.05)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.78%	0.07%		0.33%	0.78%	3.12%	5.37%
Net assets, end of period (in millions)	$4	$6		$6	$15	$13	$20
Ratio of expenses to average net assets including reimbursement	0.94%	0.85	% (2)	0.85%	0.88%	0.87%	0.85%
Ratio of net investment income to average net assets including reimbursement	0.77%	0.29	% (2)	0.35%	0.78%	3.12%	5.38%
Ratio of expenses to average net assets excluding reimbursement	2.09%	2.36	% (2)	1.80%	1.73%	1.59%	1.52%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.38%	-1.22	% (2)	-0.60%	-0.07%	2.40%	4.71%
*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CASH RESERVES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.01	0.00	*	0.00 *	0.01 (1)	0.03	0.05
Less dividends declared	(0.01)	(0.00	)*	(0.00)*	(0.01)	(0.03)	(0.05)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.78%	0.07%		0.36%	0.85%	3.19%	5.35%
Net assets, end of period (in millions)	$1	$3		$3	$6	$7	$6
Ratio of expenses to average net assets including reimbursement	0.92%	0.85	% (2)	0.83%	0.80%	0.80%	0.87%
Ratio of net investment income to average net assets including reimbursement	0.72%	0.29	% (2)	0.38%	0.85%	3.19%	5.36%
Ratio of expenses to average net assets excluding reimbursement	1.84%	2.32	% (2)	1.77%	1.65%	1.52%	1.54%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.20%	-1.18	% (2)	-0.56%	0.00%	2.47%	4.69%
*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CASH RESERVES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.01	0.00	*	0.00 *	0.01 (1)	0.03	0.05
Less dividends declared	(0.01)	(0.00	)*	(0.00)*	(0.01)	(0.03)	(0.05)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.78%	0.07%		0.40%	0.74%	3.10%	5.65%
Net assets, end of period (in thousands)	$90	$167		$184	$813	$519	$1,975
Ratio of expenses to average net assets including reimbursement	0.94%	0.85	% (2)	0.72%	0.84%	0.88%	0.72%
Ratio of net investment income to average net assets including reimbursement	0.77%	0.29	% (2)	0.52%	0.82%	3.10%	5.51%
Ratio of expenses to average net assets excluding reimbursement	2.60%	3.91	% (2)	1.66%	1.69%	1.60%	1.39%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.89%	-2.77	% (2)	-0.42%	-0.03%	2.38%	4.84%
*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Managers' Discussion of
Ivy Cundill Global Value Fund
      March 31, 2005

The Ivy Cundill Global Value Fund is subadvised by Peter Cundill & Associates, Inc. The following is an interview with F. Peter Cundill, CFA, and Hiok Hhu Ng, CFA, portfolio managers of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance during the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund did well during the fiscal year, with Class A shares increasing 10.29 percent, before the impact of sales charges. This compared with the Morgan Stanley Capital International World Index (reflecting the performance of securities that generally represent the global stock market), which increased 10.56 percent during the period, and the Lipper Global Small/Mid-Cap Value Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 10.19 percent during the period.* Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

The Fund performed nearly on par with the benchmark index over the period, despite the challenge in finding investments that fell under our value investment criteria. We continued to stay true to our disciplined approach to value investing, which focuses on buying the securities of companies we believe are trading below their intrinsic value. The result was a concentrated portfolio of 31 investments (as of fiscal year-end), with the top 10 investments in the Fund responsible for approximately 91 percent of the total performance for the fiscal year. On the negative side, high cash levels throughout the year, compounded by heavy inflows, detracted from performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?

We feel that market volatility was our friend during the fiscal year, providing us with numerous buying and selling opportunities. As in recent years, Asia, and particularly Japan, was a big focus area for the Fund. Investors may have been expecting revolutionary improvements to Japanese corporate governance over the last year, but they soon realized that it continues to be evolutionary. We believe that the frequency of mergers and acquisitions, whether friendly or hostile, will likely increase in the evolution of corporate practices in Japan. The most recent example involved the attempted hostile takeover of a large broadcasting operation. This was an important corporate event, as the hostile takeover was purely between two domestic corporations. One of the Fund's holdings strategically increased its dividend to defend itself from this takeover attempt. Even though the increase in dividend was a defensive mechanism against a hostile takeover, we believe shareholders of the company are now better off, as management was forced to stop retaining capital and to return excess capital to shareholders. As a result, we believe transparency has improved. The Fund has also started experiencing improved dividend policies with two other Japanese holdings, and we believe they will not be the last. In our view, this is but another positive example of the evolving nature of Japanese corporate governance. We believe that mergers and acquisitions remain a vital catalyst for unlocking hidden shareholder value in Japan, and we patiently await more.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During the year, we continued to predominantly hedge our international currency exposure. Our currency hedges led to a marginal negative impact on Fund performance, as the U.S. dollar continued to weaken against major international currencies. However, we believe it has been a meaningful opportunity cost, for hedging allowed us to focus our attention solely on picking stocks.

Our North American investments performed well, despite limited exposure within the Fund. From time to time, we do find compelling ideas in North America, regardless of what we see as some stretched market valuations. We continue to be very pleased with our existing investment in Europe, as we feel that the market continues to recognize its hidden intrinsic value. However, the European equity market continues to offer limited ideas for us, and so we remain cautious.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

Overall, we feel North American equities in general continue to be a bit overvalued. Regardless, in our view, Japan and Asia ex-Japan offer more compelling valuations despite the continued appreciation in the equity markets. We believe balance sheets in Asia continue to be stronger and, as a result, more flexible relative to North American and European balance sheets.

The Fund remains defensively positioned as the broader markets continue to appreciate. We continue to employ our value investment discipline regardless of market conditions and are primarily invested in consumer brand, media and financial sectors. Going forward, we intend to stay true to our focused and concentrated approach to global value investing.

*The Fund's Lipper classification was changed from the Global Funds Universe to the Global Small/Mid-Cap Value Funds Universe, effective June 30, 2004. The Lipper Global Funds Universe Average returned 8.49 percent for the fiscal year. The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Cundill Global Value Fund, Class A Shares (1)(4)	$13,438
Morgan Stanley Capital International World Index (2)	$13,138
Lipper Global Funds Universe Average (2)	$13,362
Lipper Global Small/Mid-Cap Value Funds Universe Average (2)	$15,119

IVY CUNDILL GLOBAL VALUE FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY CUNDILL GLOBAL VALUE FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX	LIPPER GLOBAL FUNDS UNIVERSE AVERAGE	LIPPER GLOBAL SMALL\ MID-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception 9/4/01		9,425	10,000	10,000	10,000
DEC	2001	9,230	10,859	11,006	10,448
DEC	2002	8,107	8,699	8,982	9,153
DEC	2003	11,060	11,580	11,896	12,458
MARCH	2004	12,185	11,883	12,312	13,720
MARCH	2005	13,438	13,138	13,362	15,119

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of September 30, 2001.
Average Annual Total Return (3)
	Class A	Class B	Class C	Class Y	Advisor Class (4)	Class I (4)

1-year period ended 3-31-05	3.95%	5.37%	9.59%	10.90%	10.86%	10.62%
5-year period ended 3-31-05	-	-	-	-	-	-
10-year period ended 3-31-05	-	-	-	-	-	-
Since inception of Class through 3-31-05 (5)	8.62%	12.03%	12.14%	23.25%	8.73%	21.39%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Advisor Class shares and Class I shares are no longer available for investment.

(5)9-4-01 for Class A shares, 9-26-01 for Class B shares, 10-19-01 for Class C shares, 7-24-03 for Class Y shares, 4-19-00 for Advisor Class shares and 11-5-02 for Class I shares (the date on which shares were first acquired by shareholders).

 Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY CUNDILL GLOBAL VALUE FUND
Portfolio Highlights

On March 31, 2005, Ivy Cundill Global Value Fund had net assets totaling $467,488,474 invested in a diversified portfolio of:

69.77%	Common Stocks
30.23%	Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

Pacific Basin	$51.16
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$30.23
United States	$7.54
Europe	$6.01
Canada	$3.34
Other	$1.72

Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$30.23
Financial Services Stocks	$16.17
Consumer Nondurables Stocks	$14.96
Consumer Services Stocks	$10.03
Multi-Industry Stocks	$6.16
Capital Goods Stocks	$5.39
Utilities Stocks	$5.35
Business Equipment and Services Stocks	$4.09
Shelter Stocks	$2.60
Technology Stocks	$2.28
Raw Materials Stocks	$1.57
Consumer Durables Stocks	$1.17

The Investments of Ivy Cundill Global Value Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Bermuda - 1.72%
Guoco Group Limited (A)	800,000	$8,051,798

Canada - 3.34%
Fairfax Financial Holdings Limited (A)	23,104	3,450,513
Legacy Hotels Real Estate Investment Trust (A)	1,371,200	7,843,201
Legacy Hotels Real Estate Investment Trust (A)(B)	753,900	4,312,273
		15,605,987
Germany - 3.28%
Henkel Kommanditgesellschaft auf Aktien (A)	86,525	7,350,035
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft, Registered shares (A)*	66,572	8,003,461
		15,353,496
Hong Kong - 3.42%
CITIC Pacific Limited (A)	2,000,000	5,859,350
First Pacific Company Limited (A)*	31,872,000	10,113,879
		15,973,229
Italy - 2.73%
Italmobiliare S.p.A., Non-Convertible Savings Shares (A)	254,511	12,740,907

Japan - 36.34%
AIFUL Corporation (A)	31,700	2,536,709
AIFUL Corporation (A)	15,850	1,241,746
Asatsu-DK Inc. (A)	597,700	19,120,602
Coca-Cola West Japan Company Limited (A)	430,400	10,115,725
Kikkoman Corporation (A)	400,000	4,010,446
Kirin Brewery Company, Limited (A)	2,060,000	20,077,411
Lion Corporation (A)	1,973,000	11,151,259
Mabuchi Motor Co., Ltd. (A)	177,400	10,655,251
Nikko Cordial Corporation (A)	3,812,000	19,056,445
Nintendo Co., Ltd. (A)	50,000	5,456,072
Nippon Television Network Corporation (A)	107,000	16,725,611
NIPPONKOA Insurance Company, Limited (A)	1,900,000	13,024,622
Shiseido Company, Limited (A)	305,000	4,025,135
TV Asahi Corporation (A)	3,551	8,213,468
Takefuji Corporation (A)	300,000	20,201,455
Tokyo Broadcasting System, Inc. (A)	220,000	4,288,379
		169,900,336
Malaysia - 2.66%
Arab-Malaysian Corporation Berhad (A)*	37,538,800	12,447,076

Singapore - 3.78%
Singapore Press Holdings Limited (A)	6,400,000	17,677,630

South Korea - 4.96%
Dongwon Financial Holding Co., Ltd. (A)	750	10,118
Korea Electric Power Corporation (A)	100,000	2,570,162
Korea Tobacco & Ginseng Corporation (A)	630,000	20,472,674
Korea Tobacco & Ginseng Corporation, GDR (B)	7,000	113,750
		23,166,704
United States - 7.54%
Liberty Media International, Inc., Class A*	293,751	12,839,856
MCI, Inc.	900,000	22,419,000
		35,258,856

TOTAL COMMON STOCKS - 69.77%		$326,176,019

(Cost: $281,122,683)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.88%	Face Amount in Thousands

Euro, 7-22-05 (C)	EUR16,344	(31,794)
Euro, 10-7-05 (C)	3,682	143,673
Japanese Yen, 7-22-05 (C)	JPY7,395,409	2,428,541
Japanese Yen, 10-7-05 (C)	7,556,434	1,680,946
Singapore Dollar, 7-22-05 (C)	SGD17,823	86,700
Singapore Dollar, 10-7-05 (C)	5,586	(32,388)
South Korean Won, 7-22-05 (C)	KRW18,255,546	(162,074)
South Korean Won, 10-7-05 (C)	3,365,619	14,765
		$4,128,369

SHORT-TERM SECURITIES	Principal Amount in Thousands

Repurchase Agreement - 7.49%
J.P. Morgan Securities Inc., 2.25% Repurchase Agreement dated 3-31-05 to be repurchased at $34,989,187 on 4-1-05 (D)	$34,987	34,987,000

United States Government Securities
Treasury Obligations - 21.78%
United States Treasury Bills:
2.55%, 4-7-05	37,000	36,984,296
2.66%, 4-21-05	30,000	29,955,667
2.57%, 5-5-05	10,000	9,975,728
2.47%, 5-12-05	15,000	14,957,889
2.69%, 6-9-05	10,000	9,948,442
		101,822,022

TOTAL SHORT-TERM SECURITIES - 29.27%		$136,809,022

(Cost: $136,809,022)

TOTAL INVESTMENT SECURITIES - 99.92%		$467,113,410

(Cost: $417,931,705)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%		375,064

NET ASSETS - 100.00%		$467,488,474

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $4,426,023 or 0.95% of net assets.
(C)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro, JPY - Japanese Yen, KRW - Korean Won, SGD - Singapore Dollar).
(D)Collateralized by $35,084,673 United States Treasury Note, 4.375% due 5-15-07; market value and accrued interest aggregate $35,662,221.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY CUNDILL GLOBAL VALUE FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $417,932) (Notes 1 and 3)	$467,113
Cash denominated in foreign currencies (cost - $6)	6
Receivables:
Fund shares sold	4,780
Dividends and interest	974
Prepaid and other assets	47

Total assets	472,920

LIABILITIES
Payable for investment securities purchased	4,233
Payable to Fund shareholders	385
Accrued management fee (Note 2)	381
Accrued shareholder servicing (Note 2)	130
Accrued service fee (Note 2)	95
Accrued distribution fee (Note 2)	82
Due to custodian	53
Accrued accounting services fee (Note 2)	8
Accrued administrative fee (Note 2)	4
Other	61

Total liabilities	5,432

Total net assets	$467,488

NET ASSETS
Capital paid in	$423,706
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1,870)
Accumulated undistributed net realized loss on investment transactions	(3,530)
Net unrealized appreciation in value of investments	49,182

Net assets applicable to outstanding units of capital	$467,488

Net asset value per share (net assets divided by shares outstanding):
Class A	$13.79
Class B	$13.54
Class C	$13.48
Class Y	$13.82
Advisor Class	$13.77
Class I	$13.70
Capital shares outstanding:
Class A	23,258
Class B	2,759
Class C	7,148
Class Y	721
Advisor Class	218
Class I	5

See Notes to Financial Statements.

Statement of Operations
      IVY CUNDILL GLOBAL VALUE FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $200)	$3,112
Interest and amortization	1,530

Total income	4,642

Expenses (Note 2):
Investment management fee	2,575
Shareholder servicing:
Class A	545
Class B	100
Class C	131
Class Y	12
Advisor Class	2
Class I	- *
Distribution fee:
Class A	53
Class B	174
Class C	402
Service fee:
Class A	374
Class B	58
Class C	134
Class Y	17
Registration fees	91
Accounting services fee	70
Custodian fees	70
Legal fees	33
Administrative fee	26
Audit fees	15
Other	140

Total	5,022
Less expenses in excess of voluntary limit (Note 2)	(24)

Total expenses	4,998

Net investment loss	(356)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(3,326)
Realized net gain on foreign currency transactions	43

Realized net loss on investments	(3,283)

Unrealized appreciation in value of securities during the period	30,951
Unrealized appreciation in value of forward currency contracts during the period	5,668

Unrealized appreciation in value of investments during the period	36,619

Net gain on investments	33,336

Net increase in net assets resulting from operations	$32,980

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CUNDILL GLOBAL VALUE FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	12-31-03

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(356)	$(123)	$(56)
Realized net gain (loss) on investments	(3,283)	(300)	704
Unrealized appreciation	36,619	7,959	4,839

Net increase in net assets resulting from operations	32,980	7,536	5,487

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,187)	-	(81)
Class B	-	-	-
Class C	-	-	-
Class Y	(76)	-	(3)
Advisor Class	(27)	-	(16)
Class I	(1)	-	- *
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-
Class I	-	-	-

	(1,291)	-	(100)

Capital share transactions (Note 5)	336,235	39,733	41,413

Total increase	367,924	47,269	46,800
NET ASSETS
Beginning of period	99,564	52,295	5,495

End of period	$467,488	$99,564	$52,295

Undistributed net investment loss	$(1,870)	$(266)	$(158)

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 75 - 80.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,		For the period from 9-4-01 (1) to
	3-31-05	3-31-04		2003	2002	12-31-01

Net asset value, beginning of period	$12.57	$11.41		$8.39	$9.64		$10.15

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.01		0.01	(0.00	) (2)	0.01
Net realized and unrealized gain (loss) on investments	1.25	1.15		3.05	(1.17)		(0.23)

Total from investment operations	1.29	1.16		3.06	(1.17)		(0.22)

Less distributions from:
Net investment income	(0.07)	(0.00)		(0.04)	(0.00)		(0.02)
Capital gains	(0.00)	(0.00)		(0.00)	(0.08)		(0.27)

Total distributions	(0.07)	(0.00)		(0.04)	(0.08)		(0.29)

Net asset value, end of period	$13.79	$12.57		$11.41	$8.39		$9.64

Total return (3)	10.29%	10.17%		36.43%	-12.17%		-2.07%
Net assets, end of period (in thousands)	$320,750	$58,678	$29,530		$1,403		$213
Ratio of expenses to average net assets including reimbursement	1.74%	1.70	% (4)	2.05%	2.28%		4.47	% (4)
Ratio of net investment income (loss) to average net assets including reimbursement	0.08%	-0.09	% (4)	0.18%	0.02%		0.94	% (4)
Ratio of expenses to average net assets excluding reimbursement	-	1.84	% (4)	2.21%	4.97%		31.77	% (4)
Ratio of net investment income (loss) to average net assets excluding reimbursement	-	-0.23	% (4)	0.02%	-2.67%		-26.36	% (4)
Portfolio turnover rate	5%	1%		24%	122%		57	% (5)
(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.
(5)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,			For the period from 9-26-01 (1) to
	3-31-05	3-31-04		2003	2002		12-31-01

Net asset value, beginning of period	$12.38	$11.26		$8.32	$9.61		$9.26

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)		(0.06)	(0.05	) (2)	0.01
Net realized and unrealized gain (loss) on investments	1.17	1.14		3.00	(1.16)		0.62

Total from investment operations	1.16	1.12		2.94	(1.21)		0.63

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)
Capital gains	(0.00)	(0.00)		(0.00)	(0.08)		(0.26)

Total distributions	(0.00)	(0.00)		(0.00)	(0.08)		(0.28)

Net asset value, end of period	$13.54	$12.38		$11.26	$8.32		$9.61

Total return	9.37%	9.95%		35.34%	-12.62%		6.91%
Net assets, end of period (in millions)	$37	$12		$7	$2		$1
Ratio of expenses to average net assets including reimbursement	2.62%	2.52	% (3)	3.20%	2.84%		6.04	% (3)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.86%	-1.31	% (3)	-1.13%	-0.54%		0.60	% (3)
Ratio of expenses to average net assets excluding reimbursement	-	2.67	% (3)	3.36%	5.53%		39.53	% (3)
Ratio of net investment loss to average net assets excluding reimbursement	-	-1.46	% (3)	-1.29%	-3.23%		-32.89	% (3)
Portfolio turnover rate	5%	1%		24%	122%		57	% (4)
(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended	For the fiscal period ended	For the fiscal year ended December 31,	For the period from 10-19-01 (1) to
3-31-05	3-31-04	2003	2002	12-31-01

Net asset value, beginning of period	$12.30	$11.19	$8.26	$9.57	$9.44

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.03)	(0.07	) (2)	0.01
Net realized and unrealized gain (loss) on investments	1.20	1.12	2.96	(1.16)	0.40

Total from investment operations	1.18	1.11	2.93	(1.23)	0.41

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)
Capital gains	(0.00)	(0.00)	(0.00)	(0.08)	(0.26)

Total distributions	(0.00)	(0.00)	(0.00)	(0.08)	(0.28)

Net asset value, end of period	$13.48	$12.30	$11.19	$8.26	$9.57

Total return	9.59%	9.92%	35.47%	-12.88%	4.44%
Net assets, end of period (in thousands)	$96,375	$23,840	$11,235	$446	$30
Ratio of expenses to average net assets including reimbursement	2.42%	2.35	% (3)	2.93%	3.10%	7.71	% (3)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.62%	-1.09	% (3)	-0.83%	-0.80%	0.99	% (3)
Ratio of expenses to average net assets excluding reimbursement	-	2.50	% (3)	3.10%	5.79%	51.61	% (3)
Ratio of net investment loss to average net assets excluding reimbursement	-	-1.23	% (3)	-1.00%	-3.49%	- 42.91	% (3)
Portfolio turnover rate	5%	1%	24%	122%	57	% (4)
(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 7-24-03 (1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$12.58	$11.40		$9.84

Income (loss) from
investment operations:
Net investment income (loss)	0.07	(0.01)		0.02
Net realized and unrealized gain on investments	1.29	1.19		1.58

Total from investment operations	1.36	1.18		1.60

Less distributions from:
Net investment income	(0.12)	(0.00)		(0.04)
Capital gains	(0.00)	(0.00)		(0.00)

Total distributions	(0.12)	(0.00)		(0.04)

Net asset value, end of period	$13.82	$12.58		$11.40

Total return	10.90%	10.35%		16.28%
Net assets, end of period (in millions)	$10	$2		$1
Ratio of expenses to average net assets including reimbursement	1.20%	1.20	% (2)	1.76	% (2)
Ratio of net investment income (loss) to average net assets including reimbursement	0.52%	-0.32	% (2)	0.55	% (2)
Ratio of expenses to average net assets excluding reimbursement	1.56%	1.80	% (2)	2.09	% (2)
Ratio of net investment income (loss) to average net assets excluding reimbursement	0.16%	-0.92	% (2)	0.22	% (2)
Portfolio turnover rate	5%	1%		24	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,			For the period from 4-19-00 (2) to
	3-31-05	3-31-04		2003	2002	2001	12-31-00

Net asset value, beginning of period	$12.54	$11.37		$8.34	$9.55	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)		(0.01)	0.04 (3)	0.03	0.05
Net realized and unrealized gain (loss) on investments	1.32	1.18		3.10	(1.17)	(0.25)	0.41

Total from investment operations	1.36	1.17		3.09	(1.13)	(0.22)	0.46

Less distributions from:
Net investment income	(0.13)	(0.00)		(0.06)	(0.00)	(0.02)	(0.19)
Capital gains	(0.00)	(0.00)		(0.00)	(0.08)	(0.28)	(0.20)

Total distributions	(0.13)	(0.00)		(0.06)	(0.08)	(0.30)	(0.39)

Net asset value, end of period	$13.77	$12.54		$11.37	$8.34	$9.55	$10.07

Total return	10.86%	10.29%		37.11%	-11.86%	-2.13%	4.66%
Net assets, end of period (in millions)	$3	$3		$3	$2	$1	$1
Ratio of expenses to average net assets including reimbursement	1.23%	1.26	% (4)	2.12%	1.83%	1.40%	1.95	% (4)
Ratio of net investment income (loss) to average net assets including reimbursement	0.41%	-0.17	% (4)	-0.07%	0.47%	0.37%	0.70	% (4)
Ratio of expenses to average net assets excluding reimbursement	-	1.41	% (4)	2.28%	4.52%	10.30%	19.15	% (4)
Ratio of net investment loss to average net assets excluding reimbursement	-	-0.32	% (4)	-0.23%	-2.22%	-8.53%	-16.50	% (4)
Portfolio turnover rate	5%	1%		24%	122%	57%	53%
(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Based on average shares outstanding.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class I Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended	For the period from 11-5-02 (2) to
	3-31-05	3-31-04		12-31-03	12-31-02

Net asset value, beginning of period	$12.49	$11.33		$8.31	$8.85

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)		0.00	0.26
Net realized and unrealized Vgain (loss) on investments	1.30	1.17		3.08	(0.72)

Total from investment operations	1.32	1.16		3.08	(0.46)

Less distributions from:
Net investment income	(0.11)	(0.00)		(0.06)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(0.08)

Total distributions	(0.11)	(0.00)		(0.06)	(0.08)

Net asset value, end of period	$13.70	$12.49		$11.33	$8.31

Total return	10.62%	10.24%		37.12%	-5.23%
Net assets, end of period (in thousands)	$70	$63		$57	$42
Ratio of expenses to average net assets including reimbursement	1.49%	1.39	% (3)	2.03%	11.51	% (3)
Ratio of net investment income (loss) to average net assets including reimbursement	0.16%	-0.29	% (3)	0.03%	2.96	% (3)
Ratio of expenses to average net assets excluding reimbursement	NA	1.53	% (3)	2.20%	28.44	% (3)
Ratio of net investment loss to average net assets excluding reimbursement	NA	-0.44	% (3)	-0.13%	-13.97	% (3)
Portfolio turnover rate	5%	1%		24%	122	% (4)
(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Annualized.
(4)For the 12 months ended December 31, 2002.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Dividend Income Fund
      March 31, 2005

An interview with David P. Ginther, CPA, portfolio manager of the Ivy Dividend Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 10.78 percent for the fiscal year (before the impact of sales charges), compared with the Russell 1000 Index (generally reflecting the performance of securities that represent the large cap sector of the stock market), which increased 7.24 percent, and the Lipper Equity Income Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 9.80 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted the Fund's performance relative to its benchmark index during the fiscal year?

We believe that the Fund benefited from its focus on the energy and industrial cyclical sectors. Energy stocks were helped by tight long-term supply and demand fundamentals in oil that have allowed oil prices to remain higher than expected. Oil supply remains tight, as OPEC's spare capacity of approximately 2 percent is the lowest since the 1970s. Also, demand remains strong despite record prices, mainly due to growth in China and India. Basic-industry stocks benefited from strong demand for commodities as major economies worldwide grew at a faster pace than forecasted. Furthermore, dividend-payers in the S&P 500 Index slightly outperformed the non-dividend-payers for the first time in three years. However, the Fund's overall performance was negatively affected by positions in health care stocks that performed poorly during the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The financial markets benefited from the strong economic recovery in the U.S. and acceleration in corporate profits, despite higher energy costs. Low interest rates and positive economic-stimulus policies continued to encourage economic expansion.

The markets were negatively affected in the first half of the fiscal year by higher energy costs and a related impact on corporate profits and consumer spending. The second half of the fiscal year saw volatility in oil prices. In the third fiscal quarter, we saw the financial markets improve after oil prices peaked at approximately $55 per barrel in October and fell to $42 per barrel by the end of December. The stock markets had a difficult time in the fourth fiscal quarter, as oil prices climbed to an all-time high of more than $57 per barrel in March. Inflation remained in check, despite the materially higher energy prices.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy is to focus on large-cap, high-quality companies with established operating records that we believe can accelerate their dividend payout ratio in the future. We look for companies with strong balance sheets and cash flow that we believe are market leaders in their industries. We believe companies that can continue to grow earnings and increase cash flow likely will increase their dividend payout ratio. During the fiscal year, we looked for stocks that we felt would benefit from a sustained economic recovery in the U.S. and the robust growth associated with China's economy. We attempted to position the Fund to take advantage of the attractive fundamentals associated with commodities due to global economic growth, mainly in China.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

With concerns about rising energy/commodity prices and their effect on the consumer and inflation, we maintained a conservative position during the period. The portfolio focused on the energy and industrial cyclical sectors and remained cautious on technology and consumer-discretionary sectors. The Fund continues to focus on dividend-growth stocks with a low payout ratio and a market yield or higher.

We continue to maintain an overweight position in energy and basic industries stocks and remain cautious about consumer-discretionary stocks. We believe energy prices likely will remain high compared to historical levels, due to the lack of supply growth from OPEC and the demand growth in Asia. We also believe that other commodity prices likely will remain high as supply and demand remain tight due to strong economic growth in China. We believe that China is becoming very important to the world economy due to its consumption of energy and other commodities.

Going forward, we expect economic momentum to slow as the U.S. economic recovery matures. In addition, worldwide economies remain mixed, with China's economy continuing to grow while the economies of Europe and Japan appear to be slowing. We anticipate that the Federal Reserve will increase interest rates at a measured pace over the near term, as inflation remains in check. Higher interest rates could negatively affect the equity valuations of financial markets, in our opinion. As always, we intend to continue to focus on what we feel are high-quality, dividend-paying companies with strong earnings and the cash flow to potentially increase their dividend payout ratio.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Dividend Income Fund, Class A Shares(1)(2)	$11,605
Ivy Dividend Income Fund, Class B Shares(2)	$12,135
Ivy Dividend Income Fund, Class C Shares(2)	$12,137
Ivy Dividend Income Fund, Class Y Shares(2)	$12,342
Russell 1000 Index	$12,636
Lipper Equity Income Funds Universe Average	$12,847

IVY DIVIDEND INCOME FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY DIVIDEND INCOME FUND CLASS A SHARES	IVY DIVIDEND INCOME FUND CLASS B SHARES	IVY DIVIDEND INCOME FUND CLASS C SHARES	IVY DIVIDEND INCOME FUND CLASS Y SHARES	RUSSELL 1000 INDEX	LIPPER EQUITY INCOME FUNDS UNIVERSE AVERAGE

JUNE	2003	9,425	10,000	10,000	10,000	10,000	10,000
SEPT	2003	9,392	9,950	9,960	9,978	10,300	10,181
DEC	2003	10,434	11,036	11,038	11,078	11,563	11,454
MARCH	2004	10,476	11,056	11,058	11,125	11,783	11,700
MARCH	2005	11,605	12,135	12,137	12,342	12,636	12,847

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	4.41%	5.76%	9.76%	10.94%
5-year period ended 3-31-05	-	-	-	-
10-year period ended 3-31-05	-	-	-	-
Since inception of Class through 3-31-05(4)	8.86%	9.55%	11.68%	12.75%
(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)6-30-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY DIVIDEND INCOME FUND
Portfolio Highlights

On March 31, 2005, Ivy Dividend Income Fund had net assets totaling $48,940,370 invested in a diversified portfolio of:

94.28%	Common Stocks
5.72%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Energy Stocks	$18.77
Financial Services Stocks	$17.86
Consumer Nondurables Stocks	$8.34
Technology Stocks	$8.24
Health Care Stocks	$7.32
Utilities Stocks	$6.83
Consumer Services Stocks	$6.36
Cash and Cash Equivalents	$5.72
Multi-Industry Stocks	$4.37
Capital Goods Stocks	$4.00
Raw Materials Stocks	$3.88
Transportation Stocks	$3.19
Shelter Stocks	$2.43
Business Equipment and Services Stocks	$1.35
Retail Stocks	$1.34

The Investments of Ivy Dividend Income Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 3.06%
Boeing Company (The)	10,500	$613,830
Goodrich Corporation	12,500	478,625
Lockheed Martin Corporation	6,600	402,996
		1,495,451
Aluminum - 0.68%
Alcoa Incorporated	11,000	334,290

Banks - 2.61%
Bank of America Corporation	15,150	668,115
Citigroup Inc.	13,567	609,701
		1,277,816
Beverages - 1.80%
Diageo plc, ADR	10,900	620,210
Molson Coors Brewing Company, Class B	3,400	262,378
		882,588
Business Equipment and Services - 1.35%
Genuine Parts Company	15,150	658,873

Capital Equipment - 3.67%
Caterpillar Inc.	8,250	754,380
Deere & Company	15,550	1,043,871
		1,798,251
Chemicals - Petroleum and Inorganic - 1.85%
Dow Chemical Company (The)	8,800	438,680
du Pont (E.I.) de Nemours and Company	9,100	466,284
		904,964
Computers - Peripherals - 3.54%
Microsoft Corporation	39,650	958,142
SAP Aktiengesellschaft, ADR	19,350	775,548
		1,733,690
Electrical Equipment - 0.65%
Emerson Electric Co.	4,900	318,157

Electronic Components - 1.64%
Microchip Technology Incorporated	19,450	505,214
Texas Instruments Incorporated	11,750	299,508
		804,722
Finance Companies - 3.07%
SLM Corporation	30,155	1,502,925

Food and Related - 0.29%
ConAgra Foods, Inc.	5,200	140,504

Health Care - Drugs - 2.94%
Abbott Laboratories	14,300	666,666
Pfizer Inc.	29,450	773,651
		1,440,317
Health Care - General - 0.97%
Boston Scientific Corporation*	16,200	474,498

Hospital Supply and Management - 3.41%
HCA Inc.	8,300	444,631
Medtronic, Inc.	17,700	901,815
PacifiCare Health Systems, Inc.*	5,650	321,598
		1,668,044
Hotels and Gaming - 4.50%
Harrah's Entertainment, Inc.	12,500	807,250
Starwood Hotels & Resorts Worldwide, Inc.	23,250	1,395,697
		2,202,947
Household - General Products - 1.93%
Colgate-Palmolive Company	9,250	482,573
Procter & Gamble Company (The)	8,700	461,100
		943,673
Insurance - Property and Casualty - 3.27%
Allstate Corporation (The)	10,800	583,848
MGIC Investment Corporation	8,919	550,035
St. Paul Companies, Inc. (The)	12,750	468,307
		1,602,190
Leisure Time Industry - 0.73%
Carnival Corporation	6,900	357,489

Mining - 1.35%
Freeport-McMoRan Copper & Gold Inc., Class B	16,700	661,487

Multiple Industry - 4.37%
Bill Barrett Corporation*	8,350	241,398
General Electric Company	41,900	1,510,914
Valor Communications Group, Inc.*	26,550	384,179
		2,136,491
Non-Residential Construction - 1.22%
Fluor Corporation	10,750	595,873

Petroleum - International - 8.68%
Anadarko Petroleum Corporation	14,950	1,137,695
BP p.l.c., ADR	9,200	574,080
Burlington Resources Inc.	19,900	996,393
Exxon Mobil Corporation	25,850	1,540,660
		4,248,828
Petroleum - Services - 10.09%
BJ Services Company	10,250	531,770
Baker Hughes Incorporated	22,200	987,678
National-Oilwell, Inc.*	5,500	256,850
Patterson-UTI Energy, Inc.	42,550	1,064,388
Schlumberger Limited	14,450	1,018,436
Transocean Inc.*	11,800	607,228
Weatherford International Ltd.*	8,150	472,211
		4,938,561
Publishing - 1.13%
Knight-Ridder, Inc.	8,200	551,450

Railroad - 0.98%
Union Pacific Corporation	6,900	480,930

Real Estate Investment Trust - 2.43%
Equity Office Properties Trust	10,750	323,898
ProLogis	9,300	345,030
Simon Property Group, Inc.	8,550	517,959
		1,186,887
Retail - General Merchandise - 1.34%
May Department Stores Company (The)	17,700	655,254

Savings and Loans - 0.59%
Capitol Federal Financial	8,400	291,270

Security and Commodity Brokers - 6.78%
Chicago Mercantile Exchange Holdings Inc.	3,400	659,702
Goldman Sachs Group, Inc. (The)	4,950	544,451
Marsh & McLennan Companies, Inc.	21,800	663,156
Merrill Lynch & Co., Inc.	8,750	495,250
Morgan (J.P.) Chase & Co.	19,202	664,389
New York Community Bancorp, Inc.	16,000	290,560
		3,317,508
Tobacco - 4.32%
Altria Group, Inc.	21,150	1,382,998
Reynolds American Inc.	9,050	729,340
		2,112,338
Trucking and Shipping - 2.21%
United Parcel Service, Inc., Class B	14,900	1,083,826

Utilities - Electric - 1.13%
Dominion Resources, Inc.	7,450	554,504

Utilities - Gas and Pipeline - 2.63%
Enbridge Inc.	7,400	380,952
Kinder Morgan, Inc.	11,950	904,615
		1,285,567
Utilities - Telephone - 3.07%
BellSouth Corporation	18,500	486,365
Iowa Telecommunications Services, Inc.	22,650	441,675
Vodafone Group Plc, ADR	21,550	572,368
		1,500,408

TOTAL COMMON STOCKS - 94.28%		$46,142,571

(Cost: $40,992,666)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 1.69%
Banks
Rabobank USA Financial Corp.,
2.82%, 4-1-05	$824	824,000

United States Government Security - 2.86%
Federal Home Loan Bank,
2.43%, 4-1-05	1,401	1,401,000

TOTAL SHORT-TERM SECURITIES - 4.55%		$2,225,000

(Cost: $2,225,000)

TOTAL INVESTMENT SECURITIES - 98.83%		$48,367,571

(Cost: $43,217,666)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.17%		572,799

NET ASSETS - 100.00%		$48,940,370

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY DIVIDEND INCOME FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $43,218) (Notes 1 and 3)	$48,368
Cash	1
Receivables:
Investment securities sold	471
Fund shares sold	134
Dividends and interest	86
Prepaid and other assets	11

Total assets	49,071

LIABILITIES
Payable for investment securities purchased	68
Payable to Fund shareholders	33
Accrued shareholder servicing (Note 2)	15
Accrued accounting services fees (Note 2)	2
Accrued distribution and service fee (Note 2)	1
Accrued management fee (Note 2)	1
Other	11

Total liabilities	131

Total net assets	$48,940

NET ASSETS
Capital paid in	$43,638
Accumulated undistributed income:
Accumulated undistributed net investment income	23
Accumulated undistributed net realized gain on investment transactions	129
Net unrealized appreciation in value of investments	5,150

Net assets applicable to outstanding units of capital	$48,940

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.13
Class B	$12.09
Class C	$12.09
Class Y	$12.13
Capital shares outstanding:
Class A	2,665
Class B	464
Class C	824
Class Y	87

See Notes to Financial Statements.

Statement of Operations
      IVY DIVIDEND INCOME FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1)	$851
Interest and amortization	50

Total income	901

Expenses (Note 2):
Investment management fee	249
Distribution fee:
Class A	24
Class B	30
Class C	58
Shareholder servicing:
Class A	63
Class B	14
Class C	27
Class Y	1
Service fee:
Class A	34
Class B	10
Class C	19
Class Y	2
Registration fees	53
Accounting services fee	28
Audit fees	15
Custodian fees	7
Legal fees	7
Other	21

Total expenses	662

Net investment income	239

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	130
Unrealized appreciation in value of securities during the period	3,430

Net gain on investments	3,560

Net increase in net assets resulting from operations	$3,799

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY DIVIDEND INCOME FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal period ended
	3-31-05	3-31-04	12-31-03

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$239	$(3)	$64
Realized net gain (loss) on investments	130	149	(14)
Unrealized appreciation (depreciation)	3,430	(49)	1,769

Net increase in net assets resulting from operations	3,799	97	1,819

Distributions to shareholders from net investment income (Note 1F): (1)
Class A	(208)	(7)	(49)
Class B	-	-	(1)
Class C	-	-	(3)
Class Y	(9)	(1)	(3)
Realized gains on investment transactions:
Class A	(84)	-	-
Class B	(16)	-	-
Class C	(29)	-	-
Class Y	(3)	-	-

	(349)	(8)	(56)

Capital share transactions (Note 5)	19,821	2,982	20,835

Total increase	23,271	3,071	22,598
NET ASSETS
Beginning of period	25,669	22,598	0

End of period	$48,940	$25,669	$22,598

Undistributed net investment income	$23	$1	$8

(1)See "Financial Highlights" on pages 92 - 95.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 6-30-03 (1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$11.07	$11.03		$10.00

Income from investment operations:
Net investment income	0.09	0.01		0.04
Net realized and unrealized gain on investments	1.10	0.04		1.03

Total from investment operations	1.19	0.05		1.07

Less distributions from:
Net investment income	(0.09)	(0.01)		(0.04)
Capital gains	(0.04)	(0.00)		(0.00)

Total distributions	(0.13)	(0.01)		(0.04)

Net asset value, end of period	$12.13	$11.07		$11.03

Total return (2)	10.78%	0.41%		10.70%
Net assets, end of period (in millions)	$32	$17		$16
Ratio of expenses to average net assets including voluntary expense waiver	1.59%	2.00	% (3)	1.11	% (3)
Ratio of net investment income to average net assets including voluntary expense waiver	0.94%	0.20	% (3)	1.34	% (3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	2.40	% (3)	1.81	% (3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (4)	-0.20	% (3)	0.64	% (3)
Portfolio turnover rate	32%	12%		16%
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 6-30-03 (1) to

	3-31-05	3-31-04		12-31-03
Net asset value, beginning of period	$11.05	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.02)		0.01
Net realized and unrealized gain on investments	1.06	0.04		1.03

Total from investment operations	1.08	0.02		1.04

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.01)
Capital gains	(0.04)	(0.00)		(0.00)

Total distributions	(0.04)	(0.00)		(0.01)

Net asset value, end of period	$12.09	$11.05		$11.03

Total return	9.76%	0.18%		10.36%
Net assets, end of period (in millions)	$6	$2		$2
Ratio of expenses to average net assets including voluntary expense waiver	2.44%	2.99	% (2)	2.03	% (2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.11%	-0.81	% (2)	0.36	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	3.39	% (2)	2.73	% (2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	- (3)	-1.21	% (2)	-0.34	% (2)
Portfolio turnover rate	32%	12%		16%
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 6-30-03 (1) to

	3-31-05	3-31-04		12-31-03
Net asset value, beginning of period	$11.05	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.02)		0.01
Net realized and unrealized gain on investments	1.07	0.04		1.03

Total from investment operations	1.08	0.02		1.04

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.01)
Capital gains	(0.04)	(0.00)		(0.00)

Total distributions	(0.04)	(0.00)		(0.01)

Net asset value, end of period	$12.09	$11.05		$11.03

Total return	9.76%	0.18%		10.38%
Net assets, end of period (in millions)	$10	$6		$5
Ratio of expenses to average net assets including voluntary expense waiver	2.42%	2.88	% (2)	1.98	% (2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.10%	-0.68	% (2)	0.45	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	3.28	% (2)	2.68	% (2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	- (3)	-1.08	% (2)	-0.25	% (2)
Portfolio turnover rate	32%	12%		16%
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 6-30-03 (1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$11.07	$11.03		$10.00

Income from investment operations:
Net investment income	0.11	0.01		0.05
Net realized and unrealized gain on investments	1.10	0.04		1.03

Total from investment operations	1.21	0.05		1.08

Less distributions from:
Net investment income	(0.11)	(0.01)		(0.05)
Capital gains	(0.04)	(0.00)		(0.00)

Total distributions	(0.15)	(0.01)		(0.05)

Net asset value, end of period	$12.13	$11.07		$11.03

Total return	10.94%	0.42%		10.78%
Net assets, end of period (in millions)	$1	$1		$1
Ratio of expenses to average net assets including voluntary expense waiver	1.44%	1.91	% (2)	1.25	% (2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.09%	0.28	% (2)	1.08	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	2.31	% (2)	1.95	% (2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (3)	-0.12	% (2)	0.38	% (2)
Portfolio turnover rate	32%	12%		16%
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Manager's Discussion of
Ivy European Opportunities Fund
      March 31, 2005

The Ivy European Opportunities Fund is subadvised by Henderson Investment Management Ltd. The following is an interview with Stephen Peak, portfolio manager of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund performed quite well, showing a strong positive return. Class A shares of the Fund increased 27.02 percent (before the impact of sales charges), compared with the Morgan Stanley Capital International Europe Index (reflecting the performance of securities that generally represent the European stock market), which increased 20.37 percent during the period, and the Lipper European Region Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 19.94 percent during the period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

A shift from an underweight to an overweight position in the energy sector was very beneficial to the performance of the portfolio. Chemical, basic resources and oil and gas sectors were among the best performers recently, as stronger-than-expected economic data from the U.S. convinced investors that fears of a slowdown in the second half of this year had been exaggerated.

A highlight of our participation in the energy sector was our recent purchase of a large Norwegian integrated oil and gas company with substantial international operations. We took advantage of a placing of government stock to add the holding to our portfolio. We believe the company has a strong market position and should benefit from the continued strength of the oil price.

What other market conditions or events influenced the Fund's performance during the fiscal year?

European equities generally performed well during the fiscal year. Lately, there has been a shift of emphasis within the market away from value stocks in favor of quality growth issues, many of which have underperformed recently. While we believe a number of questions regarding the outlook remain unanswered, we continue to search for what we feel are quality companies at attractive valuations.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Throughout the first half of the fiscal period there were no fundamental changes to the portfolio - we maintained a balanced stance with a focus on small to medium-sized companies. We sought out what we felt were high-quality companies that we believed offered stable earnings growth and good visibility. Over the course of last summer, we maintained a higher degree of cash and began a gradual increase in the large-cap position of the portfolio. This move was initially driven by the erosion of the valuation difference previously present in the small-cap versus mid- and large-cap areas. Toward the end of 2004, we trimmed back or sold a number of stocks when we became concerned about the impact of currency moves on profitability. During the first calendar quarter of 2005, we continued to gradually decrease the small- and mid-cap position of the portfolio in favor of large-caps.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

Throughout the year, our key overweight remained in the industrial sector and the main underweight was in financials. Going forward, we expect economic growth within Europe to remain reasonable, as we believe that there are no structural imbalances and that valuations are competitive. However, we feel it is unlikely that markets will continue in an uninterrupted upward direction. If the U.S. dollar remains weak, we think it likely that many European companies will continue to struggle. Against this backdrop, we believe that careful stock-picking will remain key.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy European Opportunities Fund, Class A Shares (1)	$51,291
Morgan Stanley Capital International Europe Index(2)	$12,170
Lipper European Region Funds Universe Average(2)	$14,686

IVY EUROPEAN OPPORTUNITIES FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY EUROPEAN OPPORTUNITIES FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX	LIPPER EUROPEAN REGION FUNDS UNIVERSE AVERAGE

Inception 5/4/99		9,425	10,000	10,000
DEC	1999	29,743	12,077	13,395
DEC	2000	31,084	11,063	12,642
DEC	2001	24,661	8,862	10,111
DEC	2002	23,848	7,233	8,604
DEC	2003	36,016	10,021	11,953
MARCH	2004	40,380	10,110	12,245
MARCH	2005	51,291	12,170	14,686

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1999.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y	Advisor Class(4)

1-year period ended 3-31-05	19.72%	22.13%	26.13%	27.32%	27.64%
5-year period ended 3-31-05	2.33%	2.50%	2.68%	-	3.83%
10-year period ended 3-31-05	-	-	-	-	-
Since inception of Class through 3-31-05(5)	31.85%	32.04%	18.40%	46.95%	33.59%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Advisor Class shares are no longer available for investment.

(5)5-4-99 for Class A shares, 5-24-99 for Class B shares, 10-24-99 for Class C shares, 7-24-03 for Class Y shares, 5-3-99 for Advisor Class shares and 3-16-00 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

A large portion of the Fund's since inception return is attributable to investments in initial public offerings without which the Fund's return would have been lower.

SHAREHOLDER SUMMARY OF IVY EUROPEAN OPPORTUNITIES FUND
Portfolio Highlights

On March 31, 2005, Ivy European Opportunities Fund had net assets totaling $262,887,976 invested in a diversified portfolio of:

87.87%	Common Stocks
12.13%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$76.92
Cash and Cash Equivalents	$12.13
Scandinavia	$7.81
South America	$1.79
Pacific Basin	$0.80
Other	$0.55

Financial Services Stocks	$15.38
Energy Stocks	$12.54
Consumer Nondurables Stocks	$12.16
Cash and Cash Equivalents	$12.13
Multi-Industry Stocks	$9.94
Capital Goods Stocks	$8.22
Utilities Stocks	$6.30
Retail Stocks	$5.17
Transportation Stocks	$4.32
Business Equipment and Services Stocks	$3.95
Health Care Stocks	$3.40
Shelter Stocks	$2.79
Consumer Durables Stocks	$2.08
Miscellaneous Stocks	$1.62

The Investments of Ivy European Opportunities Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Argentina - 1.79%
NDS Group plc, ADR*	135,000	$4,693,950

Australia - 0.80%
Centamin Egypt Limited (A)*	7,700,000	2,108,622

Austria - 5.19%
AGRANA Beteiligungs-AG (A)*	17,500	1,721,473
Andritz AG (A)	24,000	2,145,799
OMV Aktiengesellschaft (A)	9,913	3,151,047
Telekom Austria Aktiengesellschaft (A)	138,000	2,702,480
Wienerberger AG (A)	86,000	3,915,938
		13,636,737
Bermuda - 0.55%
Alea Group Holdings (Bermuda) LTD. (A)	410,971	1,435,896

Czech Republic - 2.14%
CESKY TELECOM, a.s., GDR, Registered Shares	200,000	3,780,000
Zentiva N.V., GDR (B)*	49,100	1,853,525
		5,633,525
Finland - 2.31%
Sampo plc, A shares (A)	254,569	3,697,686
UPM-Kymmene Corporation (A)	107,000	2,372,938
		6,070,624
France - 10.77%
Bouygues SA (A)	87,000	3,450,351
Compagnie de Saint-Gobain (A)	27,000	1,645,766
France Telecom (A)	124,900	3,741,803
Iliad SA (A)	119,595	4,451,449
Renault SA (A)	27,114	2,422,810
Sanofi-Aventis (A)	49,000	4,133,804
Technip-Coflexip (A)	28,000	4,684,403
Total S.A. (A)	16,200	3,792,265
		28,322,651
Germany - 8.61%
Deutsche Post AG (A)	176,000	4,286,618
Hannover Ruckversicherungs-Aktiengesellschaft (A)	50,000	1,981,015
Hypo Real Estate Holding AG (A)*	43,500	1,797,387
IVG Immobilien AG, Bonn (A)	97,000	1,647,971
mobilcom Aktiengesellschaft (A)	190,000	4,361,475
Pfleiderer Ag, Registered Shares (A)*	513,000	8,569,189
		22,643,655
Greece - 3.10%
Coca-Cola Hellenic Bottling Company S.A. (A)	250,000	6,289,965
National Bank of Greece S.A. (A)	55,000	1,861,700
		8,151,665
Hungary - 0.79%
MOL Magyar Olaj-es Gazipari Rt. (A)	7,778	626,287
National Savings and Commercial Bank Ltd. (A)	42,500	1,453,563
		2,079,850
Italy - 2.95%
AZIMUT HOLDING S.P.A. (A)*	567,000	3,400,958
ENEL S.p.A. (A)	243,000	2,325,783
Geox S.p.A. (A)(B)*	232,000	2,021,919
		7,748,660
Netherlands - 1.88%
Aalberts Industries N.V. (A)	74,000	3,824,428
Buhrmann NV (A)	110,000	1,112,740
		4,937,168
Norway - 3.81%
Norsk Hydro ASA (A)	42,000	3,460,684
Statoil ASA (A)	385,000	6,550,817
		10,011,501
Spain - 2.95%
ACS Actividades de Construccion y Servicios, S.A. (A)	92,000	2,278,913
Altadis, S.A. (A)	62,000	2,536,866
Cintra Concesiones de Intraestructuras de Transporte (A)*	274,000	2,949,410
		7,765,189
Sweden - 1.69%
Oriflame Cosmetics S.A., SDR (A)*	126,000	2,630,908
Scania AB, Class B (A)	42,500	1,810,917
		4,441,825
Switzerland - 2.96%
Credit Suisse Group, Registered Shares (A)*	100,000	4,295,274
Kuehne & Nagel International AG (A)	16,200	3,496,110
		7,791,384
United Kingdom - 35.58%
Admiral Group Plc (A)*	692,000	4,561,120
BAA plc (A)	325,000	3,581,494
Body Shop International PLC (The) (A)	1,100,000	4,144,533
British American Tobacco p.l.c. (A)	160,000	2,819,302
Center Parcs (UK) Group Plc (A)	220,000	257,605
Egg plc (A)*	760,577	1,651,889
Enterprise Inns plc (A)	160,000	2,329,777
Evolution Group Plc (The) (A)	2,000,000	6,289,038
Halfords Group Plc (A)	540,000	3,054,433
IP2IPO Group plc (A)*	323,941	4,274,122
iSOFT Group plc (A)	330,000	2,168,868
Imperial Tobacco Group PLC (A)	70,000	1,836,286
Interserve Plc (A)	333,000	2,157,140
Investec plc (A)	108,000	3,171,715
Kensington Group plc (A)	197,000	2,206,281
MFI Furniture Group Plc (A)	1,024,000	2,262,694
Man Group plc (A)	107,000	2,776,582
Millfield Group plc (A)*	444,915	344,509
Omega International Group PLC (A)*	270,000	953,554
Persimmon plc (A)	100,000	1,426,837
Photo-Me International plc (A)	627,759	1,253,757
Premier Brands Foods plc (A)*	716,000	3,951,914
Punch Taverns plc (A)	318,368	4,136,736
Regal Petroleum plc (A)*	817,302	6,731,851
Regal Petroleum plc (A)(B)*	1,050,000	8,648,509
Rexam PLC (A)	200,000	1,793,226
Royal Bank of Scotland Group plc (The) (A)	100,300	3,189,944
Shire Pharmaceuticals Group plc (A)	322,000	3,676,141
Smith & Nephew plc (A)	120,000	1,127,494
Taylor Woodrow plc (A)	325,000	1,878,213
tesco plc (A)	678,221	4,054,011
Travis Perkins plc (A)	25,792	815,905
		93,525,480

TOTAL COMMON STOCKS - 87.87%		$230,998,382

(Cost: $175,396,925)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Banks - 4.19%
Rabobank USA Financial Corp.,
2.82%, 4-1-05	$11,006	11,006,000

Finance Companies - 4.19%
BP Capital Markets p.l.c.,
2.85%, 4-1-05	11,011	11,011,000

Security and Commodity Brokers - 3.04%
UBS Finance Delaware LLC,
2.83%, 4-1-05	8,000	8,000,000

Total Commercial Paper - 11.42%		30,017,000

Municipal Obligation - 1.20%
Maryland
      Mayor and City Council of Baltimore (City of
           Baltimore, Maryland), General Obligation Bonds,
           Consolidated Public Improvement Bonds,
           Series 2003D (Variable Rate Demand/Taxable),
(Financial Security Assurance Inc.),
2.85%, 4-7-05	3,155	3,155,000

TOTAL SHORT-TERM SECURITIES - 12.62%		$33,172,000

(Cost: $33,172,000)

TOTAL INVESTMENT SECURITIES - 100.49%		$264,170,382

(Cost: $208,568,925)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.49%)		(1,282,406)

NET ASSETS - 100.00%		$262,887,976

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $12,523,953 or 4.76% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY EUROPEAN OPPORTUNITIES FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $208,569) (Notes 1 and 3)	$264,170
Receivables:
Fund shares sold	1,784
Investment securities sold	1,307
Dividends and interest	472
Prepaid and other assets	41

Total assets	267,774

LIABILITIES
Payable for investment securities purchased	4,161
Payable to Fund shareholders	228
Accrued management fee (Note 2)	216
Accrued shareholder servicing (Note 2)	73
Accrued distribution fee (Note 2)	55
Accrued service fee (Note 2)	54
Due to custodian	54
Accrued accounting services fee (Note 2)	6
Accrued administrative fee (Note 2)	2
Other	37

Total liabilities	4,886

Total net assets	$262,888

NET ASSETS
Capital paid in	$266,933
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(68)
Accumulated undistributed net realized loss on investment transactions	(59,642)
Net unrealized appreciation in value of investments	55,665

Net assets applicable to outstanding units of capital	$262,888

Net asset value per share (net assets divided by shares outstanding):
Class A	$28.31
Class B	$27.32
Class C	$27.42
Class Y	$28.33
Advisor Class	$28.55
Capital shares outstanding:
Class A	5,989
Class B	1,481
Class C	1,633
Class Y	136
Advisor Class	148

See Notes to Financial Statements.

Statement of Operations
      IVY EUROPEAN OPPORTUNITIES FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $289)	$2,635
Interest and amortization	274

Total income	2,909

Expenses (Note 2):
Investment management fee	1,662
Distribution fee:
Class A	26
Class B	254
Class C	235
Shareholder servicing:
Class A	305
Class B	108
Class C	93
Class Y	4
Advisor Class	5
Class I	- *
Service fee:
Class A	212
Class B	85
Class C	78
Class Y	6
Custodian fees	70
Accounting services fee	58
Audit fees	33
Legal fees	28
Administrative fee	17
Other	157

Total expenses	3,436

Net investment loss	(527)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	12,395
Realized net loss on foreign currency transactions	(63)

Realized net gain on investments	12,332
Unrealized appreciation in value of investments during the period	29,175

Net gain on investments	41,507

Net increase in net assets resulting from operations	$40,980

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY EUROPEAN OPPORTUNITIES FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	12-31-03

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(527)	$(340)	$(109)
Realized net gain (loss) on investments	12,332	7,171	(22,435)
Unrealized appreciation	29,175	4,089	53,169

Net increase in net assets resulting from operations	40,980	10,920	30,625

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(64)	-	(80)
Class B	-	-	-
Class C	-	-	-
Class Y	(6)	-	(9)
Advisor Class	(21)	-	(27)
Class I	NA	-	- *
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-
Class I	NA	-	-

	(91)	-	(116)

Capital share transactions (Note 5)	75,762	38,536	(3,890)

Total increase	116,651	49,456	26,619
NET ASSETS
Beginning of period	146,237	96,781	70,162

End of period	$262,888	$146,237	$96,781

Undistributed net investment income (loss)	$(68)	$83	$(114)

*Not shown due to rounding. (1)See "Financial Highlights" on pages 107 - 112.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002		2001		2000

Net asset value, beginning of period	$22.30	$19.89		$13.20	$13.65		$17.25		$17.13

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)		0.02	0.01	(1)	(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	6.05	2.44		6.71	(0.46	) (2)	(3.49	) (2)	0.82

Total from investment operations	6.02	2.41		6.73	(0.45)		(3.57)		0.75

Less distributions from:
Net investment income	(0.01)	(0.00)		(0.04)	(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)		(0.63)

Total distributions	(0.01)	(0.00)		(0.04)	(0.00)		(0.03)		(0.63)

Net asset value, end of period	$28.31	$22.30		$19.89	$13.20		$13.65		$17.25

Total return (3)	27.02%	12.12%		51.02%	-3.30	% (2)	-20.67	% (2)	4.51%
Net assets, end of period (in millions)	$170	$79		$38	$20		$31		$55
Ratio of expenses to average net assets including reimbursement	1.79%	1.72	% (4)	2.26%	2.15%		2.15%		1.83%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.07%	-0.61	% (4)	0.18%	0.06%		-0.44%		-0.36%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	2.15%		2.17%		NA
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA		NA	0.06%		-0.46%		NA
Portfolio turnover rate	63%	31%		123%	69%		66%		46%
(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001		2000

Net asset value, beginning of period	$21.66	$19.36		$12.93	$13.54		$17.26	$17.13

Income (loss) from investment operations:
Net investment loss	(0.17)	(0.09)		(0.07)	(0.10	) (1)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	5.83	2.39		6.50	(0.51)		(3.49)	0.83

Total from investment operations	5.66	2.30		6.43	(0.61)		(3.69)	0.65

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)	(0.52)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)	(0.52)

Net asset value, end of period	$27.32	$21.66		$19.36	$12.93		$13.54	$17.26

Total return	26.13%	11.88%		49.73%	-4.51%	-21.35%		4.12%
Net assets, end of period (in millions)	$40	$32		$29	$25		$34	$57
Ratio of expenses to average net assets including reimbursement	2.53%	2.58	% (2)	3.00%	2.92%		2.89%	2.59%
Ratio of net investment loss to average net assets including reimbursement	-0.73%	-1.57	% (2)	-0.47%	-0.70%		-1.18%	-1.12%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	2.92%		2.91%	NA
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		NA	-0.70%		-1.20%	NA
Portfolio turnover rate	63%	31%		123%	69%		66%	46%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001		2000

Net asset value, beginning of period	$21.74	$19.43		$12.98	$13.59		$17.32	$17.13

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.08)		(0.07)	(0.10	) (1)	(0.22)	(0.22)
Net realized and unrealized gain (loss) on investments	5.82	2.39		6.52	(0.51)		(3.48)	0.88

Total from investment operations	5.68	2.31		6.45	(0.61)		(3.70)	0.66

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)	(0.47)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)	(0.47)

Net asset value, end of period	$27.42	$21.74		$19.43	$12.98		$13.59	$17.32

Total return	26.13%	11.89%		49.69%	-4.49%	-21.32%		3.98%
Net assets, end of period (in millions)	$45	$27		$23	$19		$25	$50
Ratio of expenses to average net assets including reimbursement	2.51%	2.56	% (2)	2.98%	2.92%		2.91%	2.58%
Ratio of net investment loss to average net assets including reimbursement	-0.79%	-1.54	% (2)	-0.43%	-0.70%		-1.20%	-1.11%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	2.92%		2.93%	NA
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		NA	-0.70%		-1.22%	NA
Portfolio turnover rate	63%	31%		123%	69%		66%	46%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 7-24-03 (1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$22.30	$19.89		$14.88

Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.02)		(0.04)
Net realized and unrealized gain on investments	6.00	2.43		5.12

Total from investment operations	6.09	2.41		5.08

Less distributions from:
Net investment income	(0.06)	(0.00)		(0.07)
Capital gains	(0.00)	(0.00)		(0.00)

Total distributions	(0.06)	(0.00)		(0.07)

Net asset value, end of period	$28.33	$22.30		$19.89

Total return	27.32%	12.12%		34.14%
Net assets, end of period (in millions)	$4	$4		$3
Ratio of expenses to average net assets	1.61%	1.75	% (2)	1.51	% (2)
Ratio of net investment income (loss) to average net assets	0.53%	-0.71	% (2)	-0.58	% (2)
Portfolio turnover rate	63%	31%		123	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$22.48	$20.03		$13.34	$13.80	$17.39	$17.23

Income (loss) from investment operations:
Net investment income (loss)	0.21	(0.01)		0.24	0.06 (2)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	5.99	2.46		6.58	(0.52)	(3.54)	0.85

Total from investment operations	6.20	2.45		6.82	(0.46)	(3.56)	0.83

Less distributions from:
Net investment income	(0.13)	(0.00)		(0.13)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.03)	(0.67)

Total distributions	(0.13)	(0.00)		(0.13)	(0.00)	(0.03)	(0.67)

Net asset value, end of period	$28.55	$22.48		$20.03	$13.34	$13.80	$17.39

Total return	27.64%	12.23%		51.12%	-3.33%	-20.44%	5.01%
Net assets, end of period (in millions)	$4	$4		$4	$6	$9	$19
Ratio of expenses to average net assets including reimbursement	1.36%	1.41	% (3)	1.96%	1.81%	1.72%	1.55%
Ratio of net investment income (loss) to average net assets including reimbursement	0.51%	-0.41	% (3)	1.02%	0.40%	0.00%	-0.09%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	1.81%	1.74%	NA
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA		NA	0.40%	-0.02%	NA
Portfolio turnover rate	63%	31%		123%	69%	66%	46%
(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class I Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal period ended		For the fiscal year ended December 31,			For the period from 3-16-00 (2) to
	3-31-04		2003	2002	2001	12-31-00

Net asset value, beginning of period	$20.04		$13.32	$13.78	$17.37	$26.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.12	0.07 (3)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.40		6.71	(0.53)	(3.55)	(7.92)

Total from investment operations	2.44		6.83	(0.46)	(3.56)	(7.93)

Less distributions from:
Net investment income	(0.00)		(0.11)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)	(0.03)	(0.70)

Total distributions	(0.00)		(0.11)	(0.00)	(0.03)	(0.70)

Net asset value, end of period	$22.48		$20.04	$13.32	$13.78	$17.37

Total return	12.18%		51.28%	-3.34%	-20.46%	-30.40%
Net assets, end of period (in thousands)	$19		$32	$30	$13	$17
Ratio of expenses to average net assets including reimbursement	1.43	% (4)	2.05%	1.65%	1.80%	1.54	% (4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.40	% (4)	0.60%	0.56%	-0.08%	-0.07	% (4)
Ratio of expenses to average net assets excluding reimbursement	NA		NA	1.65%	1.82%	NA
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA		NA	0.56%	-0.10%	NA
Portfolio turnover rate	31%		123%	69%	66%	46	% (5)
(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Based on average shares outstanding.
(4)Annualized.
(5)For the 12 months ended December 31, 2000.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Global Natural Resources Fund
      March 31, 2005

The Ivy Global Natural Resources Fund is subadvised by Mackenzie Financial Corporation. The following is an interview with Frederick Sturm, CFA, portfolio manager of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund did well, outperforming its benchmark index for the fiscal year. Class A shares of the Fund increased 28.50 percent for the year (before the impact of sales charges), compared with the Morgan Stanley Capital International Commodity-Related Index (the index that generally reflects the performance of the global natural resource markets), which increased 20.11 percent during the year, and the Lipper Natural Resources Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 38.26 percent. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark index during the fiscal year?

We believe that our three-pronged investment strategy was the strongest contributor to Fund performance during the period. This strategy, which involves anchoring the portfolio with low-cost international leaders, augmenting it with companies growing through exploration and development, and seeking to take advantage of commodity price trends by making sub-sector shifts when necessary, served us well in a fiscal year that saw impressive gains in resource stocks around the globe.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Resource sectors, and especially global energy stocks, once again showed their benefit in diversifying portfolios during the fiscal year. Without full or over-exposure to the energy sector, it was not easy to generate large gains in world equity markets. Record high energy prices were, of course, the biggest story as the fiscal year came to an end. At this point in the market for energy, we remain persistent but moderate bulls. Just as six years ago it made sense to steadily increase exposure, we believe it now makes sense to become more selective and lock in some profits.

The portfolio's mining stocks were relative underperformers during the fiscal year, whereas in the prior fiscal period they were the stars. One year ago, we significantly reduced holdings to emphasize energy. During this fiscal year, in response to meaningful pullbacks, we gradually increased holdings, particularly in gold. In contrast to energy, where inventories have been rising, base metal inventories have continued to decline, supporting strong pricing, including a 70 percent price increase for iron ore this year. The stocks have not received the headlines of the energy sector, and we see a potential opportunity for them to trade higher. In the near term, we feel that rising interest rates are supporting a U.S. dollar rally, which in turn is restricting appetite for precious metals. However, we consider it unlikely that the factories that have moved to China, India and elsewhere will come back any time soon. This, in our view, likely will continue to stress the trade balance, and we expect it will ultimately bring a lower dollar.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Given the current environment, over the last several months we have been actively reviewing the portfolio, reflecting on individual securities and sub-sectors. We have argued for the past six months that the next chapter within the energy story would be titled, "please find and get more," with its inherently bullish implications for the services sectors. We continue to favor this idea. Spending on services tends to be time delayed, relative to energy prices, with the result that profits and revenues can continue to rise for months past the peak in energy prices. In previous cycles, the energy sector continued to advance for several months past the absolute peak in prices. At the end of the third quarter of the fiscal year, five of our top 10 holdings were energy service. Given that the spike in share prices closed in on our valuation targets, we have trimmed positions, but consider this more trading around core positions, as we are prepared to repurchase on pullbacks. While we reduced some holdings, we had an opportunity early in the final quarter to add to one of the largest land rig owners in the United States.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Our analysis suggests there is more to come in the resource sectors. We feel stocks are still reasonably valued and are generally trading at a discount to the broad market multiples. At the long-term top, we believe they should trade at a scarcity premium. Rising interest rates and slowing growth are, however, not the prime short-term environment for the resource sector, and we believe this may mute the long-term positive dynamics for a few months or quarters. Unless economic activity is likely to suffer a major setback, we expect to stay mostly invested, using some cash reserves to take advantage of occasional volatility. With an eye on the long term, we believe it seems reasonable for investors to consider a similar approach.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Global Natural Resources Fund, Class A Shares(1)	$26,329
Morgan Stanley Capital International Commodity-Related Index(2)	$20,088
Lipper Natural Resources Funds Universe Average(2)	$21,077

IVY GLOBAL NATURAL RESOURCES FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY GLOBAL NATURAL RESOURCES FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL COMMODITY-RELATED INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 1/2/97		9,425	10,000	10,000
DEC	1997	10,080	9,778	10,207
DEC	1998	7,122	8,349	7,777
DEC	1999	10,040	10,140	10,191
DEC	2000	11,030	11,715	13,132
DEC	2001	12,728	11,540	11,772
DEC	2002	13,322	10,932	10,921
DEC	2003	19,397	15,758	14,447
MARCH	2004	20,490	16,724	15,244
MARCH	2005	26,329	20,088	21,077

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of December 31, 1996.

Average Annual Total Return (3)
	Class A	Class B	Class C	Class Y	Advisor Class(4)

1-year period ended 3-31-05	21.11%	23.46%	27.51%	28.98%	28.63%
5-year period ended 3-31-05	20.33%	20.73%	20.84%	-	21.86%
10-year period ended 3-31-05	-	-	-	-	-
Since inception of Class through 3-31-05(5)	12.46%	12.43%	12.21%	42.33%	22.38%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Advisor Class shares are no longer available for investment.

(5)1-2-97 for Class A, Class B and Class C shares, 7-24-03 for Class Y shares and 4-8-99 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY GLOBAL NATURAL RESOURCES FUND
Portfolio Highlights

On March 31, 2005, Ivy Global Natural Resources Fund had net assets totaling $1,339,081,935 invested in a diversified portfolio of:

93.02%	Common Stocks and Warrants
6.96%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts
0.02%	Preferred Stock

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

United States	$24.89
Canada	$22.86
Pacific Basin	$15.98
South America	$15.67
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$6.96
Africa	$5.58
Other	$3.88
Europe	$3.64
Mexico	$0.54

Raw Materials Stocks	$41.45
Energy Stocks	$28.20
Multi-Industry Stocks	$11.46
Shelter Stocks	$7.09
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$6.96
Miscellaneous Stocks	$3.10
Capital Goods Stocks	$1.72
Preferred Stock	$0.02

The Investments of Ivy Global Natural Resources Fund
March 31, 2005
COMMON STOCKS AND WARRANTS	Shares	Value

Australia - 0.24%
Central Asia Gold Limited (A)*	2,710,964	$1,550,324
Oxiana Limited (A)*	2,130,000	1,662,525
		3,212,849
Bermuda - 2.45%
China Gas Holdings Limited (A)*	66,884,000	12,262,853
Golar LNG Limited*	1,100,000	13,975,500
Tsakos Energy Navigation Limited	150,000	6,604,500
		32,842,853
Brazil - 12.69%
Aracruz Celulose S.A., ADR	935,000	33,473,000
Caemi Mineracao e Metalurgia S.A. (A)*	20,000,000	18,520,601
Companhia Siderurgica Nacional, ADR	470,000	11,327,000
Companhia Vale do Rio Doce, ADR	650,000	20,546,500
Petroleo Brasileiro S.A. - Petrobras, ADR	800,000	35,344,000
Suzano Bahia Sul Papel E Celulose S.A. (A)	7,823,000	35,723,068
Votorantim Celulose e Papel S.A., ADR	1,150,000	14,950,000
		169,884,169
Canada - 22.86%
Agricore United (A)	162,000	1,205,158
Alcan Inc. (A)	690,000	26,235,741
Barrick Gold Corporation (A)	1,530,000	36,675,484
Bema Gold Corporation (A)*	6,000,000	16,068,772
CHC Helicopter Corporation, Class A (A)	75,000	3,440,651
Calfrac Well Services Ltd. (A)*	235,000	6,330,509
Cambior Inc. (A)*	6,500,000	14,291,619
Cambior Inc., Warrants (A)*	350,000	72,326
Canfor Corporation (A)*	790,000	10,604,728
Dundee Precious Metals Inc. (A)*	574,800	3,800,959
Ferus Gas Industries Trust (A)(B)*	615,000	1,270,871
Flint Energy Services Ltd. (A)*	425,000	9,397,214
Forte Resources Inc. (A)*	755,400	2,185,403
Forte Resources Inc. (A)(B)*	450,000	1,301,868
Golden Star Resources Ltd. (A)*	2,000,000	5,703,422
Guinor Gold Corporation (A)*	6,308,575	5,736,016
Guinor Gold Corporation (A)(B)*	1,000,000	909,241
Hydrogenics Corporation (A)*	1,500,000	6,509,340
IAMGOLD Corporation (A)	1,367,600	8,421,739
IAMGOLD Corporation (A)(B)	125,000	769,755
Inco Limited (A)*	250,000	9,927,261
Kinross Gold Corporation (A)*	1,700,000	10,342,205
PetroKazakhstan Inc., Class A (A)	72,000	2,901,306
Placer Dome Inc. (A)	1,550,000	25,060,341
Precision Drilling Corporation (A)*	300,000	22,441,726
Pure Energy Services Ltd. (A)(B)*	423,000	3,146,801
Rio Narcea Gold Mines, Ltd. (A)*	2,500,000	4,236,237
Rio Narcea Gold Mines, Ltd., Warrants (A)*	550,000	147,752
Savanna Energy Services Corp. (A)*	360,000	5,659,779
Trican Well Service Ltd. (A)*	235,000	15,151,265
West Fraser Timber Co. Ltd. (A)	166,600	6,995,603
Western Oil Sands Inc., Class A (A)*	375,000	17,358,241
Westport Innovations Inc. (A)*	1,000,000	1,479,583
zed.i solutions inc. (A)*	3,500,000	7,290,461
zed.i solutions inc. (A)(B)*	1,300,000	2,707,886
ZENON Environmental Inc. (A)*	600,000	10,409,985
		306,187,248
Cayman Islands - 1.05%
Noble Corporation	250,000	14,052,500

China - 11.49%
Aluminum Corporation of China Limited, ADR	330,000	19,311,600
Aluminum Corporation of China Limited, H Shares (A)	22,662,000	13,075,069
China Pet & Chem Sinopec (A)	48,000,000	19,385,858
China Petroleum & Chemical Corporation, ADR	635,000	25,888,950
Sino-Forest Corporation, Class A (A)*	5,087,900	15,013,889
Sinopec Shanghai Petrochemical Company Limited (A)	20,000,000	8,141,548
Sinopec Zhenhai Refining & Chemical Company Limited, H Shares (A)	20,000,000	21,668,056
Yanzhou Coal Mining Company Limited, Class H (A)*	23,100,000	31,394,320
		153,879,290
France - 0.21%
L'Air Liquide S.A. (A)	15,000	2,760,452

Germany - 0.62%
BASF Aktiengesellschaft (A)	80,000	5,670,047
Bayer Aktiengesellschaft (A)	80,000	2,645,676
		8,315,723
India - 0.96%
Reliance Industries Limited, GDR (B)	500,000	12,825,000

Mexico - 0.54%
Cemex, S.A. de C.V., ADR	200,000	7,250,000

Panama - 0.38%
Willbros Group, Inc.*	251,200	5,074,240

Peru - 2.98%
Compania de Minas Buenaventura S.A.A., ADR	1,750,000	39,865,000

South Africa - 5.56%
AngloGold Ashanti Limited, ADR	750,000	25,837,500
Gold Fields Limited, ADR	400,000	4,596,000
Impala Platinum Holdings Limited (A)	350,000	29,541,801
Mvelaphanda Resources Limited (A)*	6,000,000	14,469,453
		74,444,754
South Korea - 1.15%
Honam Petrochemical Corp. (A)	150,000	7,680,945
S-Oil Corporation (A)	100,000	7,759,724
		15,440,669
Thailand - 2.14%
Thai Oil Public Company Limited (A)	17,800,000	28,665,644

United Kingdom - 2.81%
Boc Group plc (A)	170,000	3,271,622
Highland Gold Mining Limited (A)	3,500,000	13,352,402
Lonmin Plc (A)	200,000	3,716,765
Randgold Resources Limited, ADR*	1,400,000	17,269,000
		37,609,789
United States - 24.89%
Arch Coal, Inc.	950,000	40,859,500
Century Aluminum Company*	850,000	25,691,250
Dow Chemical Company (The)	700,000	34,895,000
du Pont (E.I.) de Nemours and Company	250,000	12,810,000
FMC Technologies, Inc.*	520,000	17,253,600
Foundation Coal Holdings, Inc.	240,200	5,647,102
Freeport-McMoRan Copper & Gold Inc., Class B	120,000	4,753,200
FuelCell Energy, Inc.*	50,000	498,750
Huntsman Corporation*	500,000	11,660,000
KFx Inc.*	275,000	3,685,000
Massey Energy Company	600,000	24,024,000
Mission Resources Corporation*	400,000	2,822,000
Nalco Holdings LLC*	150,000	2,824,500
National-Oilwell, Inc.*	80,000	3,736,000
Newmont Mining Corporation	500,000	21,125,000
Offshore Logistics, Inc.*	200,000	6,664,000
Patterson-UTI Energy, Inc.	1,400,000	35,021,000
Peabody Energy Corporation	400,000	18,544,000
Plug Power Inc.*	400,000	2,638,000
Praxair, Inc.	330,000	15,793,800
Premcor Inc.	100,000	5,968,000
Smith International, Inc.	350,000	21,955,500
Southern Union Company*	200,000	5,022,000
streetTRACKS Gold Trust*	100,000	4,282,000
Transocean Inc.*	100,000	5,146,000
		333,319,202

TOTAL COMMON STOCKS AND WARRANTS - 93.02%		$1,245,629,382

(Cost: $1,121,037,547)

PREFERRED STOCK - 0.02%

South Africa
Anglo American Platinum Corporation Limited, 6.38% Convertible (A)	11,054	$213,260
(Cost: $166,006)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.33%)	Face Amount in Thousands

Canadian Dollar, 4-20-05 (C)	CAD16,000	26,117
Canadian Dollar, 4-20-05 (C)	112,500	(2,478,719)
Canadian Dollar, 5-18-05 (C)	16,000	15,044
Canadian Dollar, 5-18-05 (C)	109,000	(2,102,818)
Canadian Dollar, 6-8-05 (C)	106,000	(932,190)
Canadian Dollar, 6-22-05 (C)	95,000	476,812
South African Rand, 4-20-05 (C)	ZAR72,000	12,406
South African Rand, 5-18-05 (C)	7,000	(30,704)
South African Rand, 5-18-05 (C)	77,000	52,193
South African Rand, 6-8-05 (C)	63,700	558,821
South African Rand, 6-22-05 (C)	80,000	(6,921)
South African Rand, 6-22-05 (C)	12,000	34,678
		$(4,375,281)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 1.50%
Banks
Wells Fargo Bank, N.A.,
2.79%, 4-14-05	$20,000	20,000,000

Commercial Paper
Banks - 2.27%
Rabobank USA Financial Corp.,
2.82%, 4-1-05	30,444	30,444,000

Finance Companies - 0.60%
USAA Capital Corp.,
2.76%, 4-6-05	8,000	7,996,933

Health Care - Drugs - 0.89%
Alcon Capital Corporation (Nestle S.A.),
2.83%, 4-1-05	12,000	12,000,000

Retail - General Merchandise - 0.30%
Wal-Mart Stores, Inc.,
2.73%, 4- 4-05	4,000	3,999,090

Security and Commodity Brokers - 1.87%
UBS Finance Delaware LLC,
2.83%, 4-1-05	25,000	25,000,000

Total Commercial Paper - 5.93%		79,440,023

TOTAL SHORT-TERM SECURITIES - 7.43%		$99,440,023

(Cost: $99,440,023)

TOTAL INVESTMENT SECURITIES - 100.14%		$1,340,907,384

(Cost: $1,220,643,576)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.14%)		(1,825,449)

NET ASSETS - 100.00%		$1,339,081,935

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $22,931,422 or 1.71% of net assets.
(C)Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, ZAR - South African Rand).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY GLOBAL NATURAL RESOURCES FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,220,644) (Notes 1 and 3)	$1,340,907
Receivables:
Fund shares sold	21,579
Investment securities sold	10,083
Dividends and interest	460
Prepaid and other assets	97

Total assets	1,373,126

LIABILITIES
Payable for investment securities purchased	30,815
Accrued management fee (Note 2)	999
Payable to Fund shareholders	991
Due to custodian	327
Accrued service fee (Note 2)	277
Accrued distribution fee (Note 2)	260
Accrued shareholder servicing (Note 2)	248
Accrued accounting services fee (Note 2)	14
Accrued administrative fee (Note 2)	8
Other	105

Total liabilities	34,044

Total net assets	$1,339,082

NET ASSETS
Capital paid in	$1,138,431
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(892)
Accumulated undistributed net realized gain on investment transactions	81,277
Net unrealized appreciation in value of investments	120,266

Net assets applicable to outstanding units of capital	$1,339,082

Net asset value per share (net assets divided by shares outstanding):
Class A	$22.65
Class B	$21.72
Class C	$21.32
Class Y	$22.70
Advisor Class	$22.45
Capital shares outstanding:
Class A	39,505
Class B	5,082
Class C	14,623
Class Y	945
Advisor Class	21

See Notes to Financial Statements.

Statement of Operations
      IVY GLOBAL NATURAL RESOURCES FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $442)	$5,867
Interest and amortization	907

Total income	6,774

Expenses (Note 2):
Investment management fee	6,259
Distribution fee:
Class A	67
Class B	447
Class C	1,103
Service fee:
Class A	1,036
Class B	149
Class C	368
Class Y	24
Shareholder servicing:
Class A	953
Class B	175
Class C	312
Class Y	16
Advisor Class	2
Custodian fees	146
Legal fees	124
Accounting services fee	109
Administrative fee	62
Audit fees	32
Other	390

Total	11,774
Less expenses in excess of voluntary limit (Note 2)	(27)

Total expenses	11,747

Net investment loss	(4,973)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	91,374
Realized net loss on foreign currency transactions	(290)

Realized net gain on investments	91,084

Unrealized appreciation in value of securities during the period	87,048
Unrealized appreciation in value of foreign currency during the period	2
Unrealized depreciation in value of forward currency contracts during the period	(3,076)

Unrealized appreciation in value of investments during the period	83,974

Net gain on investments	175,058

Net increase in net assets resulting from operations	$170,085

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY GLOBAL NATURAL RESOURCES FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	12-31-03

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(4,973)	$(567)	$(548)
Realized net gain on investments	91,084	4,448	542
Unrealized appreciation	83,974	7,776	27,890

Net increase in net assets resulting from operations	170,085	11,657	27,884

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(101)	-	(267)
Class B	-	-	-
Class C	-	-	-
Class Y	(41)	-	(3)
Advisor Class	(1)	-	(4)
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-

	(143)	-	(274)

Capital share transactions (Note 5)	878,997	126,275	93,172

Total increase	1,048,939	137,932	120,782
NET ASSETS
Beginning of period	290,143	152,211	31,429

End of period	$1,339,082	$290,143	$152,211

Undistributed net investment loss	$(892)	$(793)	$(1,119)

(1)See "Financial Highlights" on pages 126 - 130.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001		2000

Net asset value, beginning of period	$17.63	$16.69		$11.50	$11.05		$9.74	$8.91

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.03		0.10	(0.11	) (1)	0.04 (1)	(0.07)
Net realized and unrealized gain on investments	5.06	0.91		5.14	0.63	(2)	1.45	0.95

Total from investment operations	5.02	0.94		5.24	0.52		1.49	0.88

Less distributions from:
Net investment income	(0.00)*	(0.00)		(0.05)	(0.00)		(0.18)	(0.05)
Capital gains	(0.00)	(0.00)		(0.00)	(0.07)		(0.00)	(0.00)

Total distributions	(0.00)	(0.00)		(0.05)	(0.07)		(0.18)	(0.05)

Net asset value, end of period	$22.65	$17.63		$16.69	$11.50		$11.05	$9.74

Total return (3)	28.50%	5.63%		45.61%	4.66	% (2)	15.40%	9.86%
Net assets, end of period (in millions)	$895	$192		$95	$17		$8	$6
Ratio of expenses to average net assets including reimbursement	1.55%	1.65	% (4)	1.89%	2.22%		2.25%	2.29%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.52%	-0.80	% (4)	-0.66%	-0.91%		0.38%	-0.69%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	2.38%		3.71%	4.54%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		NA	-1.07%		-1.08%	-2.94%
Portfolio turnover rate	110%	29%		58%	67%		169%	134%
*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001			2000

Net asset value, beginning of period	$17.04	$16.16		$11.19	$10.81		$9.56		$8.77

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.01)		(0.06)	(0.19	) (1)	(0.02	) (1)	(0.09)
Net realized and unrealized gain on investments	4.72	0.89		5.03	0.57		1.42		0.90

Total from investment operations	4.68	0.88		4.97	0.38		1.40		0.81

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.15)		(0.02)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.15)		(0.02)

Net asset value, end of period	$21.72	$17.04		$16.16	$11.19		$10.81		$9.56

Total return	27.46%	5.45%		44.42%	3.52%		14.73%		9.27%
Net assets, end of period (in millions)	$110	$30		$21	$9		$5		$3
Ratio of expenses to average net assets including reimbursement	2.39%	2.42	% (2)	2.90%	2.93%		2.87%		2.80%
Ratio of net investment loss to average net assets including reimbursement	-1.35%	-1.59	% (2)	-1.54%	-1.62%		-0.24%		-1.20%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	3.09%		4.33%		5.05%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		NA	-1.78%		-1.70%		-3.45%
Portfolio turnover rate	110%	29%		58%	67%		169%		134%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended	For the fiscal period ended	For the fiscal year ended December 31,
3-31-05	3-31-04	2003	2002	2001	2000

Net asset value, beginning of period	$16.72	$15.86	$10.97	$10.61	$9.40	$8.63

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	0.00	0.04	(0.18	) (1)	(0.02	) (1)	(0.07)
Net realized and unrealized gain on investments	4.69	0.86	4.85	0.55	1.39	0.89

Total from investment operations	4.60	0.86	4.89	0.37	1.37	0.82

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.16)	(0.05)
Capital gains	(0.00)	(0.00)	(0.00)	(0.01)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.01)	(0.16)	(0.05)

Net asset value, end of period	$21.32	$16.72	$15.86	$10.97	$10.61	$9.40

Total return	27.51%	5.42%	44.58%	3.46%	14.62%	9.49%
Net assets, end of period (in millions)	$312	$64	$34	$5	$2	$1
Ratio of expenses to average net assets including reimbursement	2.31%	2.38	% (2)	2.65%	2.94%	2.86%	2.70%
Ratio of net investment loss to average net assets including reimbursement	-1.28%	-1.54	% (2)	-1.48%	-1.64%	-0.23%	-1.10%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA	3.10%	4.32%	4.95%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA	-1.80%	-1.69%	-3.35%
Portfolio turnover rate	110%	29%	58%	67%	169%	134%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 7-24-03 (1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$17.66	$16.70		$12.60

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.01		0.00
Net realized and unrealized gain on investments	5.13	0.95		4.16

Total from investment operations	5.11	0.96		4.16

Less distributions from:
Net investment income	(0.07)	(0.00)		(0.06)
Capital gains	(0.00)	(0.00)		(0.00)

Total distributions	(0.07)	(0.00)		(0.06)

Net asset value, end of period	$22.70	$17.66		$16.70

Total return	28.98%	5.75%		33.03%
Net assets, end of period (in millions)	$21	$4		$1
Ratio of expenses to average net assets including reimbursement	1.20%	1.20	% (2)	1.39	% (2)
Ratio of net investment loss to average net assets including reimbursement	-0.19%	-0.35	% (2)	-0.54	% (2)
Ratio of expenses to average net assets excluding reimbursement	1.48%	1.63	% (2)	NA
Ratio of net investment loss to average net assets excluding reimbursement	-0.47%	-0.79	% (2)	NA
Portfolio turnover rate	110%	29%		58	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$17.47	$16.54		$11.43	$11.02	$9.74	$8.90

Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.03)		(0.58)	(0.07)	0.09 (2)	(0.05)
Net realized and unrealized gain on investments	5.14	0.96		5.78	0.56	1.43	0.95

Total from investment operations	5.00	0.93		5.20	0.49	1.52	0.90

Less distributions from:
Net investment income	(0.02)	(0.00)		(0.09)	(0.00)	(0.24)	(0.06)
Capital gains	(0.00)	(0.00)		(0.00)	(0.08)	(0.00)	(0.00)

Total distributions	(0.02)	(0.00)		(0.09)	(0.08)	(0.24)	(0.06)

Net asset value, end of period	$22.45	$17.47		$16.54	$11.43	$11.02	$9.74

Total return	28.63%	5.62%		45.55%	4.46%	15.71%	10.17%
Net assets, end of period (in thousands)	$476	$512		$484	$570	$465	$22
Ratio of expenses to average net assets including reimbursement	1.47%	1.57	% (3)	2.19%	1.82%	1.78%	2.02%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.36%	-0.74	% (3)	-0.41%	-0.51%	0.85%	-0.42%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	1.98%	3.24%	4.27%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		NA	-0.67%	-0.61%	-2.67%
Portfolio turnover rate	110%	29%		58%	67%	169%	134%
(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy International Fund
      March 31, 2005

An interview with Thomas A. Mengel, portfolio manager of the Ivy International Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return for the period, but lagged its benchmark index. Class A shares of the Fund increased 7.12 percent for the year (before the impact of sales charges) compared with the Morgan Stanley Capital International EAFE Index (generally reflecting the performance of securities that represent the international equity markets), which increased 15.06 percent during the year, and the Lipper International Large-Cap Core Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which returned 11.36 percent.* Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that our stock selection was the biggest factor, as specific holdings negatively impacted performance for the fiscal year. Fund performance was particularly hurt by an overweight position in consumer-discretionary stocks in Europe, where domestic demand has been slow to recover.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Financial markets were faced with sharp increases in energy prices during the year, as well as rising interest rates in the United States and several foreign countries. Deflationary fears faded early in the fiscal year, and were soon replaced by concerns of commodity-induced inflation. During the year, there were also stages of uncertainty over China's ability to manage its industrial growth. Foreign equity markets recovered late in 2004, but trended lower again by March of 2005 as slower economic growth became evident in most industrialized countries.

What strategies and techniques did you employ that specifically affected the Fund's performance?

For most of the fiscal year the Fund was overweight in consumer-related shares, particularly discretionary spending selections in continental Europe, an area in which domestic demand has been sluggish for several years. Corporate labor reform continues to reduce German business costs while boosting profitability, but workers remain concerned about stagnant wages and a weak hiring environment.

The Fund remained underweight in British equities due to falling home prices, a broadly weakening economy and what we see as a risk of even higher interest rates.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

While the Fund was overweight in consumer sectors, its exposure to materials and industrials was quite limited early in the period. However, by the end of the fiscal year, our sector weights were trimmed to be much closer to benchmark levels.

We believe global financial markets likely will continue to be volatile in the coming months in reaction to energy-price movements and economic responses. We are pleased to see continuing corporate-labor reform in Germany, but will be closely monitoring political concerns that have developed in recent weeks in Britain, Canada and Mexico in addition to Britain's general election in early May.

We intend to continue to focus on what we feel are healthy companies that we believe can benefit from China's industrial expansion, particularly sector leaders with impressive pricing power. High-beta stocks will likely be avoided, along with regions that we feel are particularly vulnerable to higher interest rates, such as Latin America. In Japan and Asia, we intend to continue to focus on areas of strong domestic demand, which we believe could provide potential insulation from possible near-term external volatility.

*The Fund's Lipper classification was changed from the International Funds Universe to the International Large-Cap Core Funds Universe, effective June 30, 2004. The Lipper International Funds Universe Average increased 12.57 percent during the period. The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy International Fund, Class A Shares(1)	$11,685
Morgan Stanley Capital International EAFE Index	$15,507
Lipper International Large-Cap Core Funds Universe Average	$15,694

IVY INTERNATIONAL FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY INTERNATIONAL FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1995	9,425	10,000	10,000
DEC	1996	11,284	10,605	11,321
DEC	1997	12,455	10,794	12,067
DEC	1998	13,369	12,952	13,712
DEC	1999	16,183	16,445	18,996
DEC	2000	13,391	14,115	15,975
DEC	2001	10,574	11,088	12,581
DEC	2002	8,358	9,321	10,427
DEC	2003	10,551	12,918	13,641
MARCH	2004	10,909	13,478	14,093
MARCH	2005	11,685	15,507	15,694

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y	Advisor Class(3)	Class I(3)

1-year period ended 3-31-05	0.96%	1.87%	6.00%	7.07%	5.45%	7.18%
5-year period ended 3-31-05	-6.73%	-6.78%	-6.62%	-	-	-5.45%
10-year period ended 3-31-05	2.72%	2.34%	-	-	-	3.62%
Since inception of Class through 3-31-05(4)	-	-	0.73%	16.41%	3.71%	-

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Advsior Class shares and Class I shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 8-31-00 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL FUND
Portfolio Highlights

On March 31, 2005, Ivy International Fund had net assets totaling $149,089,759 invested in a diversified portfolio of:

98.04%	Common Stocks
1.96%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$66.12
Pacific Basin	$27.84
Canada	$2.10
Cash and Cash Equivalents	$1.96
Mexico	$0.97
United States	$0.53
Scandinavia	$0.48

Financial Services Stocks	$25.19
Utilities Stocks	$12.62
Capital Goods Stocks	$11.37
Energy Stocks	$10.77
Consumer Goods Stocks	$8.47
Consumer Services Stocks	$4.96
Health Care Stocks	$4.93
Retail Stocks	$4.01
Business Equipment and Services Stocks	$4.00
Technology Stocks	$3.69
Multi-Industry Stocks	$2.81
Raw Materials Stocks	$2.63
Miscellaneous Stocks	$2.59
Cash and Cash Equivalents	$1.96

The Investments of Ivy International Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Australia - 1.85%
Australia and New Zealand Banking Group Limited (A)	74,700	$1,190,355
Westpac Banking Corporation (A)	107,000	1,573,583
		2,763,938
Austria - 4.73%
Bank Austria Creditanstalt (A)	20,000	1,971,288
Erste Bank der oesterreichischen Sparkassen AG (A)	36,200	1,894,343
OMV Aktiengesellschaft (A)	10,000	3,178,702
		7,044,333
Belgium - 2.65%
Fortis (A)	60,000	1,712,686
KBC Group NV (A)*	26,600	2,244,065
		3,956,751
Canada - 2.10%
EnCana Corporation (A)	28,650	2,023,119
Shoppers Drug Mart Corporation (A)(B)	33,350	1,112,586
		3,135,705
China - 0.81%
China Mobile (Hong Kong) Limited (A)	371,000	1,212,962

France - 9.48%
BNP Paribas (A)	21,000	1,488,387
France Telecom (A)	55,050	1,649,209
Lafarge (A)	14,000	1,356,298
Lagardere SCA (A)	10,000	757,390
Sanofi-Aventis (A)	22,400	1,889,739
Total S.A. (A)	19,324	4,523,564
VINCI (A)	17,100	2,466,081
		14,130,668
Germany - 10.29%
Allianz Aktiengesellschaft, Registered Shares (A)	12,000	1,524,688
BASF Aktiengesellschaft (A)	24,200	1,715,189
Continental Aktiengesellschaft (A)	24,300	1,881,426
Deutsche Telekom AG, Registered Shares (A)*	110,000	2,198,375
E.ON AG (A)	17,700	1,517,334
Fresenius AG (A)	5,430	630,133
ProSieben- Sat.1 Meida Aktiengesellschaft (A)	95,000	1,763,071
SAP Aktiengesellschaft (A)	8,850	1,420,923
Siemens AG (A)	34,000	2,684,038
		15,335,177
Ireland - 3.97%
Anglo Irish Bank Corporation plc (Great Britian) (A)	140,000	3,507,855
Anglo Irish Bank Corporation plc (Ireland) (A)	32,500	813,481
CRH public limited company (A)	60,700	1,595,692
		5,917,028
Italy - 2.19%
Assicurazioni Generali SpA (A)	36,700	1,185,146
Banco Popolare di Verona e Novara S.c. a r.l. (A)	69,380	1,294,797
Saipem S.p.A. (A)	62,000	786,388
		3,266,331
Japan - 24.66%
ACOM CO., LTD. (A)	20,000	1,352,360
Asahi Glass Company, Limited (A)	108,000	1,138,220
Canon Inc. (A)	51,970	2,787,050
Chubu Electric Power Company, Incorporated (A)	60,000	1,440,963
CREDIT SAISON CO., LTD. (A)	48,000	1,728,036
East Japan Railway Company (A)	310	1,665,361
Honda Motor Co., Ltd. (A)	21,900	1,096,838
Hoya Corporation (A)	15,000	1,650,811
INPEX Corporation (A)(B)*	96	513,934
iShares MSCI Japan Index Fund	400,000	4,196,000
Japan Tobacco Inc. (A)	85	943,387
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	190	1,648,013
Mitsubishi Corporation (A)	105,000	1,360,241
Mizuho Financial Group, Inc. (A)	160	756,575
Nihon Densan Kabushiki Kaisha (A)	7,500	933,828
Nikko Cordial Corporation (A)	157,000	784,854
Nippon Telegraph and Telephone Corporation (A)	360	1,574,706
Nomura Holdings, Inc. (A)	62,300	871,572
ORIX Corporation (A)	12,300	1,568,187
SMC Corporation (A)	6,000	678,791
Sega Sammy Holdings Inc. (A)*	24,600	1,495,915
Shinsei Bank, Limited (A)(B)	220,000	1,251,632
Taisei Corporation (A)	220,000	824,846
Tokyo Electric Power Company, Incorporated (The) (A)	32,000	775,975
Tokyo Gas Co., Ltd. (A)	376,000	1,514,941
Toyota Motor Corporation (A)	59,500	2,214,186
		36,767,222
Luxembourg - 0.50%
SES GLOBAL S.A., FDR (A)	57,000	738,494

Mexico - 0.97%
Cemex, S.A. de C.V., ADR	39,750	1,440,937

Netherlands - 0.95%
Royal DSM Heerlen (A)	20,000	1,409,730

Norway - 0.48%
Statoil ASA (A)	42,000	714,635

Russia - 0.91%
OAO LUKOIL, ADR	10,000	1,363,750

Singapore - 0.52%
DBS Group Holdings Ltd (A)	85,300	769,865

Spain - 3.52%
Enagas, S.A. (A)	150,000	2,287,732
Fadesa Inmobiliaria, S.A. (A)*	100,000	2,191,761
Telefonica, S.A. (A)	44,000	766,935
		5,246,428
Switzerland - 8.44%
Baloise-Holding, Registered Shares (A)	19,500	937,892
Compagnie Financiere Richemont SA (A)	34,600	1,086,767
Credit Suisse Group, Registered Shares (A)*	60,550	2,600,788
Holcim Ltd, Registered Shares (A)	34,200	2,104,065
Nestle S.A., Registered Shares (A)	10,280	2,813,994
Novartis AG, Registered Shares (A)	65,000	3,033,877
		12,577,383
United Kingdom - 18.49%
BP p.l.c. (A)	360,000	3,729,230
British American Tobacco p.l.c. (A)	100,000	1,762,064
British Sky Broadcasting Group plc (A)	141,982	1,556,595
Carnival plc (A)	46,910	2,574,548
NEXT plc (A)	66,040	1,985,592
Reckitt Benckiser plc (A)	85,545	2,717,444
Royal Bank of Scotland Group plc (The) (A)	90,480	2,877,628
Smith & Nephew plc (A)	192,000	1,803,991
tesco plc (A)	482,000	2,881,116
Vodafone Group Plc (A)	1,460,000	3,874,085
WPP Group plc (A)	159,070	1,810,028
		27,572,321
United States - 0.53%
Inco Limited*	20,000	796,000

TOTAL COMMON STOCKS - 98.04%		$146,159,658

(Cost: $123,627,399)

SHORT-TERM SECURITY - 2.57%	Principal Amount in Thousands

Banks
Rabobank USA Financial Corp.,
2.82%, 4-1-05	$3,837	3,837,000
(Cost: $3,837,000)

TOTAL INVESTMENT SECURITIES - 100.61%		$149,996,658

(Cost: $127,464,399)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.61%)		(906,899)

NET ASSETS - 100.00%		$149,089,759

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $2,878,152 or 1.93% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY INTERNATIONAL FUND
      March 31, 2005
      (In Thousands, Except for Per Share and Share Amounts)

ASSETS
Investment securities - at value (cost - $127,464) (Notes 1 and 3)	$149,997
Receivables:
Dividends and interest	462
Investment securiites sold	408
Fund shares sold	54
Prepaid and other assets	22

Total assets	150,943

LIABILITIES
Payable for investment securities purchased	783
Payable to Fund shareholders	638
Due to custodian	144
Accrued management fee (Note 2)	131
Accrued shareholder servicing (Note 2)	54
Accrued service fee (Note 2)	27
Accrued distribution fee (Note 2)	18
Accrued accounting services fee (Note 2)	5
Accrued administrative fee (Note 2)	1
Other	52

Total liabilities	1,853

Total net assets	$149,090

NET ASSETS
Capital paid in	$423,553
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(244)
Accumulated undistributed net realized loss on investment transactions	(296,788)
Net unrealized appreciation in value of investments	22,569

Net assets applicable to outstanding units of capital	$149,090

Net asset value per share (net assets divided by shares outstanding):
Class A	$22.86
Class B	$21.30
Class C	$21.20
Class Y	$22.86
Advisor Class	$22.84
Class I	$23.13
Capital shares outstanding:
Class A	5,354,401
Class B	808,005
Class C	420,705
Class Y	10,016
Advisor Class	24
Class I	14,913

See Notes to Financial Statements.

Statement of Operations
      IVY INTERNATIONAL FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $413)	$2,374
Interest and amortization	63

Total income	2,437

Expenses (Note 2):
Investment management fee	1,620
Shareholder servicing:
Class A	266
Class B	172
Class C	41
Class Y	-	*
Advisor Class	-	*
Class I	1
Service fee:
Class A	222
Class B	80
Class C	24
Class Y	-	*
Distribution fee:
Class A	5
Class B	239
Class C	72
Accounting services fee	54
Custodian fees	52
Audit fees	35
Legal fees	35
Administrative fee	16
Other	142

Total expenses	3,076

Net investment loss	(639)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	14,260
Realized net loss on foreign currency transactions	(228)

Realized net gain on investments	14,032
Unrealized depreciation in value of investments during the period	(3,413)

Net gain on investments	10,619

Net increase in net assets resulting from operations	$9,980

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY INTERNATIONAL FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	12-31-03

DECREASE IN NET ASSETS
Operations:
Net investment loss	$(639)	$(292)	$(812)
Realized net gain (loss) on investments	14,032	4,763	(33,074)
Unrealized appreciation (depreciation)	(3,413)	1,782	77,768

Net increase in net assets resulting from operations	9,980	6,253	43,882

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-
Class I	-	-	-
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-
Class I	-	-	-

	-	-	-

Capital share transactions (Note 5)	(46,593)	(11,627)	(62,837)

Total decrease	(36,613)	(5,374)	(18,955)
NET ASSETS
Beginning of period	185,703	191,077	210,032

End of period	$149,090	$185,703	$191,077

Undistributed net investment loss	$(244)	$(52)	$(52)

(1)See "Financial Highlights" on pages 142 - 147.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$21.34	$20.64		$16.35	$20.69	$26.20	$47.09

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)		(0.02)	0.06 (1)	0.05	0.19
Net realized and unrealized gain (loss) on investments	1.54	0.71		4.31	(4.40)	(5.56)	(12.44)

Total from investment operations	1.52	0.70		4.29	(4.34)	(5.51)	(12.25)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(8.60)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(8.64)

Net asset value, end of period	$22.86	$21.34		$20.64	$16.35	$20.69	$26.20

Total return (2)	7.12%	3.39%		26.24%	-20.96%	-21.03%	-17.26%
Net assets, end of period (in millions)	$122	$125		$124	$127	$345	$588
Ratio of expenses to average net assets including reimbursement	1.61%	1.69	% (3)	1.81%	1.89%	1.60%	1.66%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.15%	-0.26	% (3)	-0.07%	0.32%	0.18%	0.37%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	1.89%	1.66%	NA
Ratio of net investment income to average net assets excluding reimbursement	NA	NA		NA	0.32%	0.12%	NA
Portfolio turnover rate	76%	27%		136%	34%	43%	91%
(1)Based on average shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended			For the fiscal year ended December 31,
	3-31-05	3-31-04			2003	2002	2001		2000

Net asset value, beginning of period	$20.12		$19.52		$15.62	$20.03		$25.64	$46.78

Income (loss) from investment operations:
Net investment loss	(0.22	) (1)	(0.07)		(0.23)	(0.12	) (1)	(0.21)	(0.17)
Net realized and unrealized gain (loss) on investments	1.40		0.67		4.13	(4.29)		(5.40)	(12.33)

Total from investment operations	1.18		0.60		3.90	(4.41)		(5.61)	(12.50)

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)	(0.00)		(0.00)	(0.04)
Capital gains	(0.00)		(0.00)		(0.00)	(0.00)		(0.00)	(8.60)

Total distributions	(0.00)		(0.00)		(0.00)	(0.00)		(0.00)	(8.64)

Net asset value, end of period	$21.30		$20.12		$19.52	$15.62		$20.03	$25.64

Total return	5.87%		3.08%		24.97%	-22.00%	-21.88%		-17.95%
Net assets, end of period (in millions)	$17		$49		$55	$68		$137	$281
Ratio of expenses to average net assets including reimbursement	2.75%		2.75	% (2)	2.84%	2.85%		2.54%	2.50%
Ratio of net investment loss to average net assets including reimbursement	-1.09%		-1.35	% (2)	-1.06%	-0.64%		-0.76%	-0.47%
Ratio of expenses to average net assets excluding reimbursement	NA		NA		NA	2.85%		2.60%	NA
Ratio of net investment loss to average net assets excluding reimbursement	NA		NA		NA	-0.64%		-0.82%	NA
Portfolio turnover rate	76%		27%		136%	34%		43%	91%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001		2000

Net asset value, beginning of period	$20.00	$19.39		$15.52	$19.90		$25.46	$46.57

Income (loss) from investment operations:
Net investment loss	(0.32)	(0.07)		(0.20)	(0.11	) (1)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	1.52	0.68		4.07	(4.27)		(5.35)	(12.28)

Total from investment operations	1.20	0.61		3.87	(4.38)		(5.56)	(12.47)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.04)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(8.60)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(8.64)

Net asset value, end of period	$21.20	$20.00		$19.39	$15.52		$19.90	$25.46

Total return	6.00%	3.15%		24.94%	-22.00%	-21.84%		-17.97%
Net assets, end of period (in millions)	$9	$11		$12	$14		$26	$57
Ratio of expenses to average net assets including reimbursement	2.64%	2.67	% (2)	2.80%	2.83%		2.54%	2.49%
Ratio of net investment loss to average net assets including reimbursement	-1.14%	-1.25	% (2)	-0.94%	-0.62%		-0.76%	-0.46%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	2.83%		2.60%	NA
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		NA	-0.62%		-0.82%	NA
Portfolio turnover rate	76%	27%		136%	34%		43%	91%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 7-24-2003(1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$21.35	$20.65		$17.69

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.02)		0.02
Net realized and unrealized gain on investments	1.60	0.72		2.94

Total from investment operations	1.51	0.70		2.96

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)

Net asset value, end of period	$22.86	$21.35		$20.65

Total return	7.07%	3.39%		16.73%
Net assets, end of period (in thousands)	$229	$140		$135
Ratio of expenses to average net assets	1.66%	1.76	% (2)	0.59	% (2)
Ratio of net investment income (loss) to average net assets	-0.33%	-0.32	% (2)	0.24	% (2)
Portfolio turnover rate	76%	27%		136	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,			For the period from 8-31-00(2) to
	3-31-05	3-31-04		2003	2002(3)	2001	12-31-00

Net asset value, beginning of period	$21.66	$21.00		$16.85	$20.67	$26.25	$40.05

Income (loss) from investment operations:
Net investment income (loss)	(0.38)	(0.08)		(1.00)	(0.24)	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.56	0.74		5.15	(3.58)	(5.59)	(5.18)

Total from investment operations	1.18	0.66		4.15	(3.82)	(5.58)	(5.16)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(8.60)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(8.64)

Net asset value, end of period	$22.84	$21.66		$21.00	$16.85	$20.67	$26.25

Total return	5.45%	3.14%		25.00%	-18.71%	-21.26%	-12.09%
Net assets, end of period (in thousands)	$1	$1		$1	$2	$5	$4
Ratio of expenses to average net assets including reimbursement	3.11%	2.35	% (4)	2.72%	3.46%	1.69%	2.10	% (4)
Ratio of net investment income (loss) to average net assets including reimbursement	-1.75%	-1.58	% (4)	-0.98%	-1.24%	0.09%	-0.08	% (4)
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	3.46%	1.75%	NA
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA		NA	-1.24%	0.03%	NA
Portfolio turnover rate	76%	27%		136%	34%	43%	91	% (5)
(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Advisor Class Shares were outstanding for the period from 1-1-02 through 6-11-02 and from
7-3-02 through 12-31-02.
(4)Annualized.
(5)For the 12 months ended December 31, 2000.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class I Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$21.58	$20.86		$16.48	$20.85	$26.35	$47.09

Income (loss) from investment operations:
Net investment income (loss)	0.29	(0.00)		(0.08)	0.14 (2)	0.15	0.64
Net realized and unrealized gain (loss) on investments	1.26	0.72		4.46	(4.51)	(5.65)	(12.74)

Total from investment operations	1.55	0.72		4.38	(4.37)	(5.50)	(12.10)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(8.60)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(8.64)

Net asset value, end of period	$23.13	$21.58		$20.86	$16.48	$20.85	$26.35

Total return	7.18%	3.45%		26.58%	-20.95%	-20.87%	-16.92%
Net assets, end of period (in thousands)	$345	$669		$684	$1,304	$17,062	$33,907
Ratio of expenses to average net assets including reimbursement	1.47%	1.38	% (3)	1.66%	1.51%	1.24%	1.24%
Ratio of net investment income to average net assets including reimbursement	0.20%	0.04	% (3)	0.06%	0.70%	0.54%	0.79%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	1.51%	1.30%	NA
Ratio of net investment income to average net assets excluding reimbursement	NA	NA		NA	0.70%	0.48%	NA
Portfolio turnover rate	76%	27%		136%	34%	43%	91%
(1)See Note 5 to financial statements.
(2)Based on average shares outstanding
(3)Annualized.

See Notes to Financial Statements.

Managers' Discussion of
Ivy International Balanced Fund
      March 31, 2005

The Ivy International Balanced Fund is subadvised by Templeton Investment Counsel, LLC. The following is an interview with E. Tucker Scott III, CFA, and Alexander C. Calvo, portfolio managers of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 14.81 percent for the fiscal year (before the impact of sales charges), compared with the Morgan Stanley Capital International All Country World (excluding U.S.A.) Index (generally reflecting the performance of the international securities markets), which increased 16.15 percent during the year, the J.P. Morgan Non-U.S. Government Bond Index (the index that generally reflects the performance of international government bonds), which increased 6.92 percent, and the Lipper Global Flexible Portfolio Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 8.23 percent for the year. The Morgan Stanley Capital International All Country World (excluding U.S.A.) Index replaces the Morgan Stanley Capital International EAFE Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark indexes during the fiscal year?

We believe that specific securities selection accounted for both the absolute positive performance over the fiscal year, as well as the underperformance relative to the stock index. We feel that the simple fact that we held some fixed income holdings, while the stock benchmark does not, accounted for the difference in relative performance. While most sectors within the portfolio had a positive impact on performance, our overweighting in industrials contributed most significantly to stronger performance. Strong stock selection in the consumer discretionary, health care and materials sectors also brought benefits. Geographically, our European and Asian holdings delivered solid investment results. Specifically, overweight positions, as well as overall stock selection, produced superior results in China, South Korea, Taiwan, Finland, Sweden and the United Kingdom. In addition, the firm pricing environment in commodities continued to benefit many portfolio holdings in the materials and industrial sectors.

The fixed-income portion of the Fund benefited from overall regional positioning, particularly in Europe and Asia. While euro area bond markets continued to generate strong returns in U.S. dollar terms, peripheral European bond markets outperformed the euro area. Both the Fund's underweight positioning in Japan and overweight positioning in non-Japan Asia contributed to relative outperformance.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The global economic recovery remained firm throughout the fiscal year, and ended the year on a positive note. In 2004, U.S. gross domestic product (GDP) grew 4.4 percent over the period, while China's rose 9.5 percent. GDP also expanded in the United Kingdom, Canada, Japan and the 12-nation Euro zone. Although global inflation remained subdued and interest rates were still considered low on a historical basis, commodity prices and interest rates have trended higher for some time and might have contributed to a slowdown in global growth at the beginning of 2005.

Prices for certain commodities, notably oil and iron ore, rose rapidly in the latter part of the fiscal period. Oil prices increased to $55 per barrel this past October, a nominal high for oil and an increase of almost 80 percent from a year earlier. In a volatile market, oil prices hit another high in March, before returning to $55 as of period-end.

In June of 2004, the U.S. Federal Reserve Board began raising the federal funds target rate from its multi-decade low of 1 percent. After seven quarter-point increments, the rate stood at 2.75 percent at the end of the fiscal year. Although this level is still low historically, the Federal Reserve appeared to imply that future increases might be steeper if so warranted by inflation, and this had a dampening effect on the world's equity markets. A weak U.S. dollar and global current account imbalances continued to play a significant role in Fund strategy and performance over the period. Most major currencies generated positive returns relative to the U.S. dollar. This benefited U.S.-based investors who invested in non-U.S. equities from developed and emerging market countries. The Fund benefited from this macroeconomic trend, as well as from the continuation of the global economic expansion.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy is to seek to find securities that we feel are selling at a substantial discount to our determination of their fair market value, based on earnings and cash flow growth. Our analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts in an effort to identify what we feel are the most attractive stocks globally. From our bottom-up perspective, an eclectic mix of stocks from many sectors has continued to populate our list. We view this fact as representative of a broader market theme: the narrowing of valuation discrepancies between sectors. Our investment process, however, has always been value-driven and future weightings versus the benchmark likely will continue to reflect this fact.

The global bond portion of the Fund continued to utilize active duration management, given the fact that not all duration risk is equivalent between markets. The Fund continued to lower its overall duration during the year, given strong global growth conditions and regional pockets of inflationary pressure. Asia generally represents shorter duration positioning relative to the Euro zone, given weak domestic demand conditions in currency and benign underlying inflation developments.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Throughout the fiscal year, we maintained an overweighting in materials, industrials, telecommunication services, and utilities. We maintained an underweighting in all other sectors. Europe continued to represent the largest regional allocation within the fixed-income portion of the Fund. We reallocated away from the Euro zone toward peripheral Europe and, more significantly, toward non-Japan Asia. Within peripheral Europe, the Fund established a new position in Poland, given what we felt were positive growth and interest rate differentials as well as strong medium-term fundamental prospects. Within Asia, the Fund increased exposure to South Korea, Singapore and Thailand.

Despite solid gains over the past 12 months, we continue our effort to find opportunities to earn higher yields and position for currency appreciation in peripheral Europe and Asia. The global imbalances that propelled the U.S. dollar weaker since 2002 continue to persist, in our opinion. Against the large and deteriorating current account deficit in the U.S., Asia as a region has maintained strong current account surpluses, and together with undervalued exchange rates, facilitated large international reserve accumulation. We believe that structural growth trends in Asia, along with a continued robust global economy, provide a favorable macroeconomic backdrop for the region.

Going forward, we believe the key variables remain oil prices and the U.S. dollar. By the end of the fiscal period, it was apparent that a global slowdown might already be underway. This seemed to be supported by recent data that included employment and consumer confidence in the Euro zone, as well as consumer spending in the U.S. and the U.K. Prevailing views in global equity markets appeared to be that, over the next few months, inflationary pressure would lead to steeper rate increases in the U.S. and, in turn, hurt corporate operating margins and earnings, not only for U.S. companies but for those in Europe, Asia, and Latin America.

As we had anticipated, merger and acquisition activity has intensified over the past few months. In our view, this trend is a result of the cash buildup that has been reported in the balance sheet of many companies. Thus far, the amount of deals for cash (as opposed to shares) suggests that things are not getting out of control. We think the amount of money in private equity funds should provide good valuation support in the public markets for companies that appear undervalued on normalized free cash flow. We continue to monitor merger/acquisition activity, being mindful of the possible effect that potential or announced deals may create in terms of earnings growth and returns on investment.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy International Balanced Fund, Class A Shares(1)	$20,632
Morgan Stanley Capital International EAFE Index (with net dividends)	$16,135
Morgan Stanley Capital International All Country World (excluding U.S.A.) Index	$16,964
J.P. Morgan Non-U.S. Government Bond Index	$17,097
Lipper Global Flexible Portfolio Funds Universe Average	$20,853

IVY INTERNATIONAL BALANCED FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY INTERNATIONAL BALANCED FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD (EXCLUDING U.S.A.)	J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX	LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

SEPT	1995	9,425	10,000	10,000	10,000	10,000
SEPT	1996	10,437	10,861	10,870	10,535	11,370
SEPT	1997	12,846	12,185	12,336	10,511	13,851
SEPT	1998	11,174	11,169	10,714	11,753	12,975
SEPT	1999	13,035	14,626	14,295	11,786	15,648
SEPT	2000	13,852	15,091	14,997	10,819	17,782
SEPT	2001	12,388	10,785	10,604	11,321	14,876
SEPT	2002	11,816	9,110	9,219	12,509	13,777
SEPT	2003	15,353	11,479	11,897	14,742	16,849
MARCH	2004	17,970	14,023	14,606	15,990	19,267
MARCH	2005	20,632	16,135	16,964	17,097	20,853

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	8.21%	9.37%	13.58%	14.84%
5-year period ended 3-31-05	6.45%	-	-	-
10-year period ended 3-31-05	8.39%	-	-	-
Since inception of Class through 3-31-05(3)	-	13.08%	16.16%	17.38%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus International Balanced Fund merged into the Ivy International Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus International Balanced Fund Class A shares, restated to reflect current sales charges applicable to Ivy International Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy International Balanced Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL BALANCED FUND
Portfolio Highlights

On March 31, 2005, Ivy International Balanced Fund had net assets totaling $104,707,925 invested in a diversified portfolio of:

61.41%	Common Stocks
29.29%	Other Government Securities
9.30%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$43.59
Pacific Basin	$27.41
Scandinavia	$13.57
Cash and Cash Equivalents	$9.30
Canada	$3.91
Caribbean	$1.24
Mexico	$0.54
Middle East	$0.44

Other Government Securities	$29.29
Utilities Stocks	$10.95
Financial Services Stocks	$10.03
Cash and Cash Equivalents	$9.30
Miscellaneous Stocks	$6.23
Technology Stocks	$4.38
Raw Materials Stocks	$4.30
Health Care Stocks	$4.29
Multi-Industry Stocks	$3.78
Energy Stocks	$3.65
Consumer Services Stocks	$3.39
Consumer Nondurables Stocks	$2.83
Consumer Durables Stocks	$2.67
Business Equipment and Services Stocks	$2.55
Capital Goods Stocks	$2.36

The Investments of Ivy International Balanced Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Australia - 2.19%
Iluka Resources Limited (A)	191,820	$841,995
National Australia Bank Limited (A)	39,600	867,592
Qantas Airways Limited (A)	157,000	430,720
Qantas Airways Limited (A)(B)	54,528	149,594
		2,289,901
Bermuda - 1.24%
ACE Limited	17,700	730,479
XL Capital Ltd, Class A	7,900	571,723
		1,302,202
Canada - 2.07%
BCE Inc. (A)	35,800	895,148
Barrick Gold Corporation (A)	50,400	1,208,134
Domtar Inc. (A)	8,000	67,978
		2,171,260
China - 0.32%
China Telecom Corporation Limited (A)	610,000	213,123
China Telecom Corporation Limited (A)(B)	360,000	125,777
		338,900
Denmark - 2.00%
ISS A/S (A)	9,200	747,850
Vestas Wind Systems A/S (A)*	93,333	1,348,419
		2,096,269
Finland - 2.49%
Metso Corporation (A)	58,500	1,048,505
Stora Enso Oyj, Class R (A)	60,750	853,260
UPM-Kymmene Corporation (A)	32,010	709,885
		2,611,650
France - 3.50%
AXA (A)	28,400	756,897
SUEZ (A)	22,400	603,090
Sanofi-Aventis (A)	16,248	1,370,736
Total S.A. (A)	3,970	929,339
		3,660,062
Germany - 2.76%
Bayer Aktiengesellschaft (A)	20,100	664,726
Deutsche Post AG (A)	53,440	1,301,573
E.ON AG (A)	6,860	588,074
Volkswagen Aktiengesellschaft (A)	9,430	340,110
		2,894,483
Hong Kong - 2.36%
Bank of East Asia, Limited (The) (A)	121,800	350,588
Cheung Kong (Holdings) Limited (A)	73,000	648,150
China Mobile (Hong Kong) Limited, ADR	19,410	318,518
Hutchison Whampoa Limited, Ordinary Shares (A)	136,000	1,155,202
		2,472,458
Israel - 0.44%
Check Point Software Technologies Ltd.*	21,400	464,915

Italy - 0.95%
Eni S.p.A. (A)	38,100	989,720

Japan - 5.42%
Hitachi, Ltd. (A)	150,000	931,729
KDDI CORPORATION (A)	125	619,054
Nintendo Co., Ltd. (A)	5,000	545,607
Nippon Telegraph and Telephone Corporation (A)	194	848,592
Ono Pharmaceutical Co., Ltd. (A)	11,000	573,494
Sony Corporation (A)	27,500	1,095,178
Takeda Chemical Industries, Ltd. (A)	22,300	1,062,796
		5,676,450
Mexico - 0.54%
Telefonos de Mexico, S.A. de C.V., ADR	16,500	569,745

Netherlands - 4.41%
Akzo Nobel N.V. (A)	21,570	985,249
ING Groep N.V., Certicaaten Van Aandelen (A)	37,960	1,147,067
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	29,500	812,994
Reed Elsevier NV (A)	69,520	1,048,566
Wolters Kluwer nv, Certicaaten Van Aandelen (A)	34,000	621,293
		4,615,169
Norway - 1.18%
Telenor ASA (A)	134,650	1,209,183
Telenor ASA (A)(B)	2,550	22,900
		1,232,083
Portugal - 0.59%
Portugal Telecom, SGPS, S.A., Ordinary shares (A)	52,300	613,164

Singapore - 0.76%
DBS Group Holdings Ltd (A)	33,000	297,837
Venture Corporation Limited (A)	62,000	499,485
		797,322
South Korea - 4.30%
KT Corporation, ADR	48,730	1,038,436
Kookmin Bank, ADR*	20,970	936,310
POSCO, ADR	9,340	461,022
SK Telecom Co., Ltd., ADR	41,000	808,520
Samsung Electronics Co., Ltd. (A)	530	261,999
Samsung Electronics Co., Ltd., GDR (B)	4,010	992,475
		4,498,762
Spain - 2.15%
Iberdrola, S.A. (A)	26,772	700,662
Repsol YPF, S.A. (A)	39,250	1,039,446
Telefonica, S.A., ADR	9,640	500,991
Telefonica, S.A., BDR (A)(C)	548	9,553
		2,250,652
Sweden - 2.96%
ForeningsSparbanken AB (A)	24,300	574,468
Nordea Bank AB, FDR (A)(D)	113,190	1,146,478
Securitas AB, Class B (A)	86,300	1,380,487
		3,101,433
Switzerland - 2.83%
Lonza Group Ltd, Registered Shares (A)	5,800	355,132
Nestle S.A., Registered Shares (A)	4,100	1,122,313
Swiss Reinsurance Company, Registered Shares (A)	11,950	856,142
UBS AG (A)	7,400	625,178
		2,958,765
Taiwan - 1.81%
Chunghwa Telecom Co., Ltd., ADR	24,700	523,393
Compal Electronics Inc., GDR	51,200	233,605
Compal Electronics Inc., GDR (B)	119,200	543,862
Lite-On Technology Corporation, GDR	55,000	591,794
		1,892,654
United Kingdom - 14.14%
AMVESCAP PLC (A)	26,400	166,404
BAE SYSTEMS plc (A)	179,510	879,764
BP p.l.c. (A)	82,800	857,723
Boots Group PLC (A)	64,600	760,692
British Sky Broadcasting Group plc (A)	91,100	998,759
Cadbury Schweppes plc (A)	72,900	730,387
Compass Group PLC (A)	262,530	1,197,391
GlaxoSmithKline plc (A)	42,970	984,388
Lloyds TSB Group plc (A)	74,800	675,258
National Grid Transco plc (A)	53,800	498,127
Pearson plc (A)	72,170	879,137
Rentokil Initial plc (A)	176,770	540,833
Rolls-Royce plc (A)*	120,600	555,747
Royal Bank of Scotland Group plc (The) (A)	25,880	823,088
"Shell" Transport and Trading Company, p.l.c. (The) (A)	96,200	862,996
Shire Pharmaceuticals Group plc (A)	44,000	502,330
Smiths Group plc (A)	39,780	639,719
Unilever PLC (A)	112,200	1,108,242
Vodafone Group Plc (A)	246,600	654,349
Wm MORRISON SUPERMARKETS PLC (A)	132,240	489,507
		14,804,841

TOTAL COMMON STOCKS - 61.41%		$64,302,860

(Cost: $52,890,543)

OTHER GOVERNMENT SECURITIES	Principal Amount in Thousands

Australia - 1.31%
New South Wales Treasury Corporation,
6.5%, 5-1-06 (B)(E)	AUD550	428,072
Queensland Treasury Corporation:
6.5%, 6-14-05 (E)	14	10,834
6.0%, 8-14-13 (E)	1,200	935,775
		1,374,681
Austria - 0.98%
Republic of Austria:
5.5%, 10-20-07 (E)	EUR360	499,505
4.0%, 7-15-09 (E)	70	94,527
5.0%, 7-15-12 (E)	300	429,018
		1,023,050
Belgium - 0.84%
Belgium Government Bond:
4.75%, 9-28-06 (E)	EUR100	134,128
7.5%, 7-29-08 (E)	405	603,053
5.0%, 9-28-12 (E)	100	143,265
		880,446
Canada - 1.84%
Canadian Government Bond:
3.0%, 6-1-06 (E)	CAD950	785,403
3.25%, 12-1-06 (E)	550	455,366
6.0%, 6-1-11 (E)	748	683,266
		1,924,035
Denmark - 0.74%
Denmark Government Bond:
5.0%, 8-15-05 (E)	DKK2,864	503,291
5.0%, 11-15-13 (E)	1,400	269,422
		772,713
Finland - 0.97%
Finland Government Bond:
3.0%, 7-4-08 (E)	EUR400	522,941
5.0%, 4-25-09 (E)	60	83,973
5.75%, 2-23-11 (E)	280	412,373
		1,019,287
France - 1.72%
France Government Bond OAT:
4.0%, 10-25-09 (E)	712	962,966
4.0%, 4-25-13 (E)	620	833,773
		1,796,739
Germany - 0.94%
Deutsche Bundesrepublik:
6.0%, 7-4-07 (E)	531	739,459
5.0%, 7-4-11 (E)	170	242,510
		981,969
Ireland - 0.74%
Ireland Government Bond,
5.0%, 4-18-13 (E)	540	776,688

Italy - 1.26%
Italy Buoni Poliennali Del Tesoro:
7.75%, 11-1-06 (E)	479	672,166
5.5%, 11-1-10 (E)	447	648,065
		1,320,231
Netherlands - 1.30%
Netherlands Government Bond,
5.75%, 2-15-07 (E)	990	1,360,354

New Zealand - 1.96%
New Zealand Government Bond:
7.0%, 7-15-09 (E)	NZD1,950	1,423,772
6.0%, 11-15-11 (E)	900	632,688
		2,056,460
Norway - 1.01%
Norway Government Bond
6.75%, 1-15-07 (E)	NOK6,285	1,060,318

Poland - 1.98%
Poland Government Bond:
8.5%, 11-12-06 (E)	PLN2,410	797,978
8.5%, 5-12-07 (E)	1,100	370,028
6.0%, 5-24-09 (E)	2,800	903,234
		2,071,240
Singapore - 1.20%
Singapore Government Bond,
2.63%, 10-1-07 (E)	SGD2,050	1,254,682

South Korea - 3.15%
South Korea Treasury Bond:
4.75%, 3-3-07 (E)	KRW2,300,000	2,300,643
4.5%, 9-9-08 (E)	1,000,000	1,000,963
		3,301,606
Spain - 1.85%
Spain Government Bond:
10.15%, 1-31-06 (E)	EUR294	405,627
4.8%, 10-31-06 (E)	100	134,472
6.0%, 1-31-08 (E)	350	494,785
5.0%, 7-30-12 (E)	630	901,835
		1,936,719
Sweden - 2.22%
Sweden Government Bond:
8.0%, 8-15-07 (E)	SEK6,180	983,414
6.5%, 5-5-08 (E)	1,800	282,635
5.5%, 10-8-12 (E)	3,580	572,873
3.5%, 12-1-15 (E)(F)	2,944	481,696
		2,320,618
Thailand - 2.63%
Thailand Government Bond:
8.5%, 10-14-05 (E)	THB45,700	1,205,825
8.0%, 12-8-06 (E)	41,250	1,143,432
Thailand Treasury Bill:
0.0%, 2-23-06 (E)	12,900	322,747
0.0%, 3-9-06 (E)	3,420	85,391
		2,757,395
United Kingdom - 0.65%
United Kingdom Treasury,
7.5%, 12-7-06 (E)	GBP343	677,199

TOTAL OTHER GOVERNMENT SECURITIES - 29.29%		$30,666,430

(Cost: $25,217,854)

SHORT-TERM SECURITIES

Banks - 3.35%
Rabobank USA Financial Corp.,
2.82%, 4-1-05	$3,507	3,507,000

Finance Companies - 1.96%
BP Capital Markets p.l.c.,
2.85%, 4-1-05	2,052	2,052,000

Utilities - Telephone - 3.76%
Verizon Network Funding Corporation,
2.78%, 4-25-05	3,941	3,933,696

TOTAL SHORT-TERM SECURITIES - 9.07%		$9,492,696

(Cost: $9,492,696)

TOTAL INVESTMENT SECURITIES - 99.77%		$104,461,986

(Cost: $87,601,093)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.23%		245,939

NET ASSETS - 100.00%		$104,707,925

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $2,262,680 or 2.16% of net assets.
(C)Brazilian Depository Receipts.
(D)Finnish Depository Receipts.
(E)Principal amounts are denominated in the indicated foreign currency, where applicable (AUD - Australian Dollar, CAD - Canadian Dollar, DKK - Danish Krone, EUR - Euro, GBP - Great Britain Pound, KRW - South Korean Won, NOK - Norwegian Krone, NZD - New Zealand Dollar, PLN - Polish Zloty, SEK - Swedish Krona, SGD - Singapore Dollar, THB - Thailand Baht).
(F)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY INTERNATIONAL BALANCED FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $87,601) (Notes 1 and 3)	$104,462
Cash	35
Receivables:
Dividends and interest	995
Fund shares sold	735
Investment securities sold	455
Prepaid and other assets	22

Total assets	106,704

LIABILITIES
Payable for investment securities purchased	1,706
Payable to Fund shareholders	155
Accrued management fee (Note 2)	61
Accrued service fee (Note 2)	22
Accrued shareholder servicing (Note 2)	21
Accrued accounting services fee (Note 2)	5
Accrued distribution fee (Note 2)	4
Other	22

Total liabilities	1,996

Total net assets	$104,708

NET ASSETS
Capital paid in	$85,918
Accumulated undistributed income:
Accumulated undistributed net investment income	254
Accumulated undistributed net realized gain on investment transactions	1,667
Net unrealized appreciation in value of investments	16,869

Net assets applicable to outstanding units of capital	$104,708

Net asset value per share (net assets divided by shares outstanding):
Class A	$14.63
Class B	$14.59
Class C	$14.60
Class Y	$14.63
Capital shares outstanding:
Class A	6,652
Class B	209
Class C	272
Class Y	27

See Notes to Financial Statements.

Statement of Operations
      IVY INTERNATIONAL BALANCED FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $138)	$1,212
Interest and amortization	1,157

Total income	2,369

Expenses (Note 2):
Investment management fee	531
Service fee:
Class A	176
Class B	3
Class C	4
Class Y	1
Shareholder servicing:
Class A	134
Class B	9
Class C	7
Class Y	-	*
Registration fees	63
Accounting services fee	47
Custodian fees	41
Distribution fee:
Class A	6
Class B	10
Class C	11
Audit fees	23
Legal fees	11
Other	35

Total expenses	1,112

Net investment income	1,257

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	2,627
Realized net gain on foreign currency transactions	10

Realized net gain on investments	2,637
Unrealized appreciation in value of investments during the period	7,031

Net gain on investments	9,668

Net increase in net assets resulting from operations	$10,925

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY INTERNATIONAL BALANCED FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended
	3-31-05	3-31-04		9-30-03

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,257	$396		$887
Realized net gain on investments	2,637	1,276		864
Unrealized appreciation	7,031	6,602		9,936

Net increase in net assets resulting from operations	10,925	8,274		11,687

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,453)	(781)		-
Class B	(11)	-	*	-
Class C	(12)	-	*	-
Class Y	(5)	-	*	NA
Realized gains on investment transactions:
Class A	(393)	-		-
Class B	(9)	-		-
Class C	(9)	-		-
Class Y	(2)	-		NA

	(1,894)	(781)		-

Capital share transactions (Note 5)	35,237	3,407		(2,324)

Total increase	44,268	10,900		9,363
NET ASSETS
Beginning of period	60,440	49,540		40,177

End of period	$104,708	$60,440		$49,540

Undistributed net investment income	$254	$468		$639

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 164 - 167.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended September 30,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$13.07	$11.33		$8.72	$9.28	$11.59	$11.80

Income (loss) from investment operations:
Net investment income	0.22	0.09		0.21	0.18	0.18	0.23
Net realized and unrealized gain (loss) on investments	1.69	1.83		2.40	(0.59)	(1.28)	0.50

Total from investment operations	1.91	1.92		2.61	(0.41)	(1.10)	0.73

Less distributions from:
Net investment income	(0.28)	(0.18)		(0.00)	(0.00)	(0.11)	(0.36)
Capital gains	(0.07)	(0.00)		(0.00)	(0.13)	(1.10)	(0.58)
Tax return of capital	(0.00)	(0.00)		(0.00)	(0.02)	(0.00)	(0.00)

Total distributions	(0.35)	(0.18)		(0.00)	(0.15)	(1.21)	(0.94)

Net asset value, end of period	$14.63	$13.07		$11.33	$8.72	$9.28	$11.59

Total return (1)	14.81%	17.05%		29.93%	-4.62%	-10.57%	6.26%
Net assets, end of period (in millions)	$97	$60		$46	$36	$40	$48
Ratio of expenses to average net assets including reimbursement	1.42%	1.54	% (2)(3)	1.67%	1.62%	1.62%	1.52%
Ratio of net investment income to average net assets including reimbursement	1.71%	1.43	% (2)(3)	2.06%	1.84%	1.60%	1.92%
Ratio of expenses to average net assets excluding reimbursement	NA	1.60	% (2)(3)	1.71%	1.72%	1.73%	1.65%
Ratio of net investment income to average net assets excluding reimbursement	NA	1.37	% (2)(3)	2.02%	1.74%	1.49%	1.79%
Portfolio turnover rate	16%	15%		39%	48%	36%	44%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$13.04	$12.34

Income (loss) from investment operations:
Net investment income (loss)	0.03 (2)	0.19
Net realized and unrealized gain on investments	1.70	0.69

Total from investment operations	1.73	0.88

Less distributions from:
Net investment income	(0.11)	(0.18)
Capital gains	(0.07)	(0.00)

Total distributions	(0.18)	(0.18)

Net asset value, end of period	$14.59	$13.04

Total return	13.37%	7.18%
Net assets, end of period (in thousands)	$3,049	$225
Ratio of expenses to average net assets	2.64%	3.01	% (3)
Ratio of net investment income to average net assets	0.20%	1.09	% (3)
Portfolio turnover rate	16%	15	% (4)
(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$13.04	$12.34

Income (loss) from investment operations:
Net investment income (loss)	0.07 (2)	0.19
Net realized and unrealized gain on investments	1.69	0.69

Total from investment operations	1.76	0.88

Less distributions from:
Net investment income	(0.13)	(0.18)
Capital gains	(0.07)	(0.00)

Total distributions	(0.20)	(0.18)

Net asset value, end of period	$14.60	$13.04

Total return	13.58%	7.18%
Net assets, end of period (in thousands)	$3,968	$307
Ratio of expenses to average net assets	2.44%	2.86	% (3)
Ratio of net investment income to average net assets	0.44%	1.13	% (3)
Portfolio turnover rate	16%	15	% (4)
(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$13.07	$12.34

Income from investment operations:
Net investment income	0.24 (2)	0.21
Net realized and unrealized gain on investments	1.67	0.70

Total from investment operations	1.91	0.91

Less distributions from:
Net investment income	(0.28)	(0.18)
Capital gains	(0.07)	(0.00)

Total distributions	(0.35)	(0.18)

Net asset value, end of period	$14.63	$13.07

Total return	14.84%	7.47%
Net assets, end of period (in thousands)	$397	$185
Ratio of expenses to average net assets	1.40%	1.79	% (3)
Ratio of net investment income to average net assets	1.72%	2.00	% (3)
Portfolio turnover rate	16%	15	% (4)
(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of
Ivy International Value Fund
      March 31, 2005

An interview with Thomas A. Mengel, portfolio manager of the Ivy International Value Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return, but underperformed its benchmark index during the fiscal year. Class A shares of the Fund increased 14.50 percent for the period (before the impact of sales charges), compared with the Morgan Stanley Capital International EAFE Index (generally reflecting the performance of securities that represent the international equity markets), which increased 15.06 percent during the year, and the Lipper International Large-Cap Core Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which returned 11.36 percent.* Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that stock selection was the biggest factor, as specific holdings negatively impacted performance for the fiscal year. Fund performance was particularly hurt by some holdings in consumer-discretionary stocks in Europe, where domestic demand has been slow to recover. However, the Fund did end the year with an overall positive return, and we feel that performance benefited from our stock selections in information technology, health care and materials, as well as some better-performing consumer stocks.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Financial markets were faced with sharp increases in energy prices during the year, as well as rising interest rates in the United States and several foreign countries. Deflationary fears faded early in the fiscal year, and were soon replaced by concerns of commodity-induced inflation. During the year, there were also periods of uncertainty over China's ability to manage its industrial growth. Foreign equity markets recovered late in 2004, but trended lower again by March of 2005 as slower economic growth became evident in most industrialized countries.

What strategies and techniques did you employ that specifically affected the Fund's performance?

For most of the fiscal year the Fund was overweight in consumer-related shares, particularly discretionary spending selections in continental Europe, an area in which domestic demand has been sluggish for several years. Corporate labor reform continues to reduce German business costs while boosting profitability, but workers continue to be impacted by stagnant wages and a weak hiring environment.

The Fund benefited from a slight overweight position in Japan as fiscal year-end approached, which enabled us to participate in that seasonal equity recovery. By the end of the period, our underweight position in Britain became quite extreme due to falling home prices, a broadly weakening economy and what we feel is a risk of even higher interest rates.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

While the Fund was overweight in consumer-discretionary stocks, industrials and utilities, our exposure to information technology and consumer staples remained low.

We believe global financial markets likely will continue to be volatile in the coming months in reaction to energy price movements and economic responses. We are pleased to see continuing corporate labor reform in Germany, but will be closely monitoring political concerns that have developed in recent weeks in Britain, Canada and Mexico, including Britain's general election in early May.

We intend to continue to focus on what we believe are healthy companies that we feel can benefit from China's industrial expansion, particularly certain under-recognized companies with impressive pricing power. As long as near-term market uncertainties remain, we intend to avoid regions that we feel are particularly vulnerable to higher interest rates, such as Latin America. In Japan and Asia, we likely will continue to focus on areas of strong domestic demand, which we believe could provide potential insulation from possible near-term external volatility.

*The Fund's Lipper classification was changed from the International Funds Universe to the International Large-Cap Core Funds Universe, effective June 30, 2004. The Lipper International Funds Universe Average increased 12.57 percent during the period. The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy International Value Fund, Class A Shares(1)	$11,292
Morgan Stanley Capital International EAFE Index (with net dividends)(2)	$13,874
Lipper International Large-Cap Core Funds Universe Average(2)	$12,815

IVY INTERNATIONAL VALUE FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY INTERNATIONAL VALUE FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

Inception 5/13/97		9,425	10,000	10,000
DEC	1997	8,455	9,657	9,853
DEC	1998	9,016	11,588	11,196
DEC	1999	11,521	14,713	15,511
DEC	2000	10,686	12,629	13,044
DEC	2001	8,851	9,920	10,273
DEC	2002	7,440	8,339	8,514
DEC	2003	9,463	11,557	11,139
MARCH	2004	9,862	12,059	11,507
MARCH	2005	11,292	13,874	12,815

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1997.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y	Advisor Class(4)

1-year period ended 3-31-05	7.91%	9.65%	13.66%	14.68%	14.74%
5-year period ended 3-31-05	-0.89%	-1.13%	-0.95%	-	0.16%
10-year period ended 3-31-05	-	-	-	-	-
Since inception of Class through 3-31-05(5)	1.55%	1.24%	1.22%	23.43%	3.17%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Advisor Class shares are no longer available for investment.

(5)5-13-97 for Class A, Class B and Class C shares, 7-24-03 for Class Y shares and 2-23-98 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL VALUE FUND
Portfolio Highlights

On March 31, 2005, Ivy International Value Fund had net assets totaling $44,143,814 invested in a diversified portfolio of:

92.03%	Common Stocks
7.97%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$56.71
Pacific Basin	$29.43
Cash and Cash Equivalents	$7.97
United States	$3.87
Canada	$2.02

Capital Goods Stocks	$16.35
Financial Services Stocks	$16.34
Utilities Stocks	$14.30
Consumer Services Stocks	$8.54
Cash and Cash Equivalents	$7.97
Energy Stocks	$7.12
Consumer Goods Stocks	$6.90
Multi-Industry Stocks	$6.86
Shelter Stocks	$5.36
Raw Materials Stocks	$3.65
Health Care Stocks	$2.58
Technology Stocks	$2.22
Business Equipment and Services Stocks	$1.81

The Investments of Ivy International Value Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Australia - 1.18%
Australia and New Zealand Banking Group Limited (A)	16,200	$258,149
Westpac Banking Corporation (A)	17,800	261,774
		519,923
Austria - 4.46%
OMV Aktiengesellschaft (A)	2,500	794,675
Telekom Austria Aktiengesellschaft (A)	25,000	489,580
Wienerberger AG (A)	15,000	683,012
		1,967,267
Belgium - 3.41%
Fortis (A)	30,000	856,343
KBC Group NV (A)*	7,700	649,598
		1,505,941
Canada - 2.02%
EnCana Corporation (A)	6,950	490,774
PetroKazakhstan Inc., Class A	10,000	401,700
		892,474
China - 0.74%
China Mobile (Hong Kong) Limited (A)	100,000	326,944

France - 8.64%
ALSTOM (A)*	100,000	85,595
Lagardere SCA (A)	10,000	757,390
Metropole Television SA (A)	15,000	420,196
Nexity (A)*	10,000	345,754
Peugeot S.A. (A)	10,000	635,740
Sanofi-Aventis (A)	7,872	664,108
Technip-Coflexip (A)	4,000	669,200
Unibail Holding (A)	2,000	237,203
		3,815,186
Germany - 10.15%
Continental Aktiengesellschaft (A)	15,000	1,161,374
E.ON AG (A)	5,000	428,625
Hypo Real Estate Holding AG (A)*	10,000	413,192
Linde Aktiengesellschaft (A)	15,000	1,030,452
MAN AG (A)	20,000	892,267
ProSieben- Sat.1 Meida Aktiengesellschaft (A)	30,000	556,759
		4,482,669
Hong Kong - 1.16%
Beijing Capital Land Limited, Class H (A)	2,000,000	510,289

Ireland - 1.43%
Bank of Ireland (A)	40,000	631,850

Italy - 1.85%
Beni Stabili SpA (A)	300,000	287,912
Fondiaria-SAI S.p.A. (A)	10,000	277,796
Italmobiliare S.p.A., Non-Convertible Savings Shares (A)	5,000	250,302
		816,010
Japan - 22.96%
Asatsu-DK Inc. (A)	12,000	383,884
Chubu Electric Power Company, Incorporated (A)	20,000	480,321
Electric Power Development Co., Ltd. (A)(B)*	30,000	923,335
Hitachi, Ltd. (A)	60,000	372,692
Ichiyoshi Securities Co., Ltd. (A)	100,000	1,052,043
iShares MSCI Japan Index Fund	100,000	1,049,000
Kubota Corporation (A)	100,000	533,483
NTT DoCoMo, Inc. (A)	200	335,758
Nikko Exchange Traded Index (A)	8,410	923,986
Nippon Telegraph and Telephone Corporation (A)	120	524,902
Secom Co., Ltd. (A)	10,000	415,967
Sega Sammy Holdings Inc. (A)*	10,000	608,096
Shimano Inc. (A)	25,000	839,396
Sony Corporation (A)	15,000	597,370
Takeda Chemical Industries, Ltd. (A)	10,000	476,590
Tokyo Electric Power Company, Incorporated (The) (A)	8,500	206,118
Tokyo Gas Co., Ltd. (A)	103,000	414,997
		10,137,938
Netherlands - 5.71%
Royal Boskalis Westminster nv, Certicaaten Van Aandelen (A)	8,800	344,664
Royal DSM Heerlen (A)	10,000	704,865
Royal Dutch Petroleum Company (A)	20,000	1,196,261
Wolters Kluwer nv, Certicaaten Van Aandelen (A)	15,000	274,100
		2,519,890
South Korea - 2.34%
Honam Petrochemical Corp. (A)	1,600	81,930
Kyeryong Construction Industrial Co. Ltd (A)	40,000	949,286
		1,031,216
Spain - 7.08%
Altadis, S.A. (A)	10,000	409,172
Enagas, S.A. (A)	70,000	1,067,608
Fadesa Inmobiliaria, S.A. (A)*	30,000	657,528
Fadesa Inmobiliaria, S.A. (A)(B)*	15,000	328,764
Repsol YPF, S.A. (A)	25,000	662,067
		3,125,139
Switzerland - 7.83%
Chocoladefabriken Lindt & Sprungli AG Reg'd (A)	30	455,458
Compagnie Financiere Richemont SA (A)	15,000	471,142
Credit Suisse Group, Registered Shares (A)*	11,950	513,285
Holcim Ltd, Registered Shares (A)	10,085	620,453
Julius Baer Holding Ltd., Bearer shares (A)	2,000	693,852
Zurich Financial Services (A)*	4,000	702,300
		3,456,490
Taiwan - 1.05%
iShares MSCI Taiwan Index Fund	40,000	463,200

United Kingdom - 6.15%
British American Tobacco p.l.c. (A)	27,000	475,757
Lloyds TSB Group plc (A)	100,000	902,751
Vedanta Resources plc (A)(B)	25,200	224,162
Vodafone Group Plc (A)	420,000	1,114,463
		2,717,133
United States - 3.87%
iShares MSCI EAFE Index Fund	7,000	1,111,950
Inco Limited*	15,000	597,000
		1,708,950

TOTAL COMMON STOCKS - 92.03%		$40,628,509

(Cost: $33,348,101)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Banks - 4.53%
Rabobank USA Financial Corp.
2.82%, 4-1-05	$2,000	2,000,000

Security and Commodity Brokers - 3.65%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
2.86%, 4-1-05	1,610	1,610,000

TOTAL SHORT-TERM SECURITIES - 8.18%		$3,610,000

(Cost: $3,610,000)

TOTAL INVESTMENT SECURITIES - 100.21%		$44,238,509

(Cost: $36,958,101)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.21%)		(94,695)

NET ASSETS - 100.00%		$44,143,814

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $1,476,261 or 3.34% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY INTERNATIONAL VALUE FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $36,958) (Notes 1 and 3)	$44,239
Receivables:
Dividends and interest	196
Fund shares sold	112
Prepaid and other assets	24

Total assets	44,571

LIABILITIES
Payable to Fund shareholders	284
Due to custodian	40
Accrued management fee (Note 2)	38
Accrued distribution fee (Note 2)	18
Accrued shareholder servicing (Note 2)	18
Accrued service fee (Note 2)	10
Accrued accounting services fee (Note 2)	2
Accrued administrative fee (Note 2)	-	*
Other	17

Total liabilities	427

Total net assets	$44,144

NET ASSETS
Capital paid in	$48,302
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(7)
Accumulated undistributed net realized loss on investment transactions	(11,438)
Net unrealized appreciation in value of investments	7,287

Net assets applicable to outstanding units of capital	$44,144

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.61
Class B	$10.91
Class C	$10.90
Class Y	$11.64
Advisor Class	$11.52
Capital shares outstanding:
Class A	1,471
Class B	1,792
Class C	660
Class Y	25
Advisor Class	3
*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY INTERNATIONAL VALUE FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $73)	$815
Interest and amortization	36

Total income	851

Expenses (Note 2):
Investment management fee	396
Distribution fee:
Class A	3
Class B	155
Class C	52
Shareholder servicing:
Class A	41
Class B	77
Class C	27
Class Y	-	*
Advisor Class	-	*
Service fee:
Class A	26
Class B	52
Class C	17
Class Y	1
Audit fees	32
Accounting services fee	25
Custodian fees	24
Legal fees	9
Administrative fee	4
Other	62

Total expenses	1,003

Net investment loss	(152)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	4,873
Realized net gain on foreign currency transactions	8

Realized net gain on investments	4,881
Unrealized appreciation in value of investments during the period	291

Net gain on investments	5,172

Net increase in net assets resulting from operations	$5,020

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY INTERNATIONAL VALUE FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	12-31-03

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(152)	$(110)	$(285)
Realized net gain (loss) on investments	4,881	1,854	(1,906)
Unrealized appreciation (depreciation)	291	(57)	11,851

Net increase in net assets resulting from operations	5,020	1,687	9,660

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-

	-	-	-

Capital share transactions (Note 5)	(2,781)	(1,848)	(12,918)

Total increase (decrease)	2,239	(161)	(3,258)
NET ASSETS
Beginning of period	41,905	42,066	45,324

End of period	$44,144	$41,905	$42,066

Undistributed net investment loss	$(7)	$(5)	$(8)

(1)See "Financial Highlights" on pages 179 - 183.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001		2000

Net asset value, beginning of period	$10.14	$9.73		$7.65	$9.10		$11.01		$11.99

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)		(0.02)	0.08	(1)	0.07		0.14
Net realized and unrealized gain (loss) on investments	1.49	0.42		2.10	(1.53	) (2)	(1.96	) (2)	(1.01)

Total from investment operations	1.47	0.41		2.08	(1.45)		(1.89)		(0.87)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)		(0.04)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)		(0.07)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)		(0.11)

Net asset value, end of period	$11.61	$10.14		$9.73	$7.65		$9.10		$11.01

Total return (3)	14.50%	4.21%		27.19%	-15.93	%(2)	-17.17	%(2)	-7.25%
Net assets, end of period (in millions)	$17	$10		$9	$8		$13		$24
Ratio of expenses to average net assets including reimbursement	1.99%	2.16	% (4)	2.28%	1.77%		1.77%		1.74%
Ratio of net investment income (loss) to average net assets including reimbursement	0.09%	-0.41	% (4)	-0.19%	0.91%		0.58%		0.96%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	2.32%		2.15%		1.92%
Ratio of net investment income to average net assets excluding reimbursement	NA	NA		NA	0.36%		0.20%		0.78%
Portfolio turnover rate	106%	23%		148%	48%		39%		36%
(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$9.60	$9.24		$7.32	$8.97	$10.94	$11.91

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.03)		(0.08)	0.01 (1)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	1.39	0.39		2.00	(1.66)	(1.93)	(0.96)

Total from investment operations	1.31	0.36		1.92	(1.65)	(1.95)	(0.94)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)	(0.02)	(0.01)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(0.02)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)	(0.02)	(0.03)

Net asset value, end of period	$10.91	$9.60		$9.24	$7.32	$8.97	$10.94

Total return	13.65%	3.90%		26.23%	-18.39%	-17.84%	-7.94%
Net assets, end of period (in millions)	$20	$24		$25	$28	$46	$76
Ratio of expenses to average net assets including reimbursement	2.76%	2.91	%(2)	2.95%	2.50%	2.50%	2.51%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.58%	-1.20	%(2)	-0.82%	0.18%	-0.15%	0.20%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	3.05%	2.88%	2.69%
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA		NA	-0.37%	-0.53%	0.02%
Portfolio turnover rate	106%	23%		148%	48%	39%	36%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$9.59	$9.23		$7.32	$8.97	$10.94	$11.92

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.03)		(0.08)	0.01 (1)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	1.38	0.39		1.99	(1.66)	(1.93)	(0.97)

Total from investment operations	1.31	0.36		1.91	(1.65)	(1.95)	(0.95)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)	(0.02)	(0.01)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(0.02)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)	(0.02)	(0.03)

Net asset value, end of period	$10.90	$9.59		$9.23	$7.32	$8.97	$10.94

Total return	13.66%	3.90%		26.09%	-18.39%	-17.84%	-7.97%
Net assets, end of period (in millions)	$7	$8		$8	$9	$16	$30
Ratio of expenses to average net assets including reimbursement	2.79%	3.01	%(2)	3.01%	2.50%	2.51%	2.51%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.63%	-1.30	%(2)	-0.82%	0.18%	-0.16%	0.19%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		NA	3.05%	2.89%	2.69%
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA		NA	-0.37%	-0.54%	0.01%
Portfolio turnover rate	106%	23%		148%	48%	39%	36%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 7-24-03(1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$10.15	$9.74		$8.16

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)		(0.01)
Net realized and unrealized gain on investments	1.50	0.42		1.59

Total from investment operations	1.49	0.41		1.58

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)

Net asset value, end of period	$11.64	$10.15		$9.74

Total return	14.68%	4.21%		19.36%
Net assets, end of period (in thousands)	$294	$145		$125
Ratio of expenses to average net assets	1.82%	2.08	% (2)	1.47	% (2)
Ratio of net investment income (loss) to average net assets	0.29%	-0.31	% (2)	-0.38	% (2)
Portfolio turnover rate	106%	23%		148	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended	For the fiscal period ended	For the fiscal year ended December 31,
3-31-05	3-31-04	2003	2002	2001	2000

Net asset value, beginning of period	$10.04	$9.63	$7.54	$9.14	$11.03	$11.99

Income (loss) from investment operations:
Net investment income (loss)	0.03	(2)	(0.00)	0.67	0.10	(2)	0.11	0.50
Net realized and unrealized gain (loss) on investments	1.45	0.41	1.42	(1.70)	(1.98)	(1.33)

Total from investment operations	1.48	0.41	2.09	(1.60)	(1.87)	(0.83)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)	(0.05)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.08)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)	(0.13)

Net asset value, end of period	$11.52	$10.04	$9.63	$7.54	$9.14	$11.03

Total return	14.74%	4.26%	27.72%	-17.51%	-17.03%	-6.90%
Net assets, end of period (in thousands)	$31	$41	$39	$124	$377	$668
Ratio of expenses to average net assets including reimbursement	1.91%	1.62	% (3)	2.59%	1.50%	1.47%	1.35%
Ratio of net investment income to average net assets including reimbursement	0.29%	0.11	% (3)	1.43%	1.18%	0.89%	1.36%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA	2.05%	1.85%	1.53%
Ratio of net investment income to average net assets excluding reimbursement	NA	NA	NA	0.63%	0.51%	1.18%
Portfolio turnover rate	106%	23%	148%	48%	39%	36%
(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Managers' Discussion of
Ivy Mortgage Securities Fund
      March 31, 2005

The Ivy Mortgage Securities Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with portfolio managers Christopher R. Sebald, CFA, and David Land, CFA.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 2.12 percent for the fiscal year (before the impact of sales charges), compared with the Lehman Brothers Mortgage-Backed Securities Index (reflecting the performance of issues that generally represent the mortgage-backed securities market), which increased 2.60 percent for the year, and the Lipper U.S. Mortgage Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 1.54 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

The Fund endured a difficult bond market over a period that was primarily notable for an ongoing and steady increase in short-term interest rates. This was coupled with generally flat long-term interest rates. These challenges impacted overall return. Over the year, the main drivers of the Fund's return were sector allocation and security selection. Mortgage-backed security (MBS) passthrough excess returns were substantial in the third fiscal quarter, whereas commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were the winners of the first part of the fiscal year. We believe that the portfolio's overweight position in these sectors, versus MBS fixed-rate securities, also helped returns.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The biggest surprise for the fixed-income markets during the fiscal period was that long-term interest rates did not rise. Given that the Federal Reserve raised interest rates by 1.75 percentage points, and real gross domestic product (GDP) growth was strong at nearly 4 percent, we anticipated some movement in long rates. The two-year U.S. Treasury yield rose 2.20 percent over the period, while the 30-year U.S. Treasury fell 0.02 percent for the year. In our view, this was due to a veritable foreign invasion of the U.S. fixed-income markets. Foreign purchases of U.S.-dollar bonds in all sectors have been at record levels over the last 12 months. The foreign demand had a dramatic impact on U.S. fixed-income spread markets, helping to drive valuations quickly to near all-time tight levels at the end of January. Corporate bond spreads remained tight, and the mortgage market recorded option-adjusted spread (OAS) levels only one to two basis points from the tightest spreads reached over the last 10 years. CMBS and ABS also reached tight spread levels not seen since the mid-1990s.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy of investing in what we felt was the best value in the mortgage market could not keep up during periods when MBS spreads were narrowing rapidly. We continued to maintain this strategy, even though MBS passthroughs outperformed substantially in some quarters of the fiscal year. However, we believe that our value strategy in the mortgage securities markets will produce the best relative return over the long term.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

In our view, the CMBS, ABS and non-agency MBS positions added to the portfolio during the fiscal year have prepared the Fund for the value-driven environment that appears to be unfolding early in 2005. Going forward, we expect inflation to start to rise over the coming years. We believe that it is still too difficult to determine whether inflation will rise significantly during this new fiscal year; however, we feel the impact of the depreciation in the dollar will eventually raise price levels in the U.S. We also expect interest rates to rise in the U.S., based in part on our anticipated rise in inflation, but mainly due to the Federal Reserve's program of continuing to increase interest rates.

Year-to-date, the rise in short-term interest rates has served to increase real short-term yields from negative to slightly positive. As real yields are likely to rise, we believe there likely will be a commensurate effect on long-term interest rates. MBS spreads have begun to rise with other high-quality fixed-income sectors. We anticipate that 2005 may be more like 2004, with a low supply of fixed-rate passthrough securities and strong demand. However, we do not anticipate the level of spread tightening and excess return for MBS that resulted during the last fiscal year. As the segmentation of the non-agency market continues to steal issuance from the fixed rate market, we expect these new segments to hold the most value for the portfolio in the coming year. We currently don't see the ABS market as offering the value it has in the recent past. Spreads have narrowed substantially in the housing-related ABS sectors over the past two years, and we don't anticipate adding much in this area. We believe that our value-oriented strategy in the mortgage market likely will benefit the Fund more in the coming fiscal year than it did over the most recent period.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of
$10,000 Investment
Ivy Mortgage Securities Fund, Class A Shares(1)	$17,537
Lehman Brothers Mortgage-Backed Securities Index	$18,307
Lipper U.S. Mortgage Funds Universe Average	$17,008

IVY MORTGAGE SECURITIES FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY MORTGAGE SECURITIES CLASS A SHARES	LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX	LIPPER U.S. MORTGAGE FUNDS UNIVERSE AVERAGE

SEPT	1995	9,425	10,000	10,000
SEPT	1996	9,880	10,580	10,478
SEPT	1997	10,904	11,643	11,428
SEPT	1998	11,890	12,647	12,369
SEPT	1999	12,124	12,934	12,496
SEPT	2000	13,057	13,894	13,298
SEPT	2001	14,873	15,609	14,844
SEPT	2002	16,045	16,759	15,874
SEPT	2003	16,721	17,345	16,357
MARCH	2004	17,172	17,843	16,750
MARCH	2005	17,537	18,307	17,008

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	-3.75%	-2.98%	1.05%	1.95%
5-year period ended 3-31-05	5.92%	-	-	-
10-year period ended 3-31-05	6.57%	-	-	-
Since inception of Class through 3-31-05 (3)	-	-0.51%	2.57%	3.45%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Mortgage Securities Fund merged into the Ivy Mortgage Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Mortgage Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Mortgage Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Mortgage Securities Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY MORTGAGE SECURITIES FUND
Portfolio Highlights

On March 31, 2005, Ivy Mortgage Securities Fund had net assets totaling $212,729,265 invested in a diversified portfolio of:

58.04%	United States Government Bonds
39.91%	Corporate Bonds
1.74%	Cash and Cash Equivalents
0.31%	Municipal Bond

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

United States Government Bonds	$58.04
Corporate Bonds:
Finance Companies	$39.21
Other	$0.70
Cash and Cash Equivalents	$1.74
Municipal Bond	$0.31

The Investments of Ivy Mortgage Securities Fund
March 31, 2005
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Finance Companies - 39.21%
277 Park Avenue Finance Corporation,
7.58%, 5-12-12 (A)	$180	$189,508
Asset Securitization Corporation (Interest Only):
1.40885%, 10-13-26 (A)	9,476	393,341
1.95118%, 8-13-29	10,358	725,220
Associates Manufactured Housing,
7.9%, 3-15-27	1,800	1,861,529
Banc of America Alternative Loan Trust 2004-11,
6.0%, 12-25-34	1,954	1,961,320
Banc of America Funding 2004-2 Trust,
6.5%, 7-20-32	1,283	1,323,208
Banc of America Funding Corporation,
5.02954%, 9-20-34	1,744	1,737,520
Banc of America Structured Securities Trust 2002-X1 F,
6.274%, 10-11-33 (A)	1,750	1,846,724
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	23	582
7.54%, 5-31-17 (A)	178	8,879
2.57%, 3-25-11 (A)	10	250
Bank of America Mortgage Securities, Inc.,
5.75%, 8-25-34	1,788	1,807,251
BankAmerica Manufactured Housing Contract Trust:
7.8%, 10-10-26	2,000	2,093,733
7.015%, 1-10-28	1,448	1,489,040
Bear Stearns Commercial Mortgage Securities Inc.,
5.064%, 5-14-16 (A)	1,350	1,347,844
BlackRock Capital Finance,
7.75%, 9-25-26 (A)	995	1,025,108
CHL Mortgage Pass-Through Trust 2003-28,
4.15%, 8-25-33	1,500	1,401,043
Charlie Mac Trust 2004-2,
5.0%, 10-25-34	2,854	2,783,664
Chase Mortgage Finance Trust, Series 2003-S11,
5.5%, 10-25-33	1,176	1,167,441
Chase Mortgage Finance Trust, Series 2003-S2,
5.0%, 3-25-18	1,460	1,451,426
Citicorp Mortgage Securities, Inc.,
6.33523%, 9-25-14	411	412,374
Collateralized Mortgage Obligation Trust,
5.0%, 7-1-18	54	53,543
Conseco Finance Securitizations Corp.,
6.981%, 6-15-32	1,200	1,239,878
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	1,040	1,061,790
FFCA Secured Lending Corporation:
3.93375%, 2-18-22 (A)	1,500	1,389,177
4.18375%, 2-18-22 (A)	1,000	917,794
Franchise Finance Corporation of America:
8.91%, 6-25-14	1,250	1,275,942
7.8%, 6-1-20 (A)	156	158,808
GMAC Commerical Mortgage Securities,
5.94%, 7-1-13 (A)	338	338,645
GMACM Mortgage Loan Trust 2004-AR2,
4.5193%, 8-19-34	1,891	1,863,193
GRMT Fairbanks Trust,
4.95%, 6-20-32 (A)	837	842,899
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC:
5.25%, 11-25-32 (A)	1,265	1,232,437
5.25%, 11-25-32 (A)	590	577,806
Green Tree Financial Corporation:
8.3%, 11-15-19	326	344,724
9.1%, 4-15-25	1,075	1,285,802
Hilton Hotel Pool Trust,
3.22%, 10-3-15 (A)	500	504,338
Hilton Hotel Pool Trust 2000-HLTA C,
7.458%, 10-3-15 (A)	500	547,230
Home Equity Loan Trust 2003-HS2,
5.09%, 7-25-33	1,000	994,288
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
6.2207%, 10-12-37 (A)	2,300	2,415,416
J.P. Morgan Mortgage Trust 2004-A3,
4.33621%, 7-25-34	1,933	1,842,731
Lehman ABS Manufactured Housing Contract,
5.873%, 5-15-22	1,062	1,076,858
MASTR Asset Securitization Trust 2003-10,
5.5%, 11-25-33	1,884	1,875,479
MMCA Automobile Trust 2002-1,
5.37%, 1-15-10	790	791,917
Metropolitan Asset Funding, Inc.,
6.98%, 5-20-12 (A)	150	150,025
Mid-State Capital Corporation 2004-1 Trust,
6.005%, 8-15-37	490	488,495
Mid-State Trust:
8.33%, 4-1-30	777	829,287
7.34%, 7-1-35	1,869	1,975,066
7.4%, 7-1-35	1,764	1,859,374
7.79%, 7-1-35	751	791,510
Money Store Trust 1998-B (The),
2.96%, 8-15-29	2,954	2,953,877
Mortgage Capital Funding, Inc.,
7.10623%, 6-18-30	1,600	1,699,794
Multi Security Asset Trust LP, Commercial Mortgage-Backed Securities Pass-Through Certificates, Series 2005-RR4:
1.0668%, 11-28-35 (Interest Only) (A)	33,476	1,325,955
5.88%, 11-28-35 (A)	680	650,675
5.88%, 11-28-35 (A)	340	334,130
NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2,
5.0%, 8-20-30 (A)	1,000	929,212
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series1998-D6,
6.0%, 3-15-30 (A)	1,572	1,625,547
Oakwood Mortgage Investors, Inc.:
8.1%, 10-15-21 (A)	812	836,451
7.375%, 8-15-27	721	747,028
Origen Manufactured Housing Contract Trust 2004-A:
2.02%, 10-15-13	108	106,701
5.7%, 1-15-35	543	533,450
5.91%, 1-15-35	1,000	956,206
Origen Manufactured Housing Contract Trust 2004-B,
4.75%, 8-15-21	400	387,322
Paine Webber Mortgage Acceptance Corporation,
7.655%, 1-2-12 (A)	2,450	2,588,055
Prudential Home Mortgage Securities:
6.83755%, 9-28-08 (A)	41	40,821
6.73%, 4-28-24 (A)	8	7,725
8.00701%, 9-28-24 (A)	45	44,391
RAMP Series 2003-RS11 Trust,
6.092%, 12-25-33	2,000	2,035,157
RAMP Series 2005-RS1 Trust,
5.145%, 1-25-35	1,075	1,055,379
Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD1,
7.75%, 12-25-30	2,212	2,333,291
Sequoia Mortgage Funding Company,
6.38%, 8-28-31 (A)	93	92,125
Structured Asset Mortgage Investments, Inc.:
6.75%, 4-30-30	38	37,569
6.75%, 4-30-30	17	17,122
Structured Asset Securities Corporation:
5.63%, 5-25-34	1,100	1,102,007
6.0%, 6-25-34	2,750	2,779,848
Vanderbilt Mortgage and Finance, Inc.:
7.525%, 7-7-14	183	186,512
7.07%, 12-7-14	509	519,099
7.955%, 12-7-24	1,000	1,066,895
7.525%, 11-7-26	915	947,795
Wells Fargo Mortgage Backed Securities 2004-1 Trust (The),
5.5%, 2-25-34	1,702	1,682,776
Whole Auto Loan Trust,
6.0%, 4-15-09 (A)	44	43,822
		83,418,194
Real Estate Investment Trust - 0.36%
Covenant Retirement Communities, Inc.,
7.0%, 6-1-06	750	753,574

Security and Commodity Brokers - 0.34%
Bear Stearns Mortgage Securities Inc.,
8.0%, 11-25-29	731	729,529

TOTAL CORPORATE DEBT SECURITIES - 39.91%		$84,901,297

(Cost: $85,857,034)

MUNICIPAL OBLIGATION - 0.31%

California
City of Pleasant Hill, Taxable Multifamily Housing Revenue Refunding Bonds, Series 1995A (GNMA Collateralized - Chateau Project),
7.95%, 9-20-15	646	$665,419
(Cost: $652,475)

UNITED STATES GOVERNMENT SECURITIES

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.5%, 12-1-17	1,158	1,184,635
5.5%, 9-1-19	2,333	2,382,846
3.5%, 2-15-30	2,000	1,891,957
6.5%, 9-1-32	1,747	1,824,058
5.5%, 5-1-34	1,822	1,831,547
5.5%, 5-1-34	1,336	1,343,457
6.5%, 5-1-34	1,703	1,767,403
5.5%, 10-1-34	1,495	1,501,436
5.5%, 3-1-35	5,275	5,288,188
6.0%, 4-1-35	1,500	1,534,688
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.0%, 1-1-18	836	863,669
5.5%, 2-1-18	718	733,596
5.0%, 5-1-18	2,127	2,129,658
4.5%, 5-1-19	235	229,646
4.5%, 7-1-19	472	461,914
5.5%, 1-1-24	831	839,844
6.0%, 8-1-29	661	677,835
7.0%, 11-1-31	364	384,599
6.5%, 2-1-32	287	300,132
6.5%, 2-1-32	253	263,749
6.5%, 2-1-32	222	232,239
7.0%, 2-1-32	442	469,015
7.0%, 3-1-32	621	657,954
6.5%, 4-1-32	130	135,747
6.5%, 5-1-32	234	243,891
6.5%, 7-1-32	1,152	1,205,294
6.0%, 9-1-32	239	245,532
6.0%, 10-1-32	1,616	1,662,107
6.0%, 10-1-32	1,435	1,475,966
6.5%, 10-1-32	115	120,201
6.0%, 11-1-32	1,236	1,271,551
6.0%, 11-1-32	752	772,339
6.0%, 3-1-33	1,900	1,962,478
6.0%, 3-1-33	1,792	1,850,077
6.0%, 3-1-33	1,278	1,319,641
6.0%, 3-1-33	351	361,830
5.5%, 4-1-33	2,465	2,475,833
5.5%, 5-1-33	900	903,473
5.5%, 5-1-33	430	431,626
5.0%, 8-1-33	916	898,572
5.0%, 11-1-33	2,376	2,329,811
6.0%, 12-1-33	800	820,068
5.0%, 1-1-34	4,355	4,270,079
5.5%, 2-1-34	3,935	3,939,919
5.0%, 3-1-34	4,793	4,699,221
5.0%, 3-1-34	1,580	1,545,962
5.5%, 3-1-34	3,643	3,659,399
5.5%, 4-1-34	3,556	3,563,914
5.5%, 4-1-34	2,776	2,788,877
5.0%, 5-1-34	932	911,782
5.0%, 5-1-34	248	242,260
5.5%, 7-1-34	2,398	2,406,845
6.0%, 8-1-34	975	996,956
5.5%, 9-1-34	1,889	1,894,944
6.0%, 9-1-34	1,823	1,864,070
6.5%, 9-1-34	3,886	4,034,432
5.5%, 10-1-34	2,809	2,816,311
5.5%, 11-1-34	1,064	1,066,481
6.0%, 11-1-34	936	956,907
6.5%, 11-1-34	192	199,000
5.5%, 2-1-35	3,484	3,494,500
5.5%, 2-1-35	1,502	1,505,266
5.0%, 3-1-35	253	247,535
5.0%, 4-1-35	900	879,750
6.0%, 4-1-35	7,490	7,653,844
6.5%, 4-1-35	2,365	2,453,688
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
1.31374%, 3-16-34	8,909	518,548
1.2013%, 7-16- 40	8,801	451,581
0.38769%, 3-16- 42	21,667	403,282
0.99676%, 6-17- 45	20,797	1,306,796
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
7.875%, 5-15-17	716	756,437
6.25%, 7-15-24	361	378,456
5.0%, 11-15-33	939	928,239
5.0%, 7-15-34	1,349	1,332,018
5.5%, 12-15-34	5,218	5,270,542
5.5%, 4-1-35	4,215	4,251,881
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust: 1995-1 Class 1,
7.21864%, 2-15-25	350	369,211
1995-1 Class 2,
7.7925%, 2-15-25	122	128,190

TOTAL UNITED STATES GOVERNMENT SECURITIES - 58.04%		$123,467,225

(Cost: $124,590,570)

SHORT-TERM SECURITIES

Capital Equipment - 3.29%
John Deere Capital Corporation,
2.84%, 4-21-05	4,000	3,993,689
John Deere Finance S.A. (John Deere Capital Corporation),
2.76%, 4-7-05	3,000	2,998,620
		6,992,309
Finance Companies - 2.35%
USAA Capital Corp.,
2.76%, 4-12-05	5,000	4,995,783

Health Care - Drugs - 4.16%
Abbott Laboratories,
2.79%, 4-1-05	8,858	8,858,000

Multiple Industry - 3.10%
Detroit Edison Co.,
2.84%, 4-5-05	6,600	6,597,918

Utilities - Telephone - 2.35%
SBC Communications Inc.,
2.81%, 4-12-05	5,000	4,995,707

TOTAL SHORT-TERM SECURITIES - 15.25%		$32,439,717

(Cost: $32,439,717)

TOTAL INVESTMENT SECURITIES - 113.51%		$241,473,658

(Cost: $243,539,796)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (13.51%)		(28,744,393)

NET ASSETS - 100.00%		$212,729,265

Notes to Schedule of Investments
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $22,405,720 or 10.53% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY MORTGAGE SECURITIES FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $243,540) (Notes 1 and 3)	$241,474
Receivables:
Investment securities sold	6,898
Fund shares sold	1,060
Dividends and interest	1,039
Prepaid and other assets	36

Total assets	250,507

LIABILITIES
Payable for investment securities purchased	36,855
Payable to Fund shareholders	525
Dividends payable	112
Accrued management fee (Note 2)	89
Due to custodian	58
Accrued shareholder servicing (Note 2)	57
Accrued service fee (Note 2)	45
Accrued distribution fee (Note 2)	12
Accrued accounting services fee (Note 2)	6
Other	19

Total liabilities	37,778

Total net assets	$212,729

NET ASSETS
Capital paid in	$214,863
Accumulated undistributed loss:
Accumulated undistributed net realized loss on investment transactions	(68)
Net unrealized depreciation in value of investments	(2,066)

Net assets applicable to outstanding units of capital	$212,729

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.68
Class B	$10.68
Class C	$10.68
Class Y	$10.68
Capital shares outstanding:
Class A	17,589
Class B	646
Class C	1,168
Class Y	513

See Notes to Financial Statements.

Statement of Operations
      IVY MORTGAGE SECURITIES FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$9,355

Expenses (Note 2):
Investment management fee	844
Shareholder servicing:
Class A	414
Class B	18
Class C	19
Class Y	6
Service fee:
Class A	372
Class B	10
Class C	15
Class Y	10
Distribution fee:
Class A	16
Class B	30
Class C	45
Registration fees	84
Accounting services fee	70
Custodian fees	54
Legal fees	33
Audit fees	21
Other	99

Total	2,160
Less expenses in excess of contractual limit (Note 2)	(433)

Total expenses	1,727

Net investment income	7,628

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	333
Unrealized depreciation in value of investments during the period	(4,568)

Net loss on investments	(4,235)

Net increase in net assets resulting from operations	$3,393

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MORTGAGE SECURITIES FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	9-30-03

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,628	$3,138	$6,503
Realized net gain (loss) on investments	333	(158)	464
Unrealized appreciation (depreciation)	(4,568)	809	(1,864)

Net increase in net assets resulting from operations	3,393	3,789	5,103

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(7,110)	(3,101)	(4,223)
Class B	(133)	(5)	(1,558)
Class C	(203)	(8)	(600)
Class Y	(170)	(35)	NA
Realized gains on investment transactions:
Class A	(153)	(495)	-
Class B	(5)	-	-
Class C	(8)	-	-
Class Y	(4)	(9)	NA

	(7,786)	(3,653)	(6,381)

Capital share transactions (Note 5)	76,977	(2,289)	35,890

Total increase (decrease)	72,584	(2,153)	34,612
NET ASSETS
Beginning of period	140,145	142,298	107,686

End of period	$212,729	$140,145	$142,298

Undistributed net investment income (loss)	$-	$(7)	$4

(1)See "Financial Highlights" on pages 199 - 202.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended September 30,
	3-31-05	3-31-04		2003	2002		2001	2000

Net asset value, beginning of period	$10.96	$10.97		$11.07		$10.99	$10.37	$10.30

Income (loss) from investment operations:
Net investment income	0.49	0.25		0.59		0.70	0.73	0.69
Net realized and unrealized gain (loss) on investments	(0.27)	0.03		(0.12)		0.11	0.65	0.09

Total from investment operations	0.22	0.28		0.47		0.81	1.38	0.78

Less distributions from:
Net investment income	(0.49)	(0.25)		(0.57)		(0.72)	(0.72)	(0.70)
Capital gains	(0.01)	(0.04)		(0.00)		(0.00)	(0.00)	(0.00)
Tax return of capital	(0.00)	(0.00)		(0.00)		(0.01)	(0.04)	(0.01)

Total distributions	(0.50)	(0.29)		(0.57)		(0.73)	(0.76)	(0.71)

Net asset value, end of period	$10.68	$10.96		$10.97		$11.07	$10.99	$10.37

Total return (1)	2.12%	2.70%		4.19	% (2)	7.88%	13.90%	7.70%
Net assets, end of period (in millions)	$188	$134		$91		$67	$42	$32
Ratio of expenses to average net assets including reimbursement	0.95%	1.05	%(3)(4)	0.97%		0.95%	0.95%	0.95%
Ratio of net investment income to average net assets including reimbursement	4.59%	4.56	%(3)(4)	5.27%		6.24%	6.75%	6.81%
Ratio of expenses to average net assets excluding reimbursement	1.23%	1.38	%(3)(4)	1.12%		1.21%	1.31%	1.32%
Ratio of net investment income to average net assets excluding reimbursement	4.31%	4.22	%(3)(4)	5.12%		5.98%	6.39%	6.44%
Portfolio turnover rate	200%	57%		83%		99%	55%	65%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 4.28%.
(3)Annualized.
(4)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown reflect a blended rate that includes income and expenses for those Class B and Class C shares before October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 0.95% of average net assets.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$10.96	$10.87

Income (loss) from investment operations:
Net investment income	0.37	0.12
Net realized and unrealized gain (loss) on investments	(0.27)	0.13

Total from investment operations	0.10	0.25

Less distributions from:
Net investment income	(0.37)	(0.12)
Capital gains	(0.01)	(0.04)

Total distributions	(0.38)	(0.16)

Net asset value, end of period	$10.68	$10.96

Total return	0.92%	2.32%
Net assets, end of period (in millions)	$7	$1
Ratio of expenses to average net assets	2.16%	1.89	% (2)
Ratio of net investment income to average net assets	3.29%	3.59	% (2)
Portfolio turnover rate	200%	57	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$10.96	$10.87

Income (loss) from investment operations:
Net investment income	0.38	0.12
Net realized and unrealized gain (loss) on investments	(0.27)	0.13

Total from investment operations	0.11	0.25

Less distributions from:
Net investment income	(0.38)	(0.12)
Capital gains	(0.01)	(0.04)

Total distributions	(0.39)	(0.16)

Net asset value, end of period	$10.68	$10.96

Total return	1.05%	2.32%
Net assets, end of period (in millions)	$12	$2
Ratio of expenses to average net assets	2.03%	1.86	% (2)
Ratio of net investment income to average net assets	3.41%	3.61	% (2)
Portfolio turnover rate	200%	57	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03 (1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$10.96	$10.87

Income (loss) from investment operations:
Net investment income	0.48	0.15
Net realized and unrealized gain (loss) on investments	(0.27)	0.13

Total from investment operations	0.21	0.28

Less distributions from:
Net investment income	(0.48)	(0.15)
Capital gains	(0.01)	(0.04)

Total distributions	(0.49)	(0.19)

Net asset value, end of period	$10.68	$10.96

Total return	1.95%	2.56%
Net assets, end of period (in millions)	$6	$3
Ratio of expenses to average net assets	1.12%	1.09	% (2)
Ratio of net investment income to average net assets	4.41%	4.38	% (2)
Portfolio turnover rate	200%	57	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Pacific Opportunities Fund
      March 31, 2005

An interview with Frederick Jiang, CFA, CPA, portfolio manager of the Ivy Pacific Opportunities Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 11.10 percent for the year (before the impact of sales charges), compared with the Morgan Stanley Capital International Asia Free (Excluding Japan) Index (the index that generally reflects the performance of the Asian securities markets), which increased 10.85 percent during the year, and the Lipper Pacific Ex-Japan Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 11.68 percent. The Morgan Stanley Capital International Asia Free (Excluding Japan) Index replaces the Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected the Fund's performance relative to its benchmark index during the fiscal year?

During the period, our stock and country selections served us well, as we outperformed the benchmark return in certain sectors, and were on par in other areas. We benefited from our selections in industrial and energy stocks, as well as selections in India, China and Indonesia.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Asia Pacific markets were heavily influenced by Chinese macroeconomic factors during the fiscal year. Early in the fiscal year, the Chinese central bank tightened monetary policy in an attempt to slow growth in the overheated economy. Immediate market concerns regarding a possible "hard landing" in China's economy triggered a sharp equity correction in April and May. The markets stabilized over the next three months, as regional demand remained very healthy.

By August, the market started to rebound sharply as signs of a Chinese economic reacceleration calmed investors' concerns. Speculation of a Chinese yuan revaluation against the U.S. dollar also increased interest in Asian stock markets between September and the end of the fiscal year. As China maintained its currency peg to the U.S. dollar, global investors shifted their bets to other Asian currencies, particularly the South Korean won, Taiwanese new dollar and Australian dollar. These strong Asian currencies not only increased the value of Asian stocks in dollar terms, but also encouraged strong money inflows into Asia. The market recorded very strong inflows in the December calendar quarter, and this liquidity helped to drive the stock market up sharply.

Late in the fiscal year, investors grew more concerned about rising global energy costs as crude oil prices continued to set record highs. The potential of higher inflation and, therefore, a risk of generally higher interest rates, was also of growing concern. In response, investors became more risk-averse and reduced exposure to emerging markets. Although Asian markets experienced a moderate correction in March, the Fund still recorded strong absolute returns for the fiscal year.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We focused on selecting companies in the region that we believed would benefit from growing demand in China and India. We trimmed positions when the market had a correction in the June quarter, enabling us to benefit from the big rebound that occurred later in the fiscal year. We also took profits in India and Indonesia toward the end of the fiscal year as we felt that valuations in those markets had become quite stretched, thereby helping to better manage the portfolio's risk to any major correction in those markets.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We emphasized the energy, materials, industrials and consumer-staple sectors over the year, as we believed they would benefit most from the fast-growing Chinese and Indian economies. We underweighted the telecommunication services, utilities, information technology and financial sectors, because we believed those sectors were less exposed to strong final demand growth in the region.

We expect regional demand to continue to be healthy in the new fiscal year, so we are likely to continue to focus on sectors that performed well over the last year. On country allocation, we may further reduce position in Indonesia and India as we feel that the two markets have become quite expensive. We may raise our weighting in Taiwan because of extremely low valuations, high dividend yield and a positive benchmark weighting change that is broadly expected to occur in May. We are also positive on Thailand, where we believe that valuations remain very reasonable. Additionally, we intend to keep a close eye on South Korea to see if some positive structural changes are more than temporary. Overall, we remain generally bullish on the Asian market, a belief that we feel has been well supported by fast economic growth, low valuations, high dividend yields and healthy corporate balance sheets relative to other international markets.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Pacific Opportunities Fund, Class A Shares(1)	$12,098
Morgan Stanley Capital International Asia Free (Excluding Japan) Index	$10,009
Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index	$12,693
Lipper Pacific Ex-Japan Funds Universe Average	$13,606

IVY PACIFIC OPPORTUNITIES FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY PACIFIC OPPORTUNITIES FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL ASIA FREE (EX JAPAN) INDEX	MORGAN STANLEY CAPITAL INTERNATIONAL ASIA PACIFIC FREE (EX JAPAN) INDEX	LIPPER PACIFIC EX-JAPAN FUNDS UNIVERSE AVERAGE

DEC	1995	9,425	10,000	10,000	10,000
DEC	1996	11,357	11,005	11,164	10,934
DEC	1997	8,865	6,569	7,345	7,257
DEC	1998	7,043	6,057	7,021	6,859
DEC	1999	10,333	9,975	10,520	11,962
DEC	2000	8,447	6,461	7,367	8,405
DEC	2001	7,663	6,213	7,190	8,403
DEC	2002	6,796	5,696	6,823	7,807
DEC	2003	10,388	8,372	10,143	11,418
MARCH	2004	10,890	9,030	10,880	12,183
MARCH	2005	12,098	10,009	12,693	13,606

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y	Advisor Class(3)

1-year period ended 3-31-05	4.71%	5.99%	10.12%	11.38%	11.85%
5-year period ended 3-31-05	1.18%	0.93%	1.39%	-	2.09%
10-year period ended 3-31-05	2.42%	2.01%	-	-	-
Since inception of Class through 3-31-05(4)	-	-	0.92%	30.03%	4.42%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Advisor Class shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 2-10-98 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY PACIFIC OPPORTUNITIES FUND
Portfolio Highlights

On March 31, 2005, Ivy Pacific Opportunities Fund had net assets totaling $78,789,570 invested in a diversified portfolio of:

92.34%	Common Stocks
7.66%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

Pacific Basin	$88.80
Cash and Cash Equivalents	$7.66
United States	$1.98
Europe	$1.14
Other	$0.42

Multi-Industry Stocks	$17.27
Financial Services Stocks	$16.95
Technology Stocks	$13.88
Raw Materials Stocks	$8.80
Cash and Cash Equivalents	$7.66
Energy Stocks	$6.81
Business Equipment and Services Stocks	$6.02
Shelter Stocks	$5.35
Capital Goods Stocks	$4.34
Utilities Stocks	$4.12
Miscellaneous Stocks	$3.51
Consumer Goods Stocks	$2.90
Transportation Stocks	$2.39

The Investments of Ivy Pacific Opportunities Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Australia - 8.67%
Australia and New Zealand Banking Group Limited (A)	76,800	$1,223,818
BHP Billiton Plc (A)	54,450	751,951
Foster's Group Limited (A)	112,840	447,350
Lion Nathan Limited (A)	280,420	1,571,137
National Australia Bank Limited (A)	40,000	876,355
Novogen LTD (A)*	260,510	976,412
Rio Tinto Limited (A)	28,130	981,292
		6,828,315
Bermuda - 0.42%
I.T Limited (A)(B)*	1,200,000	330,790

China - 12.84%
Aluminum Corporation of China Limited, H Shares (A)	922,000	531,957
China Mobile (Hong Kong) Limited (A)	318,500	1,041,317
China Netcom Group Corporation (Hong Kong) Limited (A)*	916,500	1,286,707
China Pet & Chem Sinopec (A)	2,500,000	1,009,680
China Resources Power Holdings Company Limited (A)	500,000	235,592
China Resources Power Holdings Company Limited (A)(B)	1,000,000	471,184
eLong, Inc., ADR*	39,950	358,152
Ninetowns Digital World Trade Holdings Limited, ADR*	63,000	573,300
PORTS DESIGN LIMITED (A)	500,000	342,971
PORTS DESIGN LIMITED (A)(B)	800,000	548,753
Seec Media Group Limited (A)*	3,000,000	115,392
Shanghai Forte Land Co., Ltd., H Shares (A)	1,372,000	408,988
Sino-Forest Corporation, Class A (A)*	208,360	614,850
Sino-Forest Corporation, Class A (A)(B)*	217,000	640,346
Tencent Holdings Limited (A)(B)*	1,050,000	760,626
The9 Limited, ADR*	39,520	674,606
Wah Sang Gas Holdings Limited (A)(C)*	736,000	15,098
Xinao Gas Holdings Limited (A)(B)*	900,000	484,646
		10,114,165
Hong Kong - 10.67%
ASM Pacific Technology Limited (A)	250,000	1,076,992
Cheung Kong (Holdings) Limited (A)	80,000	710,302
Chitaly Holdings Limited (A)	734,000	668,171
CITIC Pacific Limited (A)	100,000	292,968
Dah Sing Financial Holdings Limited (A)	70,000	446,054
Hutchison Whampoa Limited, Ordinary Shares (A)	102,000	866,402
iShares MSCI Hong Kong Index Fund	45,000	517,950
Johnson Electric Holdings Limited (A)	600,000	542,343
Lee & Man Paper Manufacturing Limited (A)	382,000	303,661
Lee & Man Paper Manufacturing Limited (A)(B)	400,000	317,969
Oriental Press Group Limited (A)	2,254,000	715,257
Pacific Basin Shipping Limited (A)(B)	1,700,000	811,911
Panva Gas Holdings Limited (A)*	1,223,000	513,536
Sinolink Worldwide Holdings Limited (A)	4,164,000	624,640
		8,408,156
India - 6.91%
Housing Development Finance Corporation Limited (A)	26,240	326,463
ICICI Bank Limited, ADS	50,000	1,036,000
Infosys Technologies Limited (A)	17,200	885,675
Jet Airways (India) Private Limited (A)(B)*	12,000	332,637
ONGC Videsh Limited (A)	60,330	1,217,426
Reliance Industries Limited (A)	75,000	936,021
Tata Consultancy Services Limited (A)(B)	21,699	710,692
		5,444,914
Indonesia - 0.45%
PT International Nickel Indonesia Tbk (A)	245,000	351,848

Malaysia - 4.13%
AMMB Holdings Berhad (A)	444,100	328,400
Arab-Malaysian Corporation Berhad (A)*	2,500,000	828,947
Genting Berhad (A)	100,000	455,263
Malayan Banking Berhad (A)	151,400	450,216
Malaysia International Shipping Corporation Berhad (A)	185,100	793,982
Maxis Communications Berhad (A)	160,000	397,895
		3,254,703
Singapore - 6.72%
DBS Group Holdings Ltd (A)	123,000	1,110,122
Keppel Corporation Limited (A)	300,000	1,980,738
Keppel Land Limited (A)	750,000	1,044,885
SembCorp Industries Ltd (A)	650,000	763,826
Venture Corporation Limited (A)	49,000	394,754
		5,294,325
South Korea - 17.53%
Cheil Industries Inc. (A)	44,240	718,818
Daelim Industrial Co., Ltd. (A)	15,910	842,893
Hana Bank (A)	47,040	1,297,016
Honam Petrochemical Corp. (A)	23,000	1,177,745
KT Corporation (A)	15,520	602,155
Kookmin Bank (A)	43,670	1,950,206
Korean Air Lines Co., Ltd. (A)*	38,650	753,589
Kyeryong Construction Industrial Co. Ltd (A)	46,000	1,091,679
LG Chem, Ltd. (A)	37,000	1,493,845
Samsung Electronics Co., Ltd. (A)	6,400	3,163,762
Samsung SDI Co., Ltd. (A)	7,000	720,335
		13,812,043
Taiwan - 14.68%
AU Optronics Corp., ADR	1	3
BenQ Corporation (A)	916,000	945,978
Chinatrust Financial Holding Company, Ltd. (A)	1,367,000	1,541,852
Formosa Chemicals & Fiber Corporation (A)	350,000	712,915
Formosa Plastics Corporation (A)	436,753	782,922
iShares MSCI Taiwan Index Fund	179,150	2,074,557
MediaTek Incorporation (A)	170,000	1,208,179
Quanta Computer Inc. (A)	414,577	695,818
Sampo Corporation (A)	972,300	229,205
TSRC Corporation (A)	2,310,000	1,136,000
Taiwan Semiconductor Manufacturing Company Ltd. (A)	964,981	1,576,741
United Microelectronics Corporation (A)*	1,096,222	662,564
		11,566,734
Thailand - 6.20%
Bangkok Bank Public Company Limited (A)	309,600	886,380
C.P. Seven Eleven Public Company Limited (A)	420,500	612,692
LAND AND HOUSES PUBLIC COMPANY LIMITED (A)	3,405,700	757,403
PTT Public Company Limited (A)	239,000	1,179,116
Thai Oil Public Company Limited (A)*	300,000	483,129
Thai Oil Public Company Limited (A)(B)*	600,000	966,258
		4,884,978
United Kingdom - 1.14%
Standard Chartered PLC (A)	50,000	897,493

United States - 1.98%
iShares MSCI Pacific ex-Japan Index Fund	11,900	1,070,048
News Corporation Limited (The), CDI (A)	1	9
UTStarcom, Inc.*	45,000	492,525
		1,562,582

TOTAL COMMON STOCKS - 92.34%		$72,751,046

(Cost: $66,315,549)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Banks - 4.55%
Rabobank USA Financial Corp.,
2.82%, 4-1-05	$3,585	3,585,000

Cosmetics and Toiletries - 2.79%
Gillette Company (The),
2.81%, 4-1-05	2,200	2,200,000

Food and Related - 1.52%
McCormick & Co. Inc.,
2.83%, 4-1-05	1,199	1,199,000

Security and Commodity Brokers - 3.81%
UBS Finance Delaware LLC,
2.83%, 4-1-05	3,000	3,000,000

TOTAL SHORT-TERM SECURITIES - 12.67%		$9,984,000

(Cost: $9,984,000)

TOTAL INVESTMENT SECURITIES - 105.01%		$82,735,046

(Cost: $76,299,549)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (5.01%)		(3,945,476)

NET ASSETS - 100.00%		$78,789,570

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $6,375,812 or 8.09% of net assets.
(C)Security valued in good faith by the Valuation Committee of the Board of Trustees.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY PACIFIC OPPORTUNITIES FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $76,300) (Notes 1 and 3)	$82,735
Cash denominated in foreign currencies (cost - $4,784)	5,002
Receivables:
Investment securities sold	531
Fund shares sold	376
Dividends and interest	127
Prepaid and other assets	21

Total assets	88,792

LIABILITIES
Payable for investment securities purchased	5,965
Due to custodian	3,732
Payable to Fund shareholders	98
Accrued management fee (Note 2)	66
Accrued shareholder servicing (Note 2)	35
Accrued service fee (Note 2)	16
Accrued distribution fee (Note 2)	9
Accrued accounting services fee (Note 2)	3
Accrued administrative fee (Note 2)	1
Other	77

Total liabilities	10,002

Total net assets	$78,790

NET ASSETS
Capital paid in	$75,876
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(4)
Accumulated undistributed net realized loss on investment transactions	(3,469)
Net unrealized appreciation in value of investments	6,387

Net assets applicable to outstanding units of capital	$78,790

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.61
Class B	$9.91
Class C	$10.01
Class Y	$10.67
Advisor Class	$10.38
Capital shares outstanding:
Class A	6,015
Class B	654
Class C	732
Class Y	103
Advisor Class	6

See Notes to Financial Statements.

Statement of Operations
      IVY PACIFIC OPPORTUNITIES FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $46)	$668
Interest and amortization	74

Total income	742

Expenses (Note 2):
Investment management fee	521
Shareholder servicing:
Class A	197
Class B	32
Class C	23
Class Y	1
Advisor Class	- *
Service fee:
Class A	85
Class B	14
Class C	11
Class Y	2
Distribution fee:
Class A	19
Class B	42
Class C	32
Custodian fee	82
Registration fee	66
Accounting services fee	31
Audit fees	16
Legal fees	10
Administrative fee	5
Other	48

Total expenses	1,237

Net investment loss	(495)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	4,078
Realized net loss on foreign currency transactions	(10)

Realized net gain on investments	4,068
Unrealized appreciation in value of investments during the period	2,652

Net gain on investments	6,720

Net increase in net assets resulting from operations	$6,225

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY PACIFIC OPPORTUNITIES FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	12-31-03

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(495)	$(104)	$(85)
Realized net gain on investments	4,068	1,428	2,573
Unrealized appreciation (depreciation)	2,652	(248)	4,130

Net increase in net assets resulting from operations	6,225	1,076	6,618

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Advisor Class	-	-	-

	-	-	-

Capital share transactions (Note 5)	34,230	11,319	10,753

Total increase	40,455	12,395	17,371
NET ASSETS
Beginning of period	38,335	25,940	8,569

End of period	$78,790	$38,335	$25,940

Undistributed net investment loss	$(4)	$(24)	$(108)

(1)See "Financial Highlights" on pages 214 - 218.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002		2001		2000

Net asset value, beginning of period	$9.55	$9.11		$5.96		$6.72	$7.42		$9.15

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	0.00		(0.02)		0.01 (1)	(0.03	) (1)	0.07
Net realized and unrealized gain (loss) on investments	1.13	0.44		3.17	(0.77	) (2)	(0.66	) (2)	(1.74)

Total from investment operations	1.06	0.44		3.15	(0.76)		(0.69)		(1.67)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)

Net asset value, end of period	$10.61	$9.55		$9.11		$5.96	$6.72		$7.42

Total return (3)	11.10%	4.83%		52.85%	-11.31	% (2)	-9.29	% (2)	-18.25%
Net assets, end of period (in millions)	$64	$29		$18		$5	$6		$9
Ratio of expenses to average net assets including reimbursement	2.22%	2.07	% (4)	2.64%		2.21%	2.21%		2.16%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.80%	-1.07	% (4)	-0.39%		0.20%	-0.49%		0.83%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		2.73%		3.52%	3.57%		3.10%
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA		-0.48%	-1.11%		-1.85%		-0.11%
Portfolio turnover rate	87%	61%		187%		16%	82%		108%
(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002		2001		2000

Net asset value, beginning of period	$9.01	$8.61		$5.75	$6.56		$7.33		$9.04

Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.04)		(0.06)	(0.04	) (1)	(0.08	) (1)	0.01
Net realized and unrealized gain (loss) on investments	1.03	0.44		2.92	(0.77)		(0.68)		(1.71)

Total from investment operations	0.90	0.40		2.86	(0.81)		(0.76)		(1.70)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)		(0.01)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)		(0.01)

Net asset value, end of period	$9.91	$9.01		$8.61	$5.75		$6.56		$7.33

Total return	9.99%	4.65%		49.74%	-12.35%		-10.35%		-18.80%
Net assets, end of period (in millions)	$6	$6		$6	$3		$4		$6
Ratio of expenses to average net assets including reimbursement	3.06%	2.86	% (2)	3.46%	2.96%		2.95%		2.92%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.57%	-1.92	% (2)	-1.15%	-0.55%		-1.22%		0.07%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		3.55%	4.27%		4.31%		3.86%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		-1.24%	-1.86%		-2.58%		-0.87%
Portfolio turnover rate	87%	61%		187%	16%		82%		108%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended December 31,
	3-31-05	3-31-04		2003	2002		2001		2000

Net asset value, beginning of period	$9.09	$8.68		$5.75	$6.55		$7.31		$9.07

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.02)		(0.05)	(0.03	) (1)	(0.08	) (1)	0.01
Net realized and unrealized gain (loss) on investments	1.01	0.43		2.98	(0.77)		(0.67)		(1.71)

Total from investment operations	0.92	0.41		2.93	(0.80)		(0.75)		(1.70)

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)		(0.06)

Net asset value, end of period	$10.01	$9.09		$8.68	$5.75		$6.55		$7.31

Total return	10.12%	4.72%		50.96%	-12.21%		-10.25%		-18.79%
Net assets, end of period (in millions)	$7	$3		$2	$1		$1		$2
Ratio of expenses to average net assets including reimbursement	3.06%	2.57	% (2)	3.48%	2.94%		2.90%		3.03%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.68%	-1.59	% (2)	-1.14%	-0.53%		-1.18%		-0.03%
Ratio of expenses to average net assets excluding reimbursement	NA	NA		3.57%	4.25%		4.26%		3.97%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		-1.23%	-1.84%		-2.54%		-0.97%
Portfolio turnover rate	87%	61%		187%	16%		82%		108%
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the period from 7-24-03(1) to
	3-31-05	3-31-04		12-31-03

Net asset value, beginning of period	$9.58	$9.13		$6.85

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.00)		(0.01)
Net realized and unrealized gain on investments	1.13	0.45		2.29

Total from investment operations	1.09	0.45		2.28

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)		(0.00)

Net asset value, end of period	$10.67	$9.58		$9.13

Total return	11.38%	4.93%		33.28%
Net assets, end of period (in thousands)	$1,100	$707		$497
Ratio of expenses to average net assets including reimbursement	1.88%	1.64	% (2)	2.01	% (2)
Ratio of net investment loss to average net assets including reimbursement	-0.47%	-0.68	% (2)	-0.40	% (2)
Ratio of expenses to average net assets excluding reimbursement	NA	NA		2.18	% (2)
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA		-0.57	% (2)
Portfolio turnover rate	87%	61%		187	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended	For the fiscal period ended	For the fiscal year ended December 31,
3-31-05	3-31-04	2003	2002	2001	2000

Net asset value, beginning of period	$9.28	$8.85	$5.81	$6.59	$7.30	$9.03

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	0.04	(2)	(0.02	) (2)	0.12	(2)
Net realized and unrealized gain (loss) on investments	1.11	0.44	3.05	(0.82)	(0.68)	(1.82)

Total from investment operations	1.10	0.43	3.04	(0.78)	(0.70)	(1.70)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)	(0.03)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)	(0.03)

Net asset value, end of period	$10.38	$9.28	$8.85	$5.81	$6.59	$7.30

Total return	11.85%	4.86%	52.32%	-11.84%	-9.58%	-18.77%
Net assets, end of period (in thousands)	$64	$58	$55	$34	$3	$42
Ratio of expenses to average net assets including reimbursement	1.56%	1.82	% (3)	2.49%	1.74%	2.03%	1.77%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.06%	-0.88	% (3)	-0.09%	0.67%	-0.31%	1.23%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	2.65%	3.05%	3.39%	2.71%
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA	-0.25%	-0.64%	-1.67%	0.29%
Portfolio turnover rate	87%	61%	187%	16%	82%	108%
(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Real Estate Securities Fund
      March 31, 2005

The Ivy Real Estate Securities Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Joseph R. Betlej, CFA, portfolio manager of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

Over the last 12 months, the Fund showed a strong positive return, reflecting the strength of real estate stocks in the current market and our stock selection strategies, yet lagged its benchmark index. The Fund's Class A shares increased 12.09 percent for the fiscal year (before the impact of sales charges), compared with the Dow Jones Wilshire Real Estate Securities Index (reflecting the performance of issues that generally represent the real estate securities market), which increased 12.32 percent for the year, and the Lipper Real Estate Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 10.07 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

We believe that strength in stock selection was a positive contributor to performance during the fiscal year. We feel that the key to our stock selection was the identification of companies with near-term earnings growth coming out of cyclical troughs. In this vein, the hotel stocks led performance. Self-storage and apartment real estate investment trust (REIT) sectors also benefited from the earnings acceleration theme. The Fund's underweight in these groups, however, detracted from performance. The "recovery story" was most significant in the apartment sector, due to its large weight in the benchmark index. The Fund was underweight in this sector, especially at the beginning of the year, as we felt the market entered too early on this cyclically rebounding group. Our stock picking in this sector was not enough to prevent an underperformance in returns created by the underweight.

Industrial and retail companies, due to their resilience during the previous few years' economic downturn, became laggards as the market began to price in a recovery and favor more cyclical property types. The Fund's weighting in these sectors was not that different from the benchmark index, yet stock selection created significant outperformance. Due to the strong interest in real estate stocks, the larger-capitalization stocks performed well, due in part to their liquidity. The Fund's exposure to larger-capitalization stocks was enhanced throughout the year to recognize the effect of funds flow. It was further enhanced late in the fiscal year, when the market began to decline, as we attempted to take advantage of the volatility in what we felt were some of the industry's highest quality names.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Much of the strong performance in this market was generated during the second and third quarters of the fiscal year, as real estate stocks witnessed negative total returns in the first and fourth quarters of the period.

Controversy built throughout the year in the real estate securities market, as participants questioned whether the lengthening record of strong performance was pushing these stocks into overvalued territory. At calendar 2004 year-end, the REIT dividend yields displayed narrow spreads over the 10-year U.S. Treasury yield, and a large premium in multiple, versus historic, averages. In our view, the run-up was the result of investor comfort in a long-term low-interest-rate environment, good earnings visibility and the potential for future dividend growth. Opportunities in these stocks were viewed as much better than in previous low-interest-rate environments, as new developments were more muted. Generally, we feel that companies were much better stewards of their balance sheets and generally resisted risky investments using low interest rates. Real estate stock performance once again turned negative during the first quarter of calendar 2005. We feel that the weakness was primarily due to two factors: an early-quarter sell-off by investors who were waiting for a new tax year to take profits, and investor uneasiness regarding interest rates and inflation.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Fund performance over the fiscal year reflected its positioning in companies with visible earnings growth accompanied by a prudent capitalization strategy. Holdings in non-index sectors, including homebuilders and commercial mortgage companies, added to performance. From a broader perspective, we feel that the Fund's focus on unique growth opportunities, coupled with balance sheets that we believe allow for the realization of these strategies, led to attractive returns derived from focused stock picking.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Hotels represented the largest overweight compared to the benchmark index, due to our expectations of significant revenue growth and margin improvement. Although the market has handsomely rewarded the hotel group, we believe the outperformance has not left them overvalued. With fundamentals and margins still improving and valuations still attractive, the Fund finished the fiscal year with a continued significant hotel overweight. Unlike hotels, the apartment and office sectors continued to show flat to negative revenues and margins, resulting in the Fund's largest underweights. It is important to note that we feel that specific geographic locations offered compelling investments, even in these underweight sectors. The Fund particularly focused its investments on office job growth in the urban Northeast, population movement into South Florida, and research and development spending in the nation's capital and in Southern California.

A focus on the hotel sector and geographic themes will likely continue in the coming year, as well as significant exposure to retail stocks with strong demographic profiles. We plan to seize what we see as short-term volatility opportunities to enhance these themes by buying what we feel are high-quality companies at levels below historical premium valuations. In addition, the Fund's most significant underweights (apartments and suburban office) will likely be monitored and increased if the market values of these stocks are in line with our view of future lower-growth prospects. Despite newly displayed investor worries regarding valuations of many quality real estate companies, over the long term we believe that quality earnings power will rule, and that opportunistic investors will benefit from short-term inefficiency in stock pricing. We intend to continue our focus on companies that we feel have defensible business plans, strong balance sheets, solid growth platforms, pricing power and dividend growth potential.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Real Estate Securities Fund, Class A Shares(1)	$24,411
Dow Jones Wilshire Real Estate Securities Index(2)	$25,510
Lipper Real Estate Funds Universe Average(2)	$24,753

IVY REAL ESTATE SECURITIES FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY REAL ESTATE SECURITIES CLASS A SHARES	WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX	LIPPER REAL ESTATE FUNDS UNIVERSE AVERAGE

Inception	2/25/99	9,425	10,000	10,000
JULY	1999	9,965	10,582	10,627
JULY	2000	11,448	12,525	12,288
JULY	2001	12,488	14,028	13,629
JULY	2002	14,025	15,283	15,087
JULY	2003	16,781	17,751	17,536
MARCH	2004	21,778	22,712	22,489
MARCH	2005	24,411	25,559	24,753

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of February 28, 1999.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	5.64%	6.91%	11.21%	12.40%
5-year period ended 3-31-05	18.99%	-	-	-
10-year period ended 3-31-05	-	-	-	-
Since inception of Class through 3-31-05(4)	15.76%	17.04%	20.29%	21.43%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)2-25-99 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Real Estate Securities Fund merged into the Ivy Real Estate Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Real Estate Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Real Estate Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Real Estate Securities Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY REAL ESTATE SECURITIES FUND
Portfolio Highlights

On March 31, 2005, Ivy Real Estate Securities Fund had net assets totaling $322,646,290 invested in a diversified portfolio of:

98.15%	Common Stocks
1.85%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Shelter Stocks	$75.65
Consumer Services Stocks	$9.98
Multi-Industry Stocks	$7.58
Business Equipment and Services Stocks	$3.46
Cash and Cash Equivalents	$1.85
Retail Stocks	$1.48

The Investments of Ivy Real Estate Securities Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Business Equipment and Services - 3.46%
Brookfield Properties Corporation	290,000	$11,165,000

Homebuilders, Mobile Homes - 0.06%
WCI Communities, Inc.*	5,900	177,472

Hotels and Gaming - 9.98%
Hilton Hotels Corporation	574,700	12,844,545
Marriott International, Inc., Class A	48,200	3,222,652
Starwood Hotels & Resorts Worldwide, Inc.	268,400	16,112,052
		32,179,249
Multiple Industry - 6.31%
Boardwalk Real Estate Investment Trust (A)	204,940	3,133,898
Education Realty Trust, Inc.*	343,100	5,705,753
NorthStar Realty Finance Corp.*	444,900	4,306,632
Sunstone Hotel Investors, Inc.	121,200	2,599,740
Thomas Properties Group, Inc.*	199,200	2,487,012
U-Store-It Trust	122,700	2,134,980
		20,368,015
Real Estate Investment Trust - 76.86%
Alexandria Real Estate Equities, Inc.	80,500	5,182,590
American Campus Communities, Inc.	266,300	5,592,300
Archstone-Smith Trust	155,000	5,287,050
Arden Realty, Inc.	68,700	2,325,495
AvalonBay Communities, Inc.	91,200	6,100,368
BioMed Realty Trust, Inc.	318,900	6,569,340
Boston Properties, Inc.	175,100	10,546,273
Brandywine Realty Trust	283,500	8,051,400
Camden Property Trust	198,600	9,340,158
Capital Automotive REIT	66,200	2,192,213
Catellus Development Corporation	89,300	2,379,845
Colonial Properties Trust	37,300	1,432,693
Cousins Properties Incorporated	128,400	3,321,708
Developers Diversified Realty Corporation	295,400	11,742,150
Equity One, Inc.	265,800	5,472,822
Equity Residential	283,900	9,144,419
Essex Property Trust, Inc.	13,400	923,796
Extra Space Storage Inc.	222,634	3,005,559
First Potomac Realty Trust	185,600	4,240,960
General Growth Properties, Inc.	380,840	12,986,644
Gramercy Capital Corp.	197,400	3,849,300
Hersha Hospitality Trust	382,900	3,817,513
Home Properties, Inc.	76,300	2,960,440
Host Marriott Corporation	279,600	4,630,176
Kimco Realty Corporation	169,250	9,122,575
Kite Realty Group Trust	385,400	5,549,760
LTC Properties, Inc.	138,900	2,409,915
Liberty Property Trust	94,000	3,670,700
Mack-Cali Realty Corporation	32,400	1,372,140
Maguire Properties, Inc.	112,600	2,688,888
Mills Corporation (The)	251,800	13,320,220
Newcastle Investment Corp.	95,000	2,812,000
PS Business Parks, Inc.	82,400	3,320,720
Pan Pacific Retail Properties, Inc.	16,600	942,050
Prentiss Properties Trust	173,800	5,937,008
ProLogis	453,462	16,823,440
Public Storage, Inc.	37,000	2,106,780
Regency Centers Corporation	74,900	3,567,487
Simon Property Group, Inc.	271,400	16,441,412
Spirit Finance Corporation*	377,400	4,098,564
Spirit Finance Corporation (B)*	70,700	767,802
Strategic Hotel Capital, L.L.C.	296,200	4,354,140
Tanger Factory Outlet Centers, Inc.	82,385	1,812,470
United Dominion Realty Trust, Inc.	389,142	8,121,394
Ventas, Inc.	220,700	5,508,672
Winston Hotels, Inc.	183,800	2,150,460
		247,993,809
Retail - Specialty Stores - 1.48%
Forest City Enterprises, Inc., Class A	74,989	4,784,298

TOTAL COMMON STOCKS - 98.15%		$316,667,843

(Cost: $278,320,651)

SHORT-TERM SECURITY - 1.01%	Principal Amount in Thousands

Banks
Rabobank USA Financial Corp.,
2.82%, 4-1-05	$3,260	$3,260,000
(Cost: $3,260,000)

TOTAL INVESTMENT SECURITIES - 99.16%		$319,927,843

(Cost: $281,580,651)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.84%		2,718,447

NET ASSETS - 100.00%		$322,646,290

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of this security amounted to 0.24% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY REAL ESTATE SECURITIES FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $281,581) (Notes 1 and 3)	$319,928
Cash	34
Receivables:
Investment securities sold	2,646
Dividends and interest	1,342
Fund shares sold	1,057
Prepaid and other assets	37

Total assets	325,044

LIABILITIES
Payable for investment securities purchased	1,421
Payable to Fund shareholders	528
Accrued management fee (Note 2)	248
Accrued shareholder servicing (Note 2)	85
Accrued service fee (Note 2)	69
Accrued distribution fee (Note 2)	13
Accrued accounting services fee (Note 2)	8
Other	26

Total liabilities	2,398

Total net assets	$322,646

NET ASSETS
Capital paid in	$278,184
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(-	)*
Accumulated undistributed net realized gain on investment transactions	6,115
Net unrealized appreciation in value of investments	38,347

Net assets applicable to outstanding units of capital	$322,646

Net asset value per share (net assets divided by shares outstanding):
Class A	$18.13
Class B	$18.08
Class C	$18.10
Class Y	$18.14
Capital shares outstanding:
Class A	8,517
Class B	550
Class C	568
Class Y	8,159
*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY REAL ESTATE SECURITIES FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $57)	$5,985
Interest and amortization	112

Total income	6,097

Expenses (Note 2):
Investment management fee	1,936
Shareholder servicing:
Class A	322
Class B	36
Class C	27
Class Y	169
Service fee:
Class A	196
Class B	14
Class C	15
Class Y	283
Distribution fee:
Class A	30
Class B	40
Class C	46
Accounting services fee	81
Custodian fees	35
Legal fees	27
Audit fees	21
Other	162

Total expenses	3,440

Net investment income	2,657

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	13,730
Realized net gain on foreign currency transactions	8

Realized net gain on investments	13,738
Unrealized appreciation in value of investments during the period	9,265

Net gain on investments	23,003

Net increase in net assets resulting from operations	$25,660

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY REAL ESTATE SECURITIES FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	7-31-03

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,657	$1,534	$1,259
Realized net gain on investments	13,738	4,501	244
Unrealized appreciation	9,265	18,481	8,144

Net increase in net assets resulting from operations	25,660	24,516	9,647

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,366)	(542)	(1,712)
Class B	(33)	(- )*	(57)
Class C	(58)	(1)	(-)
Class Y	(1,924)	(848)	NA
Realized gains on investment transactions:
Class A	(4,340)	(262)	(765)
Class B	(275)	(- )*	(31)
Class C	(308)	(1)	(-)
Class Y	(4,922)	(826)	NA

	(13,226)	(2,480)	(2,565)

Capital share transactions (Note 5)	171,568	54,223	21,903

Total increase	184,002	76,259	28,985
NET ASSETS
Beginning of period	138,644	62,385	33,400

End of period	$322,646	$138,644	$62,385

Undistributed net investment income (loss)	$ (- )*	$(152)	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 230 - 233.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended July 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$16.99	$13.42		$11.93	$11.67	$11.23	$10.25

Income (loss) from investment operations:
Net investment income (loss)	0.15 (1)	0.62		0.48	0.32	0.51	0.43
Net realized and unrealized gain on investments	1.93	3.38		1.72	1.01	0.47	1.00

Total from investment operations	2.08	4.00		2.20	1.33	0.98	1.43

Less distributions from:
Net investment income	(0.25)	(0.24)		(0.48)	(0.28)	(0.54)	(0.41)
Capital gains	(0.69)	(0.19)		(0.23)	(0.79)	(0.00)	(0.04)

Total distributions	(0.94)	(0.43)		(0.71)	(1.07)	(0.54)	(0.45)

Net asset value, end of period	$18.13	$16.99		$13.42	$11.93	$11.67	$11.23

Total return (2)	12.09%	29.78%		19.65%	12.31%	9.10%	14.89%
Net assets, end of period (in millions)	$155	$44		$60	$32	$17	$12
Ratio of expenses to average net assets including voluntary expense waiver	1.67%	1.48	%(3)(4)	1.46%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets including voluntary expense waiver	0.95%	4.35	%(3)(4)	2.95%	2.83%	4.29%	4.26%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	1.49	%(3)(4)	1.46%	1.69%	1.99%	2.72%
Ratio of net investment income to average net assets excluding voluntary expense waiver	NA	4.34	%(3)(4)	2.95%	2.64%	3.81%	3.04%
Portfolio turnover rate	48%	35%		48%	101%	173%	117%
(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended		For the period from 12-8-03(1) to
	3-31-05		3-31-04

Net asset value, beginning of period	$16.97		$15.18

Income from investment operations:
Net investment income	(0.07	) (2)	0.07
Net realized and unrealized gain on investments	1.95		2.08

Total from investment operations	1.88		2.15

Less distributions from:
Net investment income	(0.08)		(0.17)
Capital gains	(0.69)		(0.19)

Total distributions	(0.77)		(0.36)

Net asset value, end of period	$18.08		$16.97

Total return	10.91%		14.46%
Net assets, end of period (in millions)	$10		$2
Ratio of expenses to average net assets	2.73%		3.02	% (3)
Ratio of net investment loss to average net assets	-0.24%		-5.40	% (3)
Portfolio turnover rate	48%		35	% (4)
(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4) For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$16.99	$15.18

Income from investment operations:
Net investment income	0.12	0.08
Net realized and unrealized gain on investments	1.82	2.09

Total from investment operations	1.94	2.17

Less distributions from:
Net investment income	(0.14)	(0.17)
Capital gains	(0.69)	(0.19)

Total distributions	(0.83)	(0.36)

Net asset value, end of period	$18.10	$16.99

Total return	11.21%	14.59%
Net assets, end of period (in millions)	$10	$2
Ratio of expenses to average net assets	2.49%	2.82	% (2)
Ratio of net investment income (loss) to average net assets	0.14%	-4.46	% (2)
Portfolio turnover rate	48%	35	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3) For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$16.99	$15.18

Income from investment operations:
Net investment income	0.26 (2)	0.04
Net realized and unrealized gain on investments	1.87	2.15

Total from investment operations	2.13	2.19

Less distributions from:
Net investment income	(0.29)	(0.19)
Capital gains	(0.69)	(0.19)

Total distributions	(0.98)	(0.38)

Net asset value, end of period	$18.14	$16.99

Total return	12.40%	14.78%
Net assets, end of period (in millions)	$148	$91
Ratio of expenses to average net assets	1.44%	1.60	% (3)
Ratio of net investment income to average net assets	1.59%	0.14	% (3)
Portfolio turnover rate	48%	35	% (4)
(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4) For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Small Cap Value Fund
      March 31, 2005

The Ivy Small Cap Value Fund is subadvised by BlackRock Financial Management, Inc. The following is an interview with Wayne J. Archambo, CFA.*

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return, but underperformed its benchmark index for the period. The Fund's Class A shares increased 8.23 percent during the fiscal year (before the impact of sales charges). This compares with the Russell 2000 Value Index (reflecting the performance of securities that generally represent the small companies value sector of the stock market), which increased 9.79 percent during the period, and the Lipper Small-Cap Value Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 11.41 percent during the period.** Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

Why did the Fund lag its benchmark index during the fiscal year?

Decisions related to information technology stocks hampered results during the period. Within this area, stock selection and an overweight relative to the benchmark index combined to constrain performance as the sector struggled for most of the year. We feel that much of the Fund's underperformance was due to exposure to semiconductor and semiconductor equipment names. Stock-selection decisions among electronic equipment and instruments manufacturers also hampered performance. Certain stocks in the portfolio slid during the period, as investors punished these companies for earnings disappointments.

On the positive side, specific stock selection in consumer discretionary, financials and energy, combined with the positive impact of an underweight in financials and an overweight in energy, all contributed to good absolute performance. In financials, the Fund maintained a significant underweight in real estate investment trusts (REITs) and commercial banks, both of which provided lackluster performance during the year. The Fund's overweight in energy also provided a boost to returns, as rising crude oil prices pushed the sector higher. The most significant gains came from the energy equipment and services areas. Finally, solid stock selection generated gains in the consumer discretionary sector. Specifically, we believe that exposure to gaming names aided relative returns.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Generally, stocks rose over the past 12 months, and small-cap value stocks participated in the advance. Returns have been quite strong on a relative basis in recent markets, and longer-term relative and absolute results have been good. The market has started to weaken some, though, as we've seen investors become increasingly concerned about the impact that higher commodity prices might have on the overall economy, coupled with a fear that inflationary pressures may be on the rise. With oil prices nearing record highs as the fiscal year came to a close, there continues to be concern that elevated oil prices could begin to make their way into non-energy goods/services prices, creating a drag on corporate profits and diminishing consumer spending.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The Fund seeks long-term accumulation of capital through fundamental research and bottom-up stock selection, and seeks to achieve its goal by investing primarily in various types of equity securities of domestic and foreign companies with small market capitalizations. The sector weightings within the portfolio are an outgrowth of that strategy. As value managers, our natural bias is to the consumer part of the market, and generally away from sectors such as information technology.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Though portfolio sector allocation is largely a function of our bottom-up stock selection process, we observed positive effects from energy and financial-sector exposures during the year. It is important to note that any sector emphasis that exists in the portfolio is a function of our convictions regarding individual stocks in which we invest or avoid.

Looking ahead, we expect there to be continued merger and acquisition activity, particularly among retailers in the consumer-discretionary sector. Given our bottom-up, research-intensive focus on identifying what we feel are solid, attractively valued companies with a catalyst for price appreciation, we believe the portfolio is well positioned to take advantage of increased merger and acquisition activity among small-capitalization companies.

*Please note that, in January 2005, the Fund's subadvisor changed from State Street Research & Management Company to BlackRock Financial Management, Inc. Wayne J. Archambo, CFA, replaced Paul E. Haagensen, CFA, as portfolio manager of the Fund at that time. For more information, see page 305.

 **The Fund's Lipper classification was changed from the Small-Cap Core Funds Universe to the Small-Cap Value Funds Universe, effective January 21, 2005. The Lipper Small-Cap Core Funds Universe Average returned 7.81 percent for the fiscal year. The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Small Cap Value Fund, Class A Shares(1)	$22,170
Russell 2000 Value Index	$25,509
Lipper Small-Cap Value Funds Universe Average	$25,348

IVY SMALL CAP VALUE FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY SMALL CAP VALUE FUND CLASS A SHARES	RUSSELL 2000 VALUE INDEX	LIPPER SMALL-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception	1/31/97	9,425	10,000	10,000
JULY	1997	10,913	11,779	11,843
JULY	1998	11,886	12,495	12,204
JULY	1999	11,424	12,474	12,393
JULY	2000	11,850	13,113	12,756
JULY	2001	16,020	16,223	16,184
JULY	2002	13,895	15,333	15,374
JULY	2003	15,967	18,200	18,015
MARCH	2004	20,483	23,235	22,748
MARCH	2005	22,170	25,509	25,348

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	2.01%	2.93%	7.28%	8.48%
5-year period ended 3-31-05	14.59%	-	-	-
10-year period ended 3-31-05	-	-	-	-
Since inception of Class through 3-31-05(3)	10.24%	9.36%	12.71%	13.92%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)1-31-97 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Venture Fund merged into the Ivy Small Cap Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Venture Fund Class A shares, restated to reflect current sales charges applicable to Ivy Small Cap Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Small Cap Value Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY SMALL CAP VALUE FUND
Portfolio Highlights

On March 31, 2005, Ivy Small Cap Value Fund had net assets totaling $103,608,951 invested in a diversified portfolio of:

98.50%	Common Stocks
1.50%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Financial Services Stocks	$13.34
Technology Stocks	$11.77
Consumer Nondurables Stocks	$10.62
Retail Stocks	$7.99
Health Care Stocks	$7.94
Consumer Services Stocks	$7.75
Multi-Industry Stocks	$6.32
Utilities Stocks	$6.05
Business Equipment and Services Stocks	$6.04
Energy Stocks	$5.64
Capital Goods Stocks	$5.44
Shelter Stocks	$4.34
Raw Materials Stocks	$2.62
Cash and Cash Equivalents	$1.50
Transportation Stocks	$1.33
Consumer Durables Stocks	$1.31

The Investments of Ivy Small Cap Value Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 1.78%
AAR CORP.*	15,836	$215,370
Esterline Technologies Corporation	15,200	525,160
HEICO Corporation	18,400	369,840
Herley Industries, Inc.*	12,700	217,106
Triumph Group, Inc.*	13,300	517,902
		1,845,378
Apparel - 1.02%
Reebok International Ltd.	15,500	686,650
Russell Corporation	20,500	370,640
		1,057,290
Banks - 3.22%
First Niagara Financial Group, Inc.	23,900	315,599
Gold Banc Corporation, Inc.	54,200	760,155
Irwin Financial Corporation	32,200	741,244
Sterling Bancshares, Inc.	34,400	487,104
Trustmark Corporation	35,900	1,036,972
		3,341,074
Broadcasting - 0.59%
Entercom Communications Corp.*	9,300	330,336
Gray Television, Inc.	19,700	285,059
		615,395
Business Equipment and Services - 5.67%
Aaron Rents, Inc.	24,900	498,000
Brink's Company (The)	22,600	781,960
Carreker Corporation*	31,429	176,788
Excel Technology, Inc.*	9,120	224,261
Heidrick & Struggles International, Inc.*	26,000	955,370
Laidlaw International, Inc.*	46,700	971,360
Learning Tree International, Inc.*	16,106	232,329
NCO Group, Inc.*	13,500	263,317
Premiere Global Services, Inc.*	47,500	537,700
ProQuest Company*	11,600	419,340
Stewart Enterprises, Inc., Class A*	89,300	548,749
Tetra Tech, Inc.*	20,800	262,080
		5,871,254
Capital Equipment - 2.55%
Flowserve Corporation*	9,800	253,526
JLG Industries, Inc.	16,861	363,355
Kadant Inc.*	17,400	322,770
Manitowoc Company, Inc. (The)	17,900	722,981
Stewart & Stevenson Services, Inc.	12,900	295,281
Valmont Industries, Inc.	12,082	269,670
Watts Water Technologies, Inc., Class A	12,700	414,147
		2,641,730
Chemicals - Petroleum and Inorganic - 0.88%
NuCO2 Inc.*	25,000	657,375
Tredegar Corporation	14,900	251,214
		908,589
Chemicals - Specialty - 1.74%
Cambrex Corporation	11,451	243,906
Cytec Industries Inc.	19,700	1,068,725
Minerals Technologies Inc.	4,100	269,698
OMNOVA Solutions Inc.*	41,052	220,449
		1,802,778
Coal - 1.95%
Foundation Coal Holdings, Inc.	47,800	1,123,778
Massey Energy Company	22,300	892,892
		2,016,670
Communications Equipment - 0.64%
Anaren, Inc.*	18,300	221,887
Belden CDT Inc.	19,900	441,979
		663,866
Computers - Micro - 0.16%
Tech Data Corporation*	4,454	165,088

Computers - Peripherals - 4.41%
Ascential Software Corporation*	26,200	485,093
Aspen Technology, Inc.*	34,100	193,517
Electronics for Imaging, Inc.*	23,800	424,473
Gerber Scientific, Inc.*	296	2,155
MRO Software, Inc.*	23,900	334,003
Mentor Graphics Corporation*	44,900	614,906
NMS Communications Corporation*	24,700	105,469
Novatel Wireless, Inc.*	48,300	518,259
TIBCO Software Inc.*	67,029	498,361
Titan Corporation (The)*	76,500	1,389,240
		4,565,476
Construction Materials - 1.63%
Martin Marietta Materials, Inc.	9,500	531,240
Walter Industries, Inc.	27,300	1,161,615
		1,692,855
Containers - 3.54%
AptarGroup, Inc.	18,300	951,234
Crown Holdings, Inc.*	72,200	1,123,432
Jarden Corporation*	21,900	1,004,772
Packaging Corporation of America	24,100	585,389
		3,664,827
Cosmetics and Toiletries - 0.94%
Nu Skin Enterprises, Inc., Class A	25,300	569,503
Playtex Products, Inc.*	44,400	399,600
		969,103
Defense - 1.00%
Alliant Techsystems Inc.*	7,700	550,165
Teledyne Technologies Incorporated*	15,400	482,020
		1,032,185
Electronic Components - 1.79%
AVX Corporation	16,600	203,350
Brooks Automation, Inc.*	32,900	498,270
IXYS Corporation*	24,883	284,786
KEMET Corporation*	6,184	47,926
Thomas & Betts Corporation*	25,500	823,650
		1,857,982
Electronic Instruments - 1.99%
AMETEK, Inc.	13,700	551,425
LeCroy Corporation*	16,300	279,137
Roper Industries, Inc.	8,200	537,100
Technitrol, Inc.*	46,446	692,974
		2,060,636
Finance Companies - 2.40%
Allmerica Financial Corporation*	43,800	1,574,610
American Capital Strategies, Ltd.	15,200	477,964
MCG Capital Corporation	28,300	435,395
		2,487,969
Food and Related - 4.15%
American Italian Pasta Company, Class A	11,100	304,140
Chiquita Brands International Inc.	46,700	1,250,626
Dean Foods Company*	22,600	775,180
Del Monte Foods Company*	55,000	596,750
Ralcorp Holdings, Inc.	23,700	1,122,195
Sensient Technologies Corporation	11,826	254,969
		4,303,860
Forest and Paper Products - 1.16%
Caraustar Industries, Inc.*	21,652	278,445
Owens-Illinois, Inc.*	36,600	920,124
		1,198,569
Furniture and Furnishings - 0.24%
Steelcase Inc.	17,900	247,020

Health Care - Drugs - 0.67%
Par Pharmaceutical Companies, Inc.*	10,800	361,152
Valeant Pharmaceuticals International	15,000	337,800
		698,952
Health Care - General - 3.73%
Apria Healthcare Group Inc.*	16,900	542,490
Cooper Companies, Inc. (The)	6,500	473,850
dj Orthopedics, Inc.*	20,982	525,599
ICU Medical, Inc.*	10,000	354,800
STERIS Corporation*	23,700	598,425
Sybron Dental Specialties, Inc.*	28,000	1,005,200
VIASYS Healthcare Inc.*	19,300	368,244
		3,868,608
Homebuilders, Mobile Homes - 1.35%
Champion Enterprises, Inc.*	41,000	385,400
Fleetwood Enterprises, Inc.*	116,600	1,014,420
		1,399,820
Hospital Supply and Management - 3.54%
Cytyc Corporation*	10,100	232,906
Laboratory Corporation of America Holdings*	21,500	1,036,300
LifePoint Hospitals, Inc.*	22,500	983,475
Province Healthcare Company*	34,100	821,469
RehabCare Group, Inc.*	20,500	588,555
		3,662,705
Hotels and Gaming - 3.35%
Boyd Gaming Corporation	20,200	1,053,430
Gaylord Entertainment Company*	25,800	1,042,320
Kerzner International Limited*	16,500	1,010,295
Pinnacle Entertainment, Inc.*	22,100	369,070
		3,475,115
Household - General Products - 0.97%
Church & Dwight Co., Inc.	28,300	1,003,801

Household - Major Appliances - 0.95%
Briggs & Stratton Corporation	27,000	983,070

Insurance - Life - 1.05%
AmerUs Group Co.	9,700	458,325
Universal American Financial Corp.*	36,300	627,446
		1,085,771
Insurance - Property and Casualty - 3.34%
Harleysville Group Inc.	13,377	266,537
Hub International Limited	18,200	351,260
Max Re Capital Ltd.	33,300	781,551
Odyssey Re Holdings Corp.	19,900	498,296
Ohio Casualty Corporation*	26,300	603,716
PXRE Group Ltd.	19,400	497,610
United America Indemnity, Ltd., Class A*	24,400	461,770
		3,460,740
Leisure Time Industry - 2.25%
Brunswick Corporation	18,000	843,300
K2 Inc.*	41,800	574,750
RC2 Corporation*	16,900	574,177
Steiner Leisure Limited*	10,300	338,716
		2,330,943
Metal Fabrication - 0.75%
Ladish Co., Inc.*	32,601	388,767
RTI International Metals, Inc.*	16,400	383,760
		772,527
Motor Vehicle Parts - 0.36%
Apogee Enterprises, Inc.	26,400	375,804

Multiple Industry - 6.32%
Alpha Natural Resources, Inc.*	23,400	670,878
Aspen Insurance Holdings Limited	40,200	1,013,442
MoneyGram International, Inc.	15,000	283,350
Montpelier Re Holdings Ltd.	26,018	914,533
NorthWestern Corporation	37,500	989,437
PHH Corporation*	23,000	503,010
Platinum Underwriters Holdings, Ltd.	13,700	406,890
Prestige Brands Holdings, Inc.*	40,000	706,000
Symmetry Medical Inc.*	33,100	629,562
TD Banknorth Inc.*	13,916	434,736
		6,551,838
Non-Residential Construction - 0.51%
ElkCorp	13,700	526,902

Petroleum - International - 2.32%
Forest Oil Corporation*	18,900	765,450
Kerr-McGee Corporation	10,000	783,300
Vintage Petroleum, Inc.	27,300	858,858
		2,407,608
Petroleum - Services - 1.37%
Core Laboratories N.V.*	18,200	467,194
Global Industries, Ltd.*	55,900	525,180
Veritas DGC Inc.*	14,400	431,424
		1,423,798
Publishing - 1.56%
Banta Corporation	22,700	971,560
Journal Register Company*	26,100	435,870
PRIMEDIA Inc.*	49,000	213,150
		1,620,580
Railroad - 0.93%
RailAmerica, Inc.*	25,200	314,496
Westinghouse Air Brake Technologies Corporation	31,804	651,664
		966,160
Real Estate Investment Trust - 1.59%
Heritage Property Investment Trust, Inc.	12,400	368,032
Highland Hospitality Corporation	16,200	167,670
HomeBanc Corp.	84,600	747,864
Rayonier Inc.	7,238	358,498
		1,642,064
Restaurants - 1.73%
CKE Restaurants, Inc.*	33,300	527,805
O'Charley's Inc.*	11,000	239,525
Papa John's International, Inc.*	7,000	243,005
Ruby Tuesday, Inc.	32,200	782,138
		1,792,473
Retail - Food Stores - 0.47%
Longs Drug Stores Corporation	14,230	486,951

Retail - General Merchandise - 3.23%
BJ's Wholesale Club, Inc.*	35,900	1,115,054
Federated Department Stores, Inc.	14,900	948,236
Saks Incorporated	71,300	1,286,965
		3,350,255
Retail - Specialty Stores - 2.56%
AnnTaylor Stores Corporation*	51,500	1,317,885
CSK Auto Corporation*	16,400	289,460
Regis Corporation	25,500	1,043,715
		2,651,060
Savings and Loans - 1.89%
Flagstar Bancorp, Inc.	38,300	748,765
Washington Federal, Inc.	51,900	1,211,606
		1,960,371
Security and Commodity Brokers - 1.44%
Affiliated Managers Group, Inc.*	16,100	998,683
IndyMac Bancorp, Inc.	14,600	496,400
		1,495,083
Timesharing and Software - 0.37%
CIBER, Inc.*	15,857	115,280
EarthLink, Inc.*	29,200	262,946
		378,226
Trucking and Shipping - 0.40%
Kirby Corporation*	9,800	411,894

Utilities - Electric - 4.45%
CMS Energy Corporation*	75,600	985,824
DPL Inc.	20,800	520,000
PNM Resources, Inc.	53,600	1,430,048
Reliant Energy, Inc.*	66,800	760,184
Westar Energy, Inc.	18,000	389,520
Wisconsin Energy Corporation	14,700	521,850
		4,607,426
Utilities - Gas and Pipeline - 1.60%
Energen Corporation	16,900	1,125,540
UGI Corporation	11,700	531,414
		1,656,954

TOTAL COMMON STOCKS - 98.50%		$102,057,093

(Cost: $89,849,248)

SHORT-TERM SECURITY - 2.29%	Principal Amount in Thousands

Banks
Rabobank USA Financial Corp.,
2.82%, 4-1-05	$2,367	$2,367,000
(Cost: $2,367,000)

TOTAL INVESTMENT SECURITIES - 100.79%		$104,424,093

(Cost: $92,216,248)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.79%)		(815,142)

NET ASSETS - 100.00%		$103,608,951

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY SMALL CAP VALUE FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $92,216) (Notes 1 and 3)	$104,424
Receivables:
Investment securities sold	735
Fund shares sold	405
Dividends and interest	69
Prepaid and other assets	28

Total assets	105,661

LIABILITIES
Payable for investment securities purchased	1,719
Payable to Fund shareholders	151
Accrued management fee (Note 2)	75
Accrued shareholder servicing (Note 2)	45
Accrued service fee (Note 2)	22
Accrued distribution fee (Note 2)	8
Accrued accounting services fee (Note 2)	4
Due to custodian	2
Other	26

Total liabilities	2,052

Total net assets	$103,609

NET ASSETS
Capital paid in	$80,887
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(6)
Accumulated undistributed net realized gain on investment transactions	10,520
Net unrealized appreciation in value of investments	12,208

Net assets applicable to outstanding units of capital	$103,609

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.88
Class B	$16.59
Class C	$16.67
Class Y	$16.92
Capital shares outstanding:
Class A	3,921
Class B	318
Class C	466
Class Y	1,442

See Notes to Financial Statements.

Statement of Operations
      IVY SMALL CAP VALUE FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $2)	$898
Interest and amortization	90

Total income	988

Expenses (Note 2):
Investment management fee	852
Shareholder servicing:
Class A	240
Class B	25
Class C	23
Class Y	41
Service fee:
Class A	149
Class B	8
Class C	12
Class Y	65
Distribution fee:
Class A	17
Class B	23
Class C	36
Custodian fees	60
Accounting services fee	54
Legal fees	28
Audit fees	18
Other	138

Total expenses	1,789

Net investment loss	(801)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	15,607
Unrealized depreciation in value of investments during the period	(8,498)

Net gain on investments	7,109

Net increase in net assets resulting from operations	$6,308

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY SMALL CAP VALUE FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	7-31-03

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(801)	$(382)	$(494)
Realized net gain (loss) on investments	15,607	5,963	(2,980)
Unrealized appreciation (depreciation)	(8,498)	12,506	11,321

Net increase in net assets resulting from operations	6,308	18,087	7,847

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-	(9)
Class B	-	-	(1)
Class C	-	-	(1)
Class Y	-	-	NA
Realized gains on investment transactions:
Class A	(3,850)	(75)	(3,990)
Class B	(279)	- *	(345)
Class C	(418)	- *	(400)
Class Y	(1,741)	(30)	NA

	(6,288)	(105)	(4,746)

Capital share transactions (Note 5)	10,682	9,597	3,148

Total increase	10,702	27,579	6,249
NET ASSETS
Beginning of period	92,907	65,328	59,079

End of period	$103,609	$92,907	$65,328

Undistributed net investment income (loss)	$(6)	$(1)	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 248 - 251.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended July 31,
	3-31-05	3-31-04		2003	2002	2001	2000

Net asset value, beginning of period	$16.68	$13.02		$12.25	$15.05	$11.47	$11.20

Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.08)		(0.09)	(0.08)	(0.06)	0.05
Net realized and unrealized gain (loss) on investments	1.52	3.76		1.74	(1.84)	4.04	0.32

Total from investment operations	1.39	3.68		1.65	(1.92)	3.98	0.37

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)*	(0.00)	(0.00)	(0.10)
Capital gains	(1.19)	(0.02)		(0.88)	(0.88)	(0.40)	(0.00)
Tax return of capital	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(1.19)	(0.02)		(0.88)	(0.88)	(0.40)	(0.10)

Net asset value, end of period	$16.88	$16.68		$13.02	$12.25	$15.05	$11.47

Total return (1)	8.23%	28.29%		14.91%	-13.27%	35.18%	3.74%
Net assets, end of period (in millions)	$66	$65		$59	$53	$55	$31
Ratio of expenses to average net assets including voluntary expense waiver	1.76%	1.65	%(2)(3)	1.53%	1.27%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.79%	-0.76	%(2)(3)	-0.82%	-0.57%	-0.56%	0.63%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	NA		1.53%	1.37%	1.51%	1.71%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	NA	NA		-0.82%	-0.67%	-0.67%	0.32%
Portfolio turnover rate	124%	27%		54%	37%	38%	169%
*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$16.61	$15.27

Income (loss) from investment operations:
Net investment loss	(0.23)	(0.05)
Net realized and unrealized gain on investments	1.40	1.41

Total from investment operations	1.17	1.36

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(1.19)	(0.02)

Total distributions	(1.19)	(0.02)

Net asset value, end of period	$16.59	$16.61

Total return	6.92%	8.93%
Net assets, end of period (in millions)	$5	$1
Ratio of expenses to average net assets	3.02%	3.79	% (2)
Ratio of net investment loss to average net assets	-1.88%	-2.93	% (2)
Portfolio turnover rate	124%	27	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$16.63	$15.27

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.05)
Net realized and unrealized gain on investments	1.42	1.43

Total from investment operations	1.23	1.38

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(1.19)	(0.02)

Total distributions	(1.19)	(0.02)

Net asset value, end of period	$16.67	$16.63

Total return	7.28%	9.06%
Net assets, end of period (in millions)	$8	$2
Ratio of expenses to average net assets	2.65%	2.83	% (2)
Ratio of net investment loss to average net assets	-1.53%	-2.00	% (2)
Portfolio turnover rate	124%	27	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$16.68	$15.27

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.04)
Net realized and unrealized gain on investments	1.53	1.47

Total from investment operations	1.43	1.43

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(1.19)	(0.02)

Total distributions	(1.19)	(0.02)

Net asset value, end of period	$16.92	$16.68

Total return	8.48%	9.38%
Net assets, end of period (in millions)	$25	$25
Ratio of expenses to average net assets	1.53%	1.60	% (2)
Ratio of net investment loss to average net assets	-0.56%	-0.82	% (2)
Portfolio turnover rate	124%	27	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Value Fund
      March 31, 2005

An interview with Matthew T. Norris, CFA, portfolio manager of the Ivy Value Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a solid absolute return, but lagged its benchmark index for the year. The Class A shares of the Fund increased 11.21 percent during the period (before the impact of sales charges), compared with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which increased 13.16 percent during the period, and the Lipper Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 8.59 percent for the period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

We feel that capitalization played a role in the Fund's underperformance versus the benchmark. The portfolio focuses on large-capitalization names. Roughly two-thirds of the Russell 1000 Value Index, however, is considered small- or mid-cap. The small-cap holdings in the benchmark generally outperformed the large-cap holdings during the fiscal period, boosting overall benchmark returns. These things happen, and we believe that, over time, large-cap and small-cap assets likely will each have their time as market leaders.

Overall, we believe that our portfolio return during the period was driven by stock selection, rather than sector weightings. We select equities that we feel are inexpensive in relation to the value of the respective business. We tend to look at longer term, normal earnings power as opposed to short-term trends. Areas of strength for the Fund included consumer discretionary, health care, telecommunications and financials. Areas of weakness were industrials and energy.

What other market conditions or events influenced the Fund's performance during the fiscal year?

We feel that the portfolio was well represented in the market's leading sectors during the period. In the weaker areas, such as health care and telecommunications, we attempted to avoid owning stocks with significant underperformance. As economic growth accelerated from the slower rates of previous years, the cyclical areas of the market were generally the better performers. More recently, however, companies with greater perceived stability have begun to look more attractive to us.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our approach has not changed. We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities. The additional tenets of long term investing - consistent approach and portfolio diversification - remain unchanged. We continue to believe this is the best way to achieve strong, consistent returns over a full market cycle.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The portfolio has an increasing weight in technology, a sector in which we feel we may be able to find more value than in previous years. We also have a continuing underweight in financials, especially in banks and REITs (real estate investment trusts). The portfolio also is underweight in utilities. Areas of overweight were industrials and health care. Major pharmaceuticals are an area of developing interest.

Recently, we have been selling some of the Fund's cyclical holdings as they reach our price targets. As mentioned above, what we feel are the more stable names are now appearing attractive. We believe that it is unlikely that the U.S. economy can continue its rapid growth rates. As it slows, we feel that companies that can generate earnings growth regardless of macroeconomic factors may then have stock prices that outperform.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Value Fund, Class A Shares(1)	$16,638
Russell 1000 Value Index(2)	$28,144
Lipper Large-Cap Value Funds Universe Average	$23,268

IVY VALUE FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY VALUE FUND CLASS A SHARES	RUSSELL 1000 VALUE INDEX	LIPPER LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

JULY	1995	9,425	10,000	10,000
JULY	1996	11,736	11,799	11,851
JULY	1997	16,237	16,795	16,226
JULY	1998	13,566	17,396	15,801
JULY	1999	14,920	20,656	18,555
JULY	2000	15,120	22,476	20,502
JULY	2001	12,704	20,466	18,729
JULY	2002	11,976	18,984	16,974
JULY	2003	12,843	21,021	18,368
MARCH	2004	14,961	24,871	21,428
MARCH	2005	16,638	28,144	23,268

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	4.82%	6.14%	10.27%	11.44%
5-year period ended 3-31-05	0.21%	-	-	-
10-year period ended 3-31-05	6.95%	-	-	-
Since inception of Class through 3-31-05(3)	-	10.10%	13.21%	14.39%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Cornerstone Fund merged into the Ivy Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Cornerstone Fund Class A shares, restated to reflect current sales charges applicable to Ivy Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Value Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY VALUE FUND
Portfolio Highlights

On March 31, 2005, Ivy Value Fund had net assets totaling $66,404,077 invested in a diversified portfolio of:

97.26%	Common Stocks
2.60%	Cash and Cash Equivalents
0.14%	Preferred Stock

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Financial Services Stocks	$29.07
Energy Stocks	$12.43
Utilities Stocks	$10.36
Technology Stocks	$9.61
Health Care Stocks	$6.33
Consumer Services Stocks	$6.17
Consumer Nondurables Stocks	$5.91
Multi-Industry Stocks	$4.23
Raw Materials Stocks	$3.05
Business Equipment and Services Stocks	$2.87
Shelter Stocks	$2.78
Cash and Cash Equivalents	$2.60
Retail Stocks	$1.94
Capital Goods Stocks	$1.35
Transportation Stocks	$1.16
Preferred Stock	$0.14

The Investments of Ivy Value Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 2.28%
Lockheed Martin Corporation	24,800	$1,514,288

Aluminum - 0.63%
Alcoa Incorporated	13,700	416,343

Banks - 10.26%
Bank of America Corporation	51,256	2,260,390
Citigroup Inc.	42,513	1,910,534
Mellon Financial Corporation	45,700	1,304,278
Wachovia Corporation	10,650	542,192
Wells Fargo & Company	13,300	795,340
		6,812,734
Beverages - 1.93%
Diageo plc, ADR	10,450	594,605
Molson Coors Brewing Company, Class B	8,900	686,813
		1,281,418
Broadcasting - 1.72%
Viacom Inc., Class B	32,700	1,138,941

Business Equipment and Services - 2.87%
ARAMARK Corporation, Class B	37,100	974,988
Waste Management, Inc.	32,200	928,970
		1,903,958
Capital Equipment - 1.35%
Illinois Tool Works Inc.	10,040	898,881

Chemicals - Petroleum and Inorganic - 1.90%
Dow Chemical Company (The)	12,550	625,617
du Pont (E.I.) de Nemours and Company	12,350	632,814
		1,258,431
Chemicals - Specialty - 0.52%
Air Products and Chemicals, Inc.	5,500	348,095

Communications Equipment - 1.03%
Cisco Systems, Inc.*	38,000	680,770

Computers - Main and Mini - 0.85%
International Business Machines Corporation	6,150	561,987

Computers - Peripherals - 4.78%
Amdocs Limited*	22,750	646,100
Lexmark International, Inc.*	8,400	671,748
Microsoft Corporation	33,900	819,193
Oracle Corporation*	83,200	1,037,920
		3,174,961
Cosmetics and Toiletries - 0.85%
NBTY, Inc.*	22,500	564,525

Electronic Components - 0.67%
Texas Instruments Incorporated	17,550	447,350

Finance Companies - 5.24%
Fannie Mae	24,400	1,328,580
Freddie Mac	34,000	2,148,800
		3,477,380
Food and Related - 1.02%
J.M. Smucker Company (The)	13,500	679,050

Forest and Paper Products - 0.49%
International Paper Company	8,900	327,431

Furniture and Furnishings - 2.29%
Masco Corporation	43,900	1,522,013

Health Care - Drugs - 1.15%
Shire Pharmaceuticals Group plc, ADR	22,250	764,510

Health Care - General - 2.87%
Da Vita Inc. (A)*	18,700	782,595
Renal Care Group, Inc.*	18,000	682,920
Wyeth	10,400	438,672
		1,904,187
Hospital Supply and Management - 2.31%
PacifiCare Health Systems, Inc.*	27,000	1,536,840

Insurance - Property and Casualty - 5.49%
Allstate Corporation (The)	25,900	1,400,154
Assurant, Inc.	31,000	1,044,700
St. Paul Companies, Inc. (The)	32,752	1,202,981
		3,647,835
Leisure Time Industry - 1.96%
Brunswick Corporation (A)	13,100	613,735
Cendant Corporation	33,500	688,090
		1,301,825
Motion Pictures - 1.96%
News Corporation Limited, Class A	52,400	886,608
Time Warner Inc.*	23,650	415,058
		1,301,666
Multiple Industry - 4.23%
General Electric Company	77,900	2,809,074

Petroleum - International - 12.43%
ChevronTexaco Corporation	39,700	2,314,907
ConocoPhillips (A)	9,400	1,013,696
Devon Energy Corporation	25,400	1,212,850
Exxon Mobil Corporation	62,306	3,713,438
		8,254,891
Publishing - 0.53%
Gannett Co., Inc.	4,450	351,906

Railroad - 1.16%
Union Pacific Corporation	11,000	766,700

Retail - General Merchandise - 1.94%
Dollar General Corporation	28,650	627,721
Family Dollar Stores, Inc.	21,700	658,812
		1,286,533
Security and Commodity Brokers - 8.08%
Marsh & McLennan Companies, Inc. (A)	18,400	559,728
Merrill Lynch & Co., Inc.	5,900	333,940
Morgan (J.P.) Chase & Co.	56,902	1,968,809
Morgan Stanley	21,540	1,233,165
Prudential Financial, Inc. (A)	22,150	1,271,410
		5,367,052
Tobacco - 2.11%
Altria Group, Inc. (A)	21,400	1,399,346

Utilities - Electric - 2.88%
Dominion Resources, Inc.	11,300	841,059
PPL Corporation	19,900	1,074,401
		1,915,460
Utilities - Gas and Pipeline - 1.95%
Enbridge Inc.	10,600	545,688
Kinder Morgan, Inc. (A)	9,900	749,430
		1,295,118
Utilities - Telephone - 5.53%
Iowa Telecommunications Services, Inc.	40,000	780,000
SBC Communications Inc.	24,900	589,881
Sprint Corporation	40,400	919,100
Verizon Communications Inc.	20,700	734,850
Vodafone Group Plc, ADR	24,450	649,392
		3,673,223

TOTAL COMMON STOCKS - 97.26%		$64,584,722

(Cost: $55,376,778)

PREFERRED STOCK - 0.14%

Finance Companies
Federal National Mortgage Association, 5.375% Convertible	1	$93,461
(Cost: $100,000)

SHORT-TERM SECURITY - 3.13%	Principal Amount in Thousands

Food and Related
McCormick & Co. Inc.,
2.83%, 4-1-05	$2,075	$2,075,000
(Cost: $2,075,000)

TOTAL INVESTMENT SECURITIES - 100.53%		$66,753,183

(Cost: $57,551,778)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.53%)		(349,106)

NET ASSETS - 100.00%		$66,404,077

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover for the following written call options outstanding at March 31, 2005. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Altria Group, Inc.	50	May/70	$3,432	$3,500
Brunswick Corporation	65	April/50	4,875	839
ConocoPhillips	30	May/120	4,260	2,070
Da Vita Inc.	31	April/45	1,810	155
Kinder Morgan, Inc.	99	June/80	9,306	10,583
Prudential Financial, Inc.	58	April/60	4,524	870

			$28,207	$18,017

In addition to the above written call options, the following written put option was outstanding as of March 31, 2005. (See Note 6 to financial statements):

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Marsh & McLennan Companies, Inc.	62	April/30	$7,564	$3,410

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY VALUE FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $57,552) (Notes 1 and 3)	$66,753
Receivables:
Fund shares sold	362
Dividends and interest	99
Prepaid and other assets	27

Total assets	67,241

LIABILITIES
Payable for investment securities purchased	576
Payable to Fund shareholders	105
Accrued management fee (Note 2)	39
Due to custodian	36
Accrued shareholder servicing (Note 2)	21
Outstanding written options - at value (premium received - $36) (Note 6)	21
Accrued service fee (Note 2)	14
Accrued accounting services fee (Note 2)	4
Accrued distribution fee (Note 2)	3
Other	18

Total liabilities	837

Total net assets	$66,404

NET ASSETS
Capital paid in	$61,411
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	62
Accumulated undistributed net realized loss on investment transactions	(4,284)
Net unrealized appreciation in value of securities	9,201
Net unrealized appreciation in value of written options	14

Net assets applicable to outstanding units of capital	$66,404

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.04
Class B	$15.97
Class C	$16.00
Class Y	$16.05
Capital shares outstanding:
Class A	2,539
Class B	157
Class C	175
Class Y	1,269

See Notes to Financial Statements.

Statement of Operations
      IVY VALUE FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $28)	$1,848
Interest and amortization	36

Total income	1,884

Expenses (Note 2):
Investment management fee	547
Service fee:
Class A	129
Class B	4
Class C	5
Class Y	55
Shareholder servicing:
Class A	131
Class B	8
Class C	8
Class Y	33
Registration fees	66
Accounting services fee	46
Distribution fee:
Class A	3
Class B	10
Class C	14
Audit fees	18
Custodian fees	11
Legal fees	10
Other	52

Total expenses	1,150

Net investment income	734

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	9,808
Realized net loss on purchased options	(5)
Realized net gain on written options	186
Realized net loss on foreign currency transactions	(1)

Realized net gain on investments	9,988

Unrealized depreciation in value of securities during the period	(1,305)
Unrealized depreciation in value of written options during the period	(11)

Unrealized depreciation in value of investments during the period	(1,316)

Net gain on investments	8,672

Net increase in net assets resulting from operations	$9,406

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY VALUE FUND
      (In Thousands)

	For the fiscal year ended	For the fiscal period ended	For the fiscal year ended
	3-31-05	3-31-04	7-31-03

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$734	$270	$623
Realized net gain (loss) on investments	9,988	6,937	(4,680)
Unrealized appreciation (depreciation)	(1,316)	3,654	8,632

Net increase in net assets resulting from operations	9,406	10,861	4,575

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(461)	(248)	(556)
Class B	-	- *	(12)
Class C	-	- *	(1)
Class Y	(210)	(80)	NA
Realized gains on investment transactions:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	NA

	(671)	(328)	(569)

Capital share transactions (Note 5)	(18,313)	(3,504)	129

Total increase (decrease)	(9,578)	7,029	4,135
NET ASSETS
Beginning of period	75,982	68,953	64,818

End of period	$66,404	$75,982	$68,953

Undistributed net investment income (loss)	$62	$ (- )*	$58

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 264 - 267.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal period ended		For the fiscal year ended	For the period from 10-1-01 to		For the fiscal year ended September 30,
	3-31-05	3-31-04		7-31-03	7-31-02		2001	2000	1999

Net asset value, beginning of period	$14.54	$12.54		$11.81	$12.59		$15.08	$15.14	$13.88

Income (loss) from investment operations:
Net investment income	0.15	0.08		0.12	0.08		0.09	0.06	0.15
Net realized and unrealized gain (loss) on investments	1.48	1.98		0.72	(0.78)		(2.50)	0.13	1.26

Total from investment operations	1.63	2.06		0.84	(0.70)		(2.41)	0.19	1.41

Less distributions from:
Net investment income	(0.13)	(0.06)		(0.11)	(0.08)		(0.08)	(0.11)	(0.15)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.13)	(0.00)
Tax return of capital	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.01)	(0.00)

Total distributions	(0.13)	(0.06)		(0.11)	(0.08)		(0.08)	(0.25)	(0.15)

Net asset value, end of period	$16.04	$14.54		$12.54	$11.81		$12.59	$15.08	$15.14

Total return (1)	11.21%	16.32%		7.23%	-5.72%		-15.97%	1.26%	10.13%
Net assets, end of period (in millions)	$41	$52		$64	$58		$66	$81	$93
Ratio of expenses to average net assets including voluntary expense waiver	1.47%	1.45	% (2)(3)	1.29%	1.24	% (2)	1.24%	1.24%	1.21%
Ratio of net investment income to average net assets including voluntary expense waiver	0.92%	0.61	% (2)(3)	1.05%	0.70	% (2)	0.61%	0.43%	0.94%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	1.52	% (2)(3)	1.50%	1.41	% (2)	1.39%	1.34%	1.23%
Ratio of net investment income to average net assets excluding voluntary expense waiver	NA	0.53	% (2)(3)	0.84%	0.53	% (2)	0.46%	0.33%	0.92%
Portfolio turnover rate	81%	86%		123%	95%		148%	180%	79%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan described in Note 8, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$14.50	$13.63

Income from investment operations:
Net investment income	0.03	0.01
Net realized and unrealized gain on investments	1.44	0.90

Total from investment operations	1.47	0.91

Less distributions from:
Net investment income	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.04)

Net asset value, end of period	$15.97	$14.50

Total return	10.14%	6.65%
Net assets, end of period (in millions)	$2	$1
Ratio of expenses to average net assets	2.53%	3.12	% (2)
Ratio of net investment income (loss) to average net assets	0.07%	-1.29	% (2)
Portfolio turnover rate	81%	86	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$14.51	$13.63

Income from investment operations:
Net investment income	0.03	0.02
Net realized and unrealized gain on investments	1.46	0.90

Total from investment operations	1.49	0.92

Less distributions from:
Net investment income	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.04)

Net asset value, end of period	$16.00	$14.51

Total return	10.27%	6.73%
Net assets, end of period (in millions)	$3	$1
Ratio of expenses to average net assets	2.42%	2.90	% (2)
Ratio of net investment income (loss) to average net assets	0.15%	-1.18	% (2)
Portfolio turnover rate	81%	86	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 12-8-03(1) to
	3-31-05	3-31-04

Net asset value, beginning of period	$14.54	$13.63

Income from investment operations:
Net investment income	0.17	0.01
Net realized and unrealized gain on investments	1.49	0.95

Total from investment operations	1.66	0.96

Less distributions from:
Net investment income	(0.15)	(0.05)
Capital gains	(0.00)	(0.00)

Total distributions	(0.15)	(0.05)

Net asset value, end of period	$16.05	$14.54

Total return	11.44%	7.05%
Net assets, end of period (in millions)	$20	$22
Ratio of expenses to average net assets	1.34%	1.48	% (2)
Ratio of net investment income to average net assets	1.09%	0.35	% (2)
Portfolio turnover rate	81%	86	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Notes To Financial Statements
      March 31, 2005

Note 1 - Significant Accounting Policies

Ivy Funds (formerly Ivy Fund) (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust issues fifteen series of capital shares; each series represents ownership of a separate mutual fund ("Fund"). Ivy Balanced Fund, Ivy Bond Fund, Ivy Cash Reserves Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund (the "Funds") are those mutual funds. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. Effective for the fiscal period ended March 31, 2004, the Trust changed its fiscal year end for both financial reporting and Federal income tax purposes to March 31 from December 31. Those funds that were formerly Advantus funds (Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund) and that had a July 31 year end have also changed to March 31 for both financial reporting and Federal income tax purposes; those funds that were formerly Advantus funds (Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund and Ivy Mortgage Securities Fund) and that had a September 30 year end have changed to March 31 for both financial reporting and Federal income tax purposes. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith under procedures established by and under the general supervision of the Trust's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Trust combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Trust's financial statements. Gains or losses are realized by the Trust at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Trust uses Forward Contracts to attempt to reduce the overall risk of its investments.
E. Federal income taxes - It is the Trust's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Trust intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
F. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2005, the following amounts were reclassified:

	Accumulated Realized Capital Gains	Accumulated Undistributed Net Investment Income	Capital Paid-in	Net Unrealized Depreciation

Ivy Bond Fund	$-	$11,643	$(11,643)	$-
Ivy European Opportunities Fund	-	529,644	(529,644)	-
Ivy Global Natural Resources Fund	(5,307,369)	5,307,369	-	-
Ivy International Fund	(9,795)	675,339	(665,544)	-
Ivy International Value Fund	-	141,742	(141,742)	-
Ivy Mortgage Securities Fund	-	(4,662)	383,191	(378,529)
Ivy Pacific Opportunities Fund	259,538	525,214	(784,752)	-
Ivy Real Estate Securities Fund	(867,546)	867,546	-	-
Ivy Small Cap Value Fund	(795,735)	795,735	-	-

G. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Trust's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Ivy Investment Management Company ("IICO"), a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") , serves as the investment manager for each Fund. Prior to March 8, 2005, IICO was known as Waddell & Reed Ivy Investment Company. IICO provides advice and supervises investments for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Ivy Balanced Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy Bond Fund	Up to $500 Million	0.525%
	Over $500 Million and up to $1 Billion	0.50%
	Over $1 Billion and up to $1.5 Billion	0.45%
	Over $1.5 Billion	0.40%

Ivy Cash Reserves Fund (formerly Ivy Money Market Fund)	All levels	0.40%

Ivy Cundill Global Value Fund	Up to $500 Million	1.00%
	Over $500 Million and up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Dividend Income Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy European Opportunities Fund	Up to $250 Million	1.00%
	Over $250 Million up to $500 Million	0.85%
	Over $500 Million	0.75%

Ivy Global Natural Resources Fund	Up to $500 Million	1.00%
	Over $500 Million and up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy International Fund	Up to $2 Billion	1.00%
	Over $2 Billion up to $2.5 Billion	0.90%
	Over $2.5 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.70%

Ivy International Balanced Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy International Value Fund	Up to $500 Million	1.00%
	Over $500 Million and up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Mortgage Securities Fund	Up to $500 Million	0.50%
	Over $500 Million and up to $1 Billion	0.45%
	Over $1 Billion and up to $1.5 Billion	0.40%
	Over $1.5 Billion	0.35%

Ivy Pacific Opportunities Fund	Up to $500 Million	1.00%
	Over $500 Million and up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Real Estate Securities Fund	Up to $1 Billion	0.90%
	Over $1 Billion up to $2 Billion	0.87%
	Over $2 Billion up to $3 Billion	0.84%
	Over $3 Billion	0.80%

Ivy Small Cap Value Fund	Up to $1 Billion	0.85%
	Over $1 Billion up to $2 Billion	0.83%
	Over $2 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Value Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

These fees are accrued daily and are paid monthly. However, IICO has voluntarily agreed to waive its management fee for Ivy Dividend Income Fund on any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

The Investment Advisory Agreement between the Trust on behalf of Global Natural Resources Fund and Mackenzie Financial Corporation ("MFC") lapsed on February 28, 2003, due to an administrative error that was not discovered until late in 2003. Consequently, at a special shareholder meeting held on September 9, 2004, the shareholders of Global Natural Resources Fund, in conjunction with the authorization and recommendation of the Board of Trustees of Ivy Funds, approved the following: (i) a new investment management agreement between the Trust, on behalf of Global Natural Resources Fund and IICO, including a fee payable to IICO, by Global Natural Resources Fund, at an annual rate of 1.00% of Global Natural Resources Fund's average daily net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion; (ii) a subadvisory agreement between IICO and MFC with respect to Global Natural Resources Fund, including a fee payable to MFC, by IICO, at an annual rate of 0.50% of Global Natural Resources Fund's average daily net assets up to $500 million, 0.425% of net assets over $500 million and up to $1 billion, 0.415% of net assets over $1 billion and up to $2 billion, 0.40% of net assets over $2 billion and up to $3 billion, and 0.38% of net assets over $3 billion; (iii) the retention of fees paid and payment of fees payable for investment advisory services rendered by MFC for the period from March 1, 2003 through the effective date of the subadvisory agreement, September 9, 2004.

Peter Cundill & Associates, Inc. serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with IICO and receives a fee that is shown in the following table.

Fund	Net Asset Breakpoints	Annual Rate

Ivy Cundill Global Value Fund	On the first $500 Million	0.50%
	On the next $500 Million	0.425%
	On the next $1 Billion	0.415%
	On the next $1 Billion	0.40%
	On all assets exceeding $3 Billion	0.38%

Henderson Global Investors (North America) Inc. ("HGINA") serves as subadvisor to Ivy European Opportunities Fund under an agreement with IICO. Henderson Investment Management Ltd., under a subadvisory agreement with HGINA, serves as subadvisor to the Fund. Prior to July 1, 2004 HGINA received a fee payable monthly at an annual rate of 0.45% of the first $100,000,000 of net assets and 0.40% thereafter of the portion of the Fund's average daily net assets managed by HGINA.

Effective July 1, 2004, HGINA receives a fee payable monthly at an annual rate of 0.50% of net assets.

Advantus Capital Management, Inc. serves as subadvisor to Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund under an agreement with IICO and receives a fee equal to, on an annual basis, 0.27%, 0.30% and 0.55% of the respective Fund's average net assets.

State Street Research & Management Company ("SSRM") served as subadvisor to Ivy Small Cap Value Fund under an agreement with IICO and received a fee equal to, on an annual basis, 0.50% of the Fund's average net assets.

MetLife, Inc., ("MetLife"), the parent company of State Street Research & Management Company ("State Street") entered into an agreement in the fall of 2004 to sell SSRM Holding, Inc., and its subsidiary, State Street, to BlackRock, Inc. The sale was completed in January 2005, and, when completed, resulted in the automatic termination of the former investment subadvisory agreement for that Fund. IICO proposed to the Board of Trustees, and the Board approved, a new subadvisory agreement with BlackRock Financial Management, Inc., an indirect wholly owned subsidiary of BlackRock, Inc. At a special meeting of shareholders held January 27, 2005, the new agreement was also approved by shareholders. BlackRock Financial Management, Inc. receives a fee equal to, on an annual basis, 0.50% of the Fund's average net assets.

Templeton Investment Counsel, LLC serves as subadvisor to Ivy International Balanced Fund under an agreement with IICO and receives a fee that is shown in the following table.

Fund	Net Asset Breakpoints	Annual Rate

Ivy International Balanced Fund	On the first $100 Million	0.50%
	All assets exceeding $100 Million	0.40%

Pursuant to a Master Fund Accounting Services Agreement, IICO provides certain accounting and pricing services for each Fund. As of March 18, 2003, IICO assigned its responsibilities under the Accounting Services Agreement to Waddell & Reed Services Company ("WRSCO"), an indirect subsidiary of WDR. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C, Class I and Advisor Class shares, for each shareholder account that was in existence at any time during the prior month: Ivy Balanced Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund pay WRSCO a monthly fee of $1.5792; Ivy Bond Fund and Ivy Mortgage Securities Fund pay WRSCO a monthly fee of $1.6958; and Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund each pay the Agent a monthly fee of $1.5042. Ivy Cash Reserves Fund pays the Agent a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays the Agent a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. WRSCO pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Pursuant to an Administrative Services Agreement, IICO provides certain administrative services to each Fund. The administrative fee for each Fund is a monthly fee at the annual rate of 0.01% of each Fund's average daily net assets.

Outside of providing administrative services to the Trust, as described above, IICO may also act on behalf of Ivy Funds Distributor, Inc. ("IFDI"), a wholly-owned subsidiary of IICO, in paying commissions to broker-dealers with respect to sales of shares of each Fund.

As principal underwriter for the Trust's shares, IFDI receives sales commissions (which are not an expense of the Trust) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to IFDI. During the fiscal year ended March 31, 2005, IFDI received the following amounts in sales commissions and CDSC:

	Sales Commissions	CDSC
		Class A	Class B	Class C

Ivy Balanced Fund	$126,650	$--	$2,293	$69
Ivy Bond Fund	103,262	--	2,891	555
Ivy Cash Reserves Fund	--	--	3,452	360
Ivy Cundill Global Value Fund	2,316,632	259	55,489	18,040
Ivy Dividend Income Fund	273,157	--	8,722	2,984
Ivy European Opportunities Fund	970,337	--	104,545	10,205
Ivy Global Natural Resources Fund	3,577,913	7,788	195,611	69,891
Ivy International Fund	12,173	--	10,494	87
Ivy International Balanced Fund	367,281	--	3,432	627
Ivy International Value Fund	63,447	--	5,131	246
Ivy Mortgage Securities Fund	958,902	1,649	9,489	6,542
Ivy Pacific Opportunities Fund	422,248	25	7,727	1,106
Ivy Real Estate Securities Fund	1,455,853	2,586	7,724	4,172
Ivy Small Cap Value Fund	599,430	--	7,650	890
Ivy Value Fund	188,329	--	4,218	169

With respect to Class A, Class B and Class C shares, IFDI pays sales commissions and all expenses in connection with the sale of the Trust's shares, except for registration fees and related expenses. During the fiscal year ended March 31, 2005, IFDI paid the following amounts:

Ivy Balanced Fund	$150,803
Ivy Bond Fund	113,382
Ivy Cash Reserves Fund	--
Ivy Cundill Global Value Fund	3,417,450
Ivy Dividend Income Fund	364,429
Ivy European Opportunities Fund	1,330,730
Ivy Global Natural Resources Fund	7,434,797
Ivy International Fund	25,773
Ivy International Balanced Fund	423,991
Ivy International Value Fund	72,575
Ivy Mortgage Securities Fund	1,165,637
Ivy Pacific Opportunities Fund	483,292
Ivy Real Estate Securities Fund	1,633,249
Ivy Small Cap Value Fund	706,009
Ivy Value Fund	210,934

Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (except for Ivy Cash Reserves Fund) may pay a distribution and/or service fee to IFDI in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse IFDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Trust for Class B shares and Class C shares, respectively, each Fund (except for Ivy Cash Reserves Fund) may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

Under the Class Y Plan, each Fund (except for Ivy Cash Reserves Fund) may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of a Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

For Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, IICO has agreed to reimburse a Fund's expenses, for the calendar year ended December 31, 2004, and for the following seven years, to the extent necessary to ensure that the Fund's annual operating expenses, when calculated at the Fund level, do not exceed 2.5% (0.85% through December 31, 2004, then 1.25% for Cash Reserves Fund) of the Fund's average net assets (excluding 12b-1 fees and certain other expenses.) During the fiscal year ended March 31, 2005, IICO reimbursed the Fund's expenses (in thousands) as shown in the following table:

Ivy Cash Reserves Fund	$76

IICO has agreed to reimburse Ivy Bond Fund's 12b-1 expenses applicable to Class A shares and sufficient transfer agency fees to limit to the extent necessary to ensure that the Fund's annual operating expenses for Class A shares do not exceed 1.15% through December 31, 2004. IICO has agreed to reimburse Ivy Mortgage Securities Fund's 12b-1 expenses applicable to Class A shares to limit to the extent necessary to ensure that the Fund's annual operating expenses for Class A shares do not exceed 0.95% through December 31, 2005. During the period ended March 31, 2005, IICO reimbursed Funds' expenses (in thousands) as shown in the following table:

Ivy Bond Fund	$92
Ivy Mortgage Securities Fund	433

In addition, IFDI and WRSCO have voluntarily agreed to waive sufficient Fund expenses to ensure that the total annual fund operating exenses do not exceed the following levels for the specified funds/classes:

Fund and Class	Expense Limitation (as a percentage of average net assets of each Class)

Ivy Cundill Global Value Fund, Class A	1.90%
Ivy Cundill Global Value Fund, Class C	2.55%
Ivy Cundill Global Value Fund, Class Y	1.20%
Ivy Global Natural Resources Fund, Class A	1.70%
Ivy Global Natural Resources Fund, Class C	2.40%
Ivy Global Natural Resources Fund, Class Y	1.20%

During the fiscal year ended March 31, 2005, IICO reimbursed the Fund's expenses (in thousands) as shown:

Ivy Cundill Global Value Fund	$24
Ivy Global Natural Resources Fund	27

The Trust paid Directors' regular compensation of $182,477, which is included in other expenses.

Note 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended March 31, 2005 are summarized as follows:

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cundill Global Value Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$36,233,398	$23,046,878	$231,761,260
Purchases of U.S. government securities	--	75,551,317	--
Purchases of short-term securities	561,044,611	451,423,286	4,722,378,136
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	49,107,252	11,757,674	8,056,416
Proceeds from maturities and sales of U.S. government securities	--	58,934,119	--
Proceeds from maturities and sales of short-term securities	557,452,834	447,853,000	4,617,758,887

	Ivy Dividend Income Fund	Ivy European Opportunities Fund	Ivy Global Natural Resources Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$28,132,882	$146,478,487	$1,468,062,718
Purchases of U.S. government securities	--	--	--
Purchases of short-term securities	582,178,496	1,571,430,893	4,380,784,489
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	10,523,925	99,214,600	699,877,718
Proceeds from maturities and sales of U.S. government securities	--	--	--
Proceeds from maturities and sales of short-term securities	580,421,986	1,540,140,866	4,290,061,315

	Ivy International Fund	Ivy International Balanced Fund	Ivy International Value Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$121,748,367	$40,841,078	$40,153,570
Purchases of U.S. government securities	--	--	--
Purchases of short-term securities	620,351,721	838,429,954	316,689,901
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	171,060,420	11,601,056	45,767,640
Proceeds from maturities and sales of U.S. government securities	--	--	--
Proceeds from maturities and sales of short-term securities	617,498,010	832,116,352	314,013,816

	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund	Ivy Real Estate Securities Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$66,168,781	$74,040,200	$270,690,572
Purchases of U.S. government securities	326,153,348	--	--
Purchases of short-term securities	1,838,074,177	668,270,162	930,549,526
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	30,533,412	42,233,784	101,968,488
Proceeds from maturities and sales of U.S. government securities	303,665,492	--	--
Proceeds from maturities and sales of short-term securities	1,818,642,261	660,368,023	935,845,501

	Ivy Small Cap Value Fund	Ivy Value Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$124,917,214	$60,362,460
Purchases of U.S. government securities	--	--
Purchases of short-term securities	799,589,243	493,783,464
Proceeds from maturities and sales of investment securities excluding short-term and U.S. government securities	119,155,399	78,798,387
Proceeds from maturities and sales of U.S. government securities	--	--
Proceeds from maturities and sales of short-term securities	799,464,337	492,867,549

For Federal income tax purposes, cost of investments owned at March 31, 2005 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Ivy Balanced Fund	$91,665,893	$10,466,675	$1,796,959	$8,669,716
Ivy Bond Fund	54,461,928	356,520	630,377	(273,857)
Ivy Cash Reserves Fund	5,814,945	-	-	-
Ivy Cundill Global Value Fund	424,213,523	44,167,934	1,268,047	42,899,887
Ivy Dividend Income Fund	43,226,771	6,111,871	971,071	5,140,800
Ivy European Opportunities Fund	208,591,163	57,262,787	1,683,568	55,579,219
Ivy Global Natural Resources Fund	1,219,527,822	155,536,232	34,156,670	121,379,562
Ivy International Fund	127,896,670	23,567,932	1,467,944	22,099,988
Ivy International Balanced Fund	87,646,722	17,330,267	515,003	16,815,264
Ivy International Value Fund	37,088,238	7,682,497	532,226	7,150,271
Ivy Mortgage Securities Fund	243,539,796	1,105,970	3,172,108	(2,066,138)
Ivy Pacific Opportunities Fund	76,567,764	9,196,307	3,029,025	6,167,282
Ivy Real Estate Securities Fund	282,214,972	39,124,841	1,411,970	37,712,871
Ivy Small Cap Value Fund	92,718,924	13,907,119	2,201,950	11,705,169
Ivy Value Fund	57,679,553	9,984,612	910,982	9,073,630

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended March 31, 2005 and the related Capital Loss Carryover and Post-October activity were as follows:

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cash Reserves Fund

Net ordinary income	$1,130,450	$1,379,097	$53,041
Distributed ordinary income	1,108,112	1,354,137	51,821
Undistributed ordinary income	51,428	29,817	7,040

Realized long-term capital gains	--	--	--
Distributed long-term capital gains	--	--	--
Undistributed long-term capital gains	--	--	--

Capital loss carryover	--	--	--

Post-October losses deferred	--	--	--

	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund	Ivy European Opportunities Fund

Net ordinary income	$230,382	$240,855	$--
Distributed ordinary income	1,291,233	346,502	91,085
Undistributed ordinary income	229,115	23,999	--

Realized long-term capital gains	758,807	138,492	--
Distributed long-term capital gains	--	2,423	--
Undistributed long-term capital gains	758,807	138,435	--

Capital loss carryover	--	--	--

Post-October losses deferred	--	--	52,629

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Balanced Fund

Net ordinary income	$75,812,078	$--	$1,270,583
Distributed ordinary income	142,978	--	1,480,880
Undistributed ordinary income	75,808,139	--	258,739

Realized long-term capital gains	4,114,584	--	2,125,614
Distributed long-term capital gains	--	--	412,844
Undistributed long-term capital gains	4,114,584	--	1,712,770

Capital loss carryover	--	--	--

Post-October losses deferred	163,319	75,328	--

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Net ordinary income	$--	$7,805,417	$--
Distributed ordinary income	--	7,735,756	--
Undistributed ordinary income	--	121,474	--

Realized long-term capital gains	--	--	--
Distributed long-term capital gains	--	--	--
Undistributed long-term capital gains	--	--	--

Capital loss carryover	--	--	--

Post-October losses deferred	--	67,640	--

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Net ordinary income	$8,543,008	$363,331	$738,395
Distributed ordinary income	7,952,101	1,389,478	671,473
Undistributed ordinary income	2,335,579	--	67,374

Realized long-term capital gains	8,360,455	14,773,027	--
Distributed long-term capital gains	5,273,969	4,898,757	--
Undistributed long-term capital gains	4,425,377	11,023,106	--

Capital loss carryover	--	--	--

Post-October losses deferred	--	--	665

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy European Opportunities Fund

March 31, 2009	$--	$140,416	$18,150,159
March 31, 2010	6,713,370	--	29,411,986
March 31, 2011	--	--	12,058,021

Total carryover	$6,713,370	$140,416	$59,620,166

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Value Fund

March 31, 2006	$143,237	$--	$--
March 31, 2007	143,237	--	--
March 31, 2009	--	122,715,107	1,028,432
March 31, 2010	167,845	126,565,198	8,128,361
March 31, 2011	--	47,213,802	2,150,884

Total carryover	$454,319	$296,494,107	$11,307,677

	Ivy Pacific Opportunities Fund	Ivy Value Fund

March 31, 2006	$157,220	$--
March 31, 2007	157,220	--
March 31, 2008	584,487	--
March 31, 2009	2,024,330	--
March 31, 2010	277,530	--
March 31, 2011	--	4,156,539

Total carryover	$3,200,787	$4,156,539

Ivy Developing Markets Fund was merged into Ivy Pacific Opportunities Fund as of June 16, 2003 (see Note 7). At the time of the merger, Ivy Developing Markets Fund had capital loss carryovers available to offset future gains of the Ivy Pacific Opportunities Fund. These carryovers are limited to $157,220 for each period ending from March 31, 2006 through 2010 plus any unused limitations from prior years.

Note 5 - Multiclass Operations

Each Fund within the Trust (other than Ivy Cash Reserves Fund) offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund also offered Advisor Class shares and Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy International Fund also offered Class I shares. Advisor Class and Class I shares are no longer available for investment. Ivy Cash Reserves Fund Class A is closed to new investors. Ivy Cash Reserves Fund Class B and Class C are both closed to direct investment. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectuses and the Statement of Additional Information for the Trust.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended March 31, 2005 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Bond Fund

Shares issued from sale of shares:
Class A	705	3,057	1,367
Class B	104	75	144
Class C	52	56	43
Class Y	292	1	NA
Shares issued from reinvestment of dividends:
Class A	36	62	37
Class B	-- *	1	12
Class C	-- *	1	1
Class Y	42	-- *	NA
Shares redeemed:
Class A	(747)	(554)	(2,727)
Class B	(22)	(32)	(1,844)
Class C	(11)	(15)	(120)
Class Y	(1,134)	(-- )*	NA

Increase (decrease) in outstanding capital shares	(683)	2,652	(3,087)

Value issued from sale of shares:
Class A	$9,634	$32,423	$1,367
Class B	1,406	801	144
Class C	710	592	43
Class Y	3,944	9	NA
Value issued from reinvestment of dividends:
Class A	497	654	37
Class B	-- *	12	12
Class C	1	7	1
Class Y	585	1	NA
Value redeemed:
Class A	(10,162)	(5,869)	(2,727)
Class B	(301)	(344)	(1,844)
Class C	(147)	(160)	(120)
Class Y	(15,402)	(-- )*	NA

Increase (decrease) in outstanding capital	$(9,235)	$28,126	$(3,087)

*Not shown due to rounding.

	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund	Ivy European Opportunities Fund

Shares issued from sale of shares:
Class A	20,804	1,574	4,750
Class B	2,064	311	479
Class C	5,578	452	777
Class Y	733	36	132
Advisor Class	--	NA	--
Class I	--	NA	--
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	84	22	2
Class B	--	1	--
Class C	--	3	--
Class Y	6	1	-- *
Advisor Class	2	NA	-- *
Class I	-- *	NA	--
Shares redeemed:
Class A	(2,298)	(452)	(2,328)
Class B	(254)	(82)	(456)
Class C	(367)	(140)	(395)
Class Y	(190)	(6)	(159)
Advisor Class	(26)	NA	(44)
Class I	(-- )*	NA	(1)

Increase in outstanding capital shares	26,136	1,720	2,757

*Not shown due to rounding.

Value issued from sale of shares:
Class A	$269,480	$18,135	$118,574
Class B	26,210	3,554	11,437
Class C	70,739	5,153	19,090
Class Y	9,350	413	3,295
Advisor Class	--	NA	--
Class I	--	NA	--
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,105	266	60
Class B	--	15	--
Class C	--	29	--
Class Y	73	12	5
Advisor Class	26	NA	9
Class I	1	NA	--
Value redeemed:
Class A	(30,012)	(5,148)	(52,016)
Class B	(3,273)	(925)	(10,700)
Class C	(4,678)	(1,611)	(9,153)
Class Y	(2,455)	(72)	(3,757)
Advisor Class	(331)	NA	(1,063)
Class I	(-- )*	NA	(19)

Increase in outstanding capital	$336,235	$19,821	$75,762

*Not shown due to rounding.

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Balanced Fund

Shares issued from sale of shares:
Class A	33,383	1,339	2,674
Class B	3,977	42	202
Class C	11,806	18	269
Class Y	887	4	18
Advisor Class	--	--	NA
Class I	NA	--	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	4	--	67
Class B	--	--	1
Class C	--	--	2
Class Y	2	--	1
Advisor Class	-- *	--	NA
Class I	NA	--	NA
Shares redeemed:
Class A	(4,761)	(1,840)	(657)
Class B	(683)	(1,669)	(13)
Class C	(998)	(146)	(22)
Class Y	(145)	(1)	(6)
Advisor Class	(8)	(--)	NA
Class I	NA	(16)	NA

Increase (decrease) in outstanding capital shares	43,464	(2,269)	2,536

*Not shown due to rounding.

Value issued from sale of shares:
Class A	$680,402	$28,952	$37,440
Class B	77,922	842	2,773
Class C	230,194	369	3,761
Class Y	18,430	100	250
Advisor Class	--	--	NA
Class I	NA	--	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	88	--	927
Class B	--	--	19
Class C	--	--	19
Class Y	36	--	6
Advisor Class	-- *	--	NA
Class I	NA	--	NA
Value redeemed:
Class A	(93,035)	(39,902)	(9,401)
Class B	(13,133)	(33,648)	(179)
Class C	(18,671)	(2,939)	(305)
Class Y	(3,069)	(22)	(73)
Advisor Class	(167)	(--)	NA
Class I	NA	(345)	NA

Increase (decrease) in outstanding capital	$878,997	$(46,593)	$35,237

*Not shown due to rounding.

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A	838	8,854	3,999
Class B	146	620	475
Class C	75	1,151	558
Class Y	14	343	80
Advisor Class	--	NA	--
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	--	543	--
Class B	--	12	--
Class C	--	18	--
Class Y	--	15	--
Advisor Class	--	NA	--
Shares redeemed:
Class A	(322)	(4,069)	(1,038)
Class B	(897)	(95)	(443)
Class C	(210)	(162)	(135)
Class Y	(3)	(103)	(51)
Advisor Class	(1)	NA	(-- )*

Increase (decrease) in outstanding capital shares	(360)	7,127	3,445

Value issued from sale of shares:
Class A	$9,042	$95,510	$39,380
Class B	1,471	6,689	4,135
Class C	757	12,425	5,254
Class Y	151	3,707	807
Advisor Class	--	NA	--
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	--	5,841	--
Class B	--	125	--
Class C	--	193	--
Class Y	--	166	--
Advisor Class	--	NA	--
Value redeemed:
Class A	(3,386)	(43,810)	(9,843)
Class B	(8,744)	(1,018)	(3,806)
Class C	(2,025)	(1,742)	(1,213)
Class Y	(34)	(1,109)	(483)
Advisor Class	(13)	NA	(1)

Increase (decrease) in outstanding capital	$(2,781)	$76,977	$34,230

*Not shown due to rounding.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Shares issued from sale of shares:
Class A	6,630	3,066	1,569
Class B	473	273	144
Class C	500	367	146
Class Y	3,278	453	176
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	270	221	16
Class B	16	15	--
Class C	19	24	--
Class Y	368	102	13
Shares redeemed:
Class A	(959)	(3,279)	(2,650)
Class B	(42)	(26)	(22)
Class C	(81)	(28)	(20)
Class Y	(837)	(613)	(459)

Increase (decrease) in outstanding capital shares	9,635	575	(1,087)

Value issued from sale of shares:
Class A	$116,982	$50,982	$23,975
Class B	8,297	4,499	2,179
Class C	8,735	6,037	2,186
Class Y	57,602	7,597	2,650
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	5,050	3,786	258
Class B	294	256	--
Class C	349	406	--
Class Y	6,844	1,741	210
Value redeemed:
Class A	(16,753)	(53,635)	(41,999)
Class B	(740)	(433)	(337)
Class C	(1,417)	(471)	(304)
Class Y	(13,675)	(10,083)	(7,131)

Increase (decrease) in outstanding capital	$171,568	$10,682	$(18,313)

Transactions in capital stock for the fiscal period ended March 31, 2004 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund		Ivy Bond Fund		Ivy Cash Reserves Fund

Shares issued from sale of shares:
Class A	239		158		210
Class B	25		26		3,509
Class C	23		11		1,052
Class Y	4,445		2		NA
Shares issued from reinvestment of dividends:
Class A	12		29		4
Class B	--	*	--	*	2
Class C	--	*	--	*	--*
Class Y	17		--	*	NA
Shares redeemed:
Class A	(492)		(265)		(712)
Class B	(--	)*	(--	)*	(3,473)
Class C	(--	)*	(--	)*	(1,070)
Class Y	(520)		(--)		NA

Increase (decrease) in outstanding capital shares	3,749		(39)		(478)

Value issued from sale of shares:
Class A	$3,172		$1,660		$210
Class B	340		285		3,509
Class C	300		118		1,052
Class Y	57,725		25		NA
Value issued from reinvestment of dividends:
Class A	158		307		4
Class B	--	*	--	*	2
Class C	--	*	--	*	--*
Class Y	222		--	*	NA
Value redeemed:
Class A	(6,318)		(2,811)		(712)
Class B	(2)		(--	)*	(3,473)
Class C	(1)		(4)		(1,070)
Class Y	(6,959)		(--)		NA

Increase (decrease) in outstanding capital	$48,637		$(420)		$(478)

*Not shown due to rounding.

	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund	Ivy European Opportunities Fund

Shares issued from sale of shares:
Class A	2,186	478	2,570
Class B	319	104	166
Class C	976	132	222
Class Y	91	1	30
Advisor Class	--	NA	--
Class I	--	NA	--
Shares issued from reinvestment of dividends:
Class A	--	1	--
Class B	--	--	--
Class C	--	--	--
Class Y	--	-- *	--
Advisor Class	--	NA	--
Class I	--	NA	--
Shares redeemed:
Class A	(106)	(384)	(893)
Class B	(35)	(11)	(211)
Class C	(43)	(49)	(162)
Class Y	(20)	(-- )*	(6)
Advisor Class	(8)	NA	(17)
Class I	(--)	NA	(1)

Increase in outstanding capital shares	3,360	272	1,698

Value issued from sale of shares:
Class A	$26,037	$5,304	$57,649
Class B	3,746	1,155	3,486
Class C	11,364	1,454	4,819
Class Y	1,099	15	671
Advisor Class	--	NA	--
Class I	--	NA	--
Value issued from reinvestment of dividends:
Class A	--	6	--
Class B	--	--	--
Class C	--	--	--
Class Y	--	-- *	--
Advisor Class	--	NA	--
Class I	--	NA	--
Value redeemed:
Class A	(1,261)	(4,290)	(19,595)
Class B	(412)	(119)	(4,452)
Class C	(499)	(543)	(3,521)
Class Y	(242)	(-- )*	(135)
Advisor Class	(99)	NA	(370)
Class I	(--)	NA	(16)

Increase in outstanding capital	$39,733	$2,982	$38,536

*Not shown due to rounding.

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Balanced Fund

Shares issued from sale of shares:
Class A	5,636	273	329
Class B	555	17	21
Class C	1,762	34	24
Class Y	138	-- *	14
Advisor Class	--	--	NA
Class I	NA	--	NA
Shares issued from reinvestment of dividends:
Class A	--	--	15
Class B	--	--	--	*
Class C	--	--	--	*
Class Y	--	--	--	*
Advisor Class	--	--	NA
Class I	NA	--	NA
Shares redeemed:
Class A	(470)	(421)	(159)
Class B	(87)	(388)	(2)
Class C	(75)	(82)	(--	)*
Class Y	(14)	(-- )*	(--	)*
Advisor Class	(--)	(--)	NA
Class I	NA	(2)	NA

Increase (decrease) in outstanding capital shares	7,445	(569)	242

Value issued from sale of shares:
Class A	$96,849	$5,826	$4,355
Class B	9,252	350	272
Class C	28,811	681	307
Class Y	2,350	1	190
Advisor Class	--	--	NA
Class I	NA	--	NA
Value issued from reinvestment of dividends:
Class A	--	--	188
Class B	--	--	--	*
Class C	--	--	--	*
Class Y	--	--	--	*
Advisor Class	--	--	NA
Class I	NA	--	NA
Value redeemed:
Class A	(8,075)	(8,982)	(1,877)
Class B	(1,439)	(7,828)	(25)
Class C	(1,225)	(1,636)	(--	)*
Class Y	(248)	(-- )*	(3)
Advisor Class	(--)	(--)	NA
Class I	NA	(39)	NA

Increase (decrease) in outstanding capital	$126,275	$(11,627)	$3,407

*Not shown due to rounding.

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A	138	1,699	1,310
Class B	66	109	469
Class C	29	163	96
Class Y	2	289	58
Advisor Class	--	NA	--
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	--	239	--
Class B	--	-- *	--
Class C	--	1	--
Class Y	--	4	--
Advisor Class	--	NA	--
Shares redeemed:
Class A	(89)	(2,641)	(191)
Class B	(248)	(-- )*	(505)
Class C	(93)	(3)	(26)
Class Y	(-- )*	(35)	(39)
Advisor Class	(--)	NA	(--)

Increase (decrease) in outstanding capital shares	(195)	(175)	1,172

Value issued from sale of shares:
Class A	$1,392	$18,245	$12,673
Class B	631	1,188	4,292
Class C	277	1,779	889
Class Y	18	3,140	566
Advisor Class	--	NA	--
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	--	2,562	--
Class B	--	5	--
Class C	--	8	--
Class Y	--	43	--
Advisor Class	--	NA	--
Value redeemed:
Class A	(907)	(28,848)	(1,855)
Class B	(2,366)	(1)	(4,627)
Class C	(890)	(28)	(240)
Class Y	(3)	(382)	(379)
Advisor Class	(--)	NA	(--)

Increase (decrease) in outstanding capital	$(1,848)	$(2,289)	$11,319

*Not shown due to rounding.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Shares issued from sale of shares:
Class A	3,076	844	356
Class B	104	56	37
Class C	136	107	49
Class Y	5,370	1,688	1,828
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	38	1	8
Class B	-- *	-- *	-- *
Class C	-- *	--	-- *
Class Y	112	2	6
Shares redeemed:
Class A	(5,188)	(1,966)	(2,266)
Class B	(2)	(1)	(2)
Class C	(6)	(3)	(-- )*
Class Y	(132)	(190)	(295)

Increase (decrease) in outstanding capital shares	3,508	538	(279)

Value issued from sale of shares:
Class A	$46,287	$13,860	$5,069
Class B	1,681	915	532
Class C	2,182	1,745	713
Class Y	82,285	26,101	24,996
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	557	20	101
Class B	1	-- *	-- *
Class C	1	--	-- *
Class Y	1,674	30	80
Value redeemed:
Class A	(78,286)	(29,974)	(30,768)
Class B	(23)	(7)	(24)
Class C	(94)	(46)	(2)
Class Y	(2,042)	(3,047)	(4,201)

Increase (decrease) in outstanding capital	$54,223	$9,597	$(3,504)

*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended July 31, 2003 are summarized below. Amounts are in thousands.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Shares issued from sale of shares:
Class A	2,470	1,498	954
Class B	76	75	33
Class C	NA	377	3
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	180	145	27
Class B	7	32	1
Class C	NA	16	-- *
Shares redeemed:
Class A	(867)	(1,436)	(821)
Class B	(15)	(81)	(177)
Class C	NA	(430)	(14)

Increase in outstanding capital shares	1,851	196	6

Value issued from sale of shares:
Class A	$28,996	$16,953	$10,775
Class B	896	814	363
Class C	NA	4,256	34
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,069	1,572	300
Class B	79	337	11
Class C	NA	164	1
Value redeemed:
Class A	(9,968)	(15,623)	(9,201)
Class B	(169)	(853)	(1,999)
Class C	NA	(4,472)	(155)

Increase in outstanding capital	$21,903	$3,148	$129

*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended September 30, 2003 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy International Balanced Fund

Shares issued from sale of shares:
Class A	385	473	1,231
Class B	44	106	45
Class C	8	32	167
Shares issued from reinvestment of dividends:
Class A	42	44	--
Class B	6	16	--
Class C	1	3	--
Shares redeemed:
Class A	(831)	(499)	(1,379)
Class B	(298)	(268)	(104)
Class C	(59)	(37)	(195)

Decrease in outstanding capital shares	(702)	(130)	(235)

Value issued from sale of shares:
Class A	$4,362	$5,036	$11,909
Class B	494	1,123	419
Class C	90	340	1,502
Value issued from reinvestment of dividends:
Class A	476	469	--
Class B	63	173	--
Class C	13	33	--
Value redeemed:
Class A	(9,475)	(5,304)	(13,381)
Class B	(3,364)	(2,849)	(996)
Class C	(677)	(393)	(1,777)

Decrease in outstanding capital	$(8,018)	$(1,372)	$(2,324)

Ivy Mortgage Securities Fund

Shares issued from sale of shares:
Class A	4,792
Class B	1,189
Class C	881
Shares issued from reinvestment of dividends:
Class A	277
Class B	113
Class C	44
Shares redeemed:
Class A	(2,835)
Class B	(683)
Class C	(533)

Increase in outstanding capital shares	3,245

Value issued from sale of shares:
Class A	$52,795
Class B	13,137
Class C	9,731
Value issued from reinvestment of dividends:
Class A	3,045
Class B	1,247
Class C	485
Value redeemed:
Class A	(31,178)
Class B	(7,526)
Class C	(5,846)

Increase in outstanding capital	$35,890

Transactions in capital stock for the fiscal year ended December 31, 2003 are summarized below. Amounts are in thousands.

	Ivy Cash Reserves Fund	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund

Shares issued from sale of shares:
Class A	3,858	2,575	1,485
Class B	13,680	497	142
Class C	58,100	1,182	438
Class Y	NA	120	55
Advisor Class	NA	143	NA
Class I	NA	-- *	NA
Shares issued from reinvestment of dividends:
Class A	33	7	5
Class B	18	--	-- *
Class C	3	--	-- *
Class Y	NA	-- *	-- *
Advisor Class	NA	1	NA
Class I	NA	-- *	NA
Shares redeemed:
Class A	(12,342)	(161)	(64)
Class B	(16,820)	(83)	(3)
Class C	(58,732)	(232)	(10)
Class Y	NA	(19)	(-- )*
Advisor Class	NA	(76)	NA
Class I	NA	(-- )*	NA

Increase (decrease) in outstanding capital shares	(12,202)	3,954	2,048

Value issued from sale of shares:
Class A	$3,858	$27,522	$15,123
Class B	13,680	5,090	1,446
Class C	58,100	11,674	4,455
Class Y	NA	1,282	549
Advisor Class	NA	1,190	NA
Class I	NA	-- *	NA
Value issued from reinvestment of dividends:
Class A	33	77	47
Class B	18	--	1
Class C	3	--	3
Class Y	NA	3	2
Advisor Class	NA	15	NA
Class I	NA	-- *	NA
Value redeemed:
Class A	(12,342)	(1,671)	(655)
Class B	(16,820)	(785)	(28)
Class C	(58,732)	(2,000)	(108)
Class Y	NA	(206)	(-- )*
Advisor Class	NA	(778)	NA
Class I	NA	(-- )*	NA

Increase (decrease) in outstanding capital	$(12,202)	$41,413	$20,835

*Not shown due to rounding.

	Ivy European Opportunities Fund	Ivy Global Natural Resources Fund	Ivy International Fund

Shares issued from sale of shares:
Class A	932	4,740	3,995
Class B	491	776	99
Class C	597	1,833	2,887
Class Y	139	79	6
Advisor Class	3,100	205	--
Class I	--	NA	959
Shares issued from reinvestment of dividends:
Class A	4	14	--
Class B	--	--	--
Class C	--	--	--
Class Y	-- *	-- *	--
Advisor Class	--	-- *	--
Class I	1	NA	--
Shares redeemed:
Class A	(597)	(524)	(5,742)
Class B	(892)	(226)	(1,674)
Class C	(893)	(178)	(3,164)
Class Y	(1)	(2)	(-- )*
Advisor Class	(3,322)	(225)	(-- )*
Class I	(1)	NA	(1,006)

Increase (decrease) in outstanding capital shares	(442)	6,492	(3,640)

Value issued from sale of shares:
Class A	$15,854	$68,336	$67,491
Class B	7,360	10,480	1,593
Class C	7,935	24,953	44,651
Class Y	2,176	1,181	117
Advisor Class	39,824	2,276	-- *
Class I	-- *	NA	15,323
Value issued from reinvestment of dividends:
Class A	70	226	--
Class B	--	--	--
Class C	--	--	--
Class Y	1	3	--
Advisor Class	12	2	--
Class I	-- *	NA	--
Value redeemed:
Class A	(8,450)	(6,805)	(98,667)
Class B	(12,783)	(2,747)	(27,506)
Class C	(12,151)	(2,162)	(49,741)
Class Y	(8)	(21)	(-- )*
Advisor Class	(43,719)	(2,550)	(3)
Class I	(11)	NA	(16,095)

Increase (decrease) in outstanding capital	$(3,890)	$93,172	$(62,837)

*Not shown due to rounding.

	Ivy International Value Fund	Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A	407	2,262
Class B	468	1,770
Class C	2,462	420
Class Y	13	55
Advisor Class	899	--
Shares issued in connection with merger of Ivy Developing Markets Fund:
Class A	NA	262
Class B	NA	229
Class C	NA	56
Class Y	NA	--
Advisor Class	NA	5
Shares issued from reinvestment of dividends:
Class A	--	--
Class B	--	--
Class C	--	--
Class Y	--	--
Advisor Class	--	--
Shares redeemed:
Class A	(528)	(1,480)
Class B	(1,587)	(1,808)
Class C	(2,863)	(330)
Class Y	(-- )*	(1)
Advisor Class	(911)	(4)

Increase (decrease) in outstanding capital shares	(1,640)	1,436

Value issued from sale of shares:
Class A	$3,283	$16,622
Class B	3,706	11,146
Class C	17,505	2,577
Class Y	105	428
Advisor Class	6,790	--
Value issued in connection with merger of Ivy Developing Markets Fund:
Class A	NA	1,714
Class B	NA	1,432
Class C	NA	353
Class Y	NA	--
Advisor Class	NA	34
Value issued from reinvestment of dividends:
Class A	--	--
Class B	--	--
Class C	--	--
Class Y	--	--
Advisor Class	--	--
Value redeemed:
Class A	(4,223)	(9,618)
Class B	(12,340)	(11,772)
Class C	(20,799)	(2,046)
Class Y	(-- )*	(7)
Advisor Class	(6,945)	(110)

Increase (decrease) in outstanding capital	$(12,918)	$10,753

*Not shown due to rounding.

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Ivy Value Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2004	258	$13,810
Options written	4,382	328,788
Options terminated in closing purchase transactions	(1,321)	(104,483)
Options exercised	(1,588)	(130,954)
Options expired	(1,398)	(78,954)

Outstanding at March 31, 2005	333	$28,207

For Ivy Value Fund, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2004	1,278	$29,478
Options written	1,719	86,714
Options terminated in closing purchase transactions	--	--
Options exercised	(1,004)	(38,565)
Options expired	(1,931)	(70,063)

Outstanding at March 31, 2005	62	$7,564

NOTE 7 - Acquisition of Ivy Developing Markets Fund

On June 16, 2003, Ivy Pacific Opportunities Fund acquired all the net assets of Ivy Developing Markets Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Developing Markets Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 551,715 shares of Ivy Pacific Opportunities Fund (valued at $3,533,026) for the 576,365 shares of Ivy Developing Markets Fund outstanding on June 16, 2003. Ivy Developing Markets Fund had net assets of $3,533,026, including $229,612 of net unrealized appreciation in value of investment and $12,504,526 of accumulated net realized losses on investments, which were combined with those of Ivy Pacific Opportunities Fund. The aggregate net assets of Ivy Pacific Opportunities Fund and Ivy Developing Markets Fund immediately before the acquisition were $9,010,093 and $3,533,026, respectively. The aggregate net assets of Ivy Pacific Opportunities Fund and Ivy Developing Markets Fund immediately following the acquisition were $12,543,119 and $0, respectively.

NOTE 8 - Reorganization Plan for Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

On December 8, 2003, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund would acquire the assets and liabilities of Advantus Spectrum Fund, Advantus Bond Fund, Advantus International Balanced Fund, Advantus Mortgage Securities Fund, Advantus Real Estate Securities Fund, Advantus Venture Fund and Advantus Cornerstone Fund, respectively, in exchange for newly issued Class A shares of the above mentioned Ivy Funds. Advantus Spectrum Fund, Advantus Bond Fund, Advantus International Balanced Fund, Advantus Mortgage Securities Fund, Advantus Real Estate Securities Fund, Advantus Venture Fund and Advantus Cornerstone Fund had three classes of shares, Class A, Class B and Class C.

NOTE 9 - In-Kind Redemptions

For an in-kind redemption a Fund may, under certain circumstances, distribute portfolio securities rather than cash for a redemption of Fund shares. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of the redemption exceeds the cost of those securities. Gains and losses realized from in-kind redemptions are not recognized for tax purposes but rather are reclassified from accumulated undistributed net realized loss to paid-in capital. During the fiscal year ended March 31, 2005, Ivy Value Fund realized $5,849,426 of net capital gains resulting from in-kind redemptions of $36,195,595.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Balanced Fund, Bond Fund, Cash Reserves Fund, Cundill Global Value Fund, Dividend Income Fund, European Opportunities Fund, Global Natural Resources Fund, International Fund, International Balanced Fund, International Value Fund, Mortgage Securities Fund, Pacific Opportunities Fund, Real Estate Securities Fund, Small Cap Value Fund and Value Fund (collectively the "Funds") comprising Ivy Funds, as of March 31, 2005, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets and financial highlights for the periods presented (except as noted below). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the fiscal year ended July 31, 2003 and the financial highlights of the Real Estate Securities Fund, Small Cap Value Fund and Value Fund for each of the periods ended July 31, 2003 and prior were audited by other auditors whose report, dated September 5, 2003, expressed an unqualified opinion on those financial statements and financial highlights. The statements of changes in net assets for the fiscal year ended September 30, 2003 and the financial highlights of the Balanced Fund, Bond Fund, International Balanced Fund and Mortgage Securities Fund for each of the periods presented in the four-year period ended September 30, 2003 were audited by other auditors whose report, dated November 7, 2003, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights of the Cash Reserves Fund, Cundill Global Value Fund, European Opportunities Fund, Global Natural Resources Fund, International Fund, International Value Fund and Pacific Opportunities Fund for each of the periods presented in the two-year period ended December 31, 2001 were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the each of the respective Funds of Ivy Funds as of March 31, 2005, the results of their operations for the fiscal year then ended, the changes in their net assets and their financial highlights for the periods presented (except as noted above in reference to the reports of other auditors), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2005

Shareholder Meeting Results

On January 27, 2005, a special shareholder meeting (the "Meeting") for Ivy Small Cap Value Fund, a series of Ivy Funds, was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The meeting was held for the following purpose (and with the following results):

Proposal 1:To approve a sub-advisory agreement between Waddell & Reed Ivy Investment Company and BlackRock Financial Management, Inc. with respect to Ivy Small Cap Value Fund.

For	Against	Abstain
2,882,209,020	22,521,130	58,068,854

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals				For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Foreign Tax Paid	Qualifying	Non- Qualifying	Long-Term Capital Gain	Foreign Tax Paid

Ivy Balanced Fund Class A
6-16-04	$0.02600	$0.02600	$--	$--	$--	$0.02600	$--	$--	$--
9-15-04	0.02600	0.02600	--	--	--	0.02600	--	--	--
12-15-04	0.06400	0.06400	--	--	--	0.06400	--	--	--
3-9-05	0.02000	0.02000	--	--	--	0.02000	--	--	--
Total	$0.13600	$0.13600	$--	$--	$--	$0.13600	$--	$--	$--
Class B
6-16-04	$--	$--	$--	$--	$--	$--	$--	$--	$--
9-15-04	--	--	--	--	--	--	--	--	--
12-15-04	0.00300	0.00300	--	--	--	0.00300	--	--	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.00300	$0.00300	$--	$--	$--	$0.00300	$--	$--	$--
Class C
6-16-04	$--	$--	$--	$--	$--	$--	$--	$--	$--
9-15-04	--	--	--	--	--	--	--	--	--
12-15-04	0.02400	0.02400	--	--	--	0.02400	--	--	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.02400	$0.02400	$--	$--	$--	$0.02400	$--	$--	$--
Class Y
6-16-04	$0.03200	$0.03200	$--	$--	$--	$0.03200	$--	$--	$--
9-15-04	0.03300	0.03300	--	--	--	0.03300	--	--	--
12-15-04	0.07500	0.07500	--	--	--	0.07500	--	--	--
3-9-05	0.02900	0.02900	--	--	--	0.02900	--	--	--
Total	$0.16900	$0.16900	$--	$--	$--	$0.16900	$--	$--	$--
Ivy Cundill Global Value Fund Class A
12-15-04	$0.06930	$0.01660	$0.05270	$--	$--	$0.00045	$0.06885	$--	$--
Class I
12-15-04	$0.11020	$0.02639	$0.08381	$--	$--	$0.00071	$0.10949	$--	$--
Advisor Class
12-15-04	$0.12540	$0.03003	$0.09537	$--	$--	$0.00081	$0.12459	$--	$--
Class Y
12-15-04	$0.12470	$0.02987	$0.09483	$--	$--	$0.00080	$0.12390	$--	$--
Ivy Dividend Income Fund Class A
6-16-04	$0.00500	$0.00500	$--	$--	$--	$0.00500	$--	$--	$--
9-15-04	0.00700	0.00700	--	--	--	0.00700	--	--	--
12-15-04	0.10120	0.09850	0.00200	0.00070	--	0.06300	0.03750	0.00070	--
3-9-05	0.01800	0.01800	--	--	--	0.01800	--	--	--
Total	$0.13120	$0.12850	$0.00200	$0.00070	$--	$0.09300	$0.03750	$0.00070	$--
Class B
6-16-04	$--	$--	$--	$-	$--	$--	$-	$--	$--
9-15-04	--	--	--	--	--	--	--	--	--
12-15-04	0.03820	0.03550	0.00200	0.00070	--	--	0.03750	0.00070	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.03820	$0.03550	$0.00200	$0.00070	$--	$--	$0.03750	$0.00070	$--
Class C
6-16-04	$--	$--	$--	$--	$--	$--	$--	$--	$--
9-15-04	--	--	--	--	--	--	--	--	--
12-15-04	0.03820	0.03550	0.00200	0.00070	--	--	0.03750	0.00070	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.03820	$0.03550	$0.00200	$0.00070	$--	$--	$0.03750	$0.00070	$--
Class Y
6-16-04	$0.00900	$0.00900	$--	$--	$--	$0.00900	$--	$--	$--
9-15-04	0.00900	0.00900	--	--	--	0.00900	--	--	--
12-15-04	0.10920	0.10650	0.00200	0.00070	--	0.07100	0.03750	0.00070	--
3-9-05	0.02200	0.02200	--	--	--	0.02200	--	--	--
Total	$0.14920	$0.14650	$0.00200	$0.00070	$--	$0.11100	$0.03750	$0.00070	$--
Ivy European Opportunities Fund Class A
12-15-04	$0.01490	$0.01490	$-	$--	$--	$--	$0.01490	$--	$--
Advisor Class
12-15-04	$0.13410	$0.13410	$-	$--	$--	$--	$0.13410	$--	$--
Class Y
12-15-04	$0.05690	$0.05690	$-	$--	$--	$--	$0.05690	$--	$--
Ivy Global Natural Resources Fund Class A
12-15-04	$0.00370	$0.00370	$-	$--	$--	$0.00213	$0.00157	$--	$--
Advisor Class
12-15-04	$0.02070	$0.02070	$-	$--	$--	$0.01193	$0.00877	$--	$--
Class Y
12-15-04	$0.07070	$0.07070	$-	$--	$--	$0.04075	$0.02995	$--	$--
Ivy International Balanced Fund Class A
6-16-04	$0.10000	$0.03520	$0.06480	$--	$--	$--	$0.10000	$--	$--
9-15-04	0.06000	0.05950	0.00050	--	--	--	0.06000	--	--
12-15-04	0.17140	0.10120	0.00080	0.06940	--	--	0.10200	0.06940	--
3-9-05	0.01500	0.00710	0.00790	--	--	--	0.01500	--	--
Total	$0.34640	$0.20300	$0.07400	$0.06940	$--	$--	$0.27700	$0.06940	$--
Class B
6-16-04	$0.04000	$0.01410	$0.02590	$--	$--	$--	$0.04000	$--	$--
9-15-04	0.02000	0.01980	0.00002	--	--	--	0.02000	--	--
12-15-04	0.12240	0.05260	0.00040	0.06940	--	--	0.05300	0.06940	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.18240	$0.0865	$0.02650	$0.06940	$--	$--	$0.11300	$0.06940	$--
Class C
6-16-04	$0.04000	$0.01410	$0.02590	$--	$--	$--	$0.04000	$--	$--
9-15-04	0.02800	0.02780	0.00020	--	--	--	0.02800	--	--
12-15-04	0.12940	0.05950	0.00050	0.06940	--	--	0.06000	0.06940	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.19740	$0.10140	$0.02660	$0.06940	$--	$--	$0.12800	$0.06940	$--
Class Y
6-16-04	$0.10000	$0.03520	$0.06480	$--	$--	$--	$0.10000	$-	$--
9-15-04	0.06100	0.06050	0.00050	--	--	--	0.06100	-	--
12-15-04	0.17340	0.10320	0.00080	0.06940	--	--	0.10400	0.06940	--
3-9-05	0.01500	0.00710	0.00790	--	--	--	0.01500	-	--
Total	$0.34940	$0.20600	$0.07400	$0.06940	$--	$--	$0.28000	$0.06940	$--
Ivy Real Estate Securities Fund Class A
6-16-04	$0.03000	$0.00120	$0.02880	$--	$--	$0.00120	$0.02880	$--	$--
9-15-04	0.05000	0.00200	0.04800	--	--	0.00200	0.04800	--	--
12-15-04	0.84810	0.00650	0.47300	0.36860	--	0.00620	0.47330	0.36860	--
3-9-05	0.00500	0.00080	0.00420	--	--	0.00080	0.00420	--	--
Total	$0.93310	$0.01050	$0.55400	$0.36860	$--	$0.01020	$0.55430	$0.36860	$--
Class B
6-16-04	$--	$--	$--	$--	$--	$--	$--	$--	$--
9-15-04	--	--	--	--	--	--	--	--	--
12-15-04	0.77010	0.00330	0.39820	0.36860	--	0.00320	0.39830	0.36860	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.77010	$0.00330	$0.39820	$0.36860	$--	$0.00320	$0.39830	$0.36860	$--
Class C
6-16-04	$--	$--	$--	$--	$--	$--	$--	$--	$--
9-15-04	0.01300	0.00050	0.01250	$--	--	$0.00050	$0.01250	$--	$--
12-15-04	0.81010	0.00500	0.43650	0.36860	--	0.00480	0.43670	0.36860	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$0.82310	$0.00550	$0.44900	$0.36860	$--	$0.00530	$0.44920	$0.36860	$--
Class Y
6-16-04	$0.03700	$0.00150	$0.03550	$--	$--	$0.00140	$0.03560	$--	$--
9-15-04	0.05800	0.00240	0.05560	--	--	0.00230	0.05570	--	--
12-15-04	0.86610	0.00720	0.49030	0.36860	--	0.00690	0.49060	0.36860	--
3-9-05	0.01200	0.00190	0.01010	--	--	0.00200	0.01000	--	--
Total	$0.97310	$0.01300	$0.59150	$0.36860	$--	$0.01260	$0.59190	$0.36860	$--
Ivy Small Cap Value Fund Class A, B, C and Y
6-16-04	$--	$--	$--	$--	$--	$--	$--	$--	$--
9-15-04	--	--	--	--	--	--	--	--	--
12-15-04	1.18800	0.16300	0.14330	0.88170	$--	--	0.30630	0.88170	--
3-9-05	--	--	--	--	--	--	--	--	--
Total	$1.18800	$0.16300	$0.14330	$0.88170	$--	$--	$0.30630	$0.88170	$--
Ivy Value Fund Class A
6-16-04	$0.01000	$0.01000	$--	$--	$--	$0.01000	$--	$--	$--
9-15-04	0.02000	0.02000	--	--	--	0.02000	--	--	--
12-15-04	0.05700	0.05700	--	--	--	0.05700	--	--	--
3-9-05	0.04000	0.04000	--	--	--	0.04000	--	--	--
Total	$0.12700	$0.12700	$--	$--	$--	$0.12700	$--	$--	$--
Class Y
6-16-04	$0.01500	$0.01500	$--	$--	$--	$0.01500	$--	$--	$--
9-15-04	0.02200	0.02200	--	--	--	0.02200	--	--	--
12-15-04	0.06000	0.06000	--	--	--	0.06000	--	--	--
3-9-05	0.05300	0.05300	--	--	--	0.05300	--	--	--
Total	$0.15000	$0.15000	$--	$--	$--	$0.15000	$--	$--	$--

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2005:

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals		For Corporations

Record Date	Total	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Ivy Bond Fund
April 2004 through March 2005	100.0000%	100.0000%	- %	- %	100.0000%	- %
Ivy Cash Reserves Fund
April 2004 through March 2005	100.0000%	100.0000%	- %	- %	100.0000%	- %
Ivy Mortgage Securities Fund
April 2004 through March 2005	100.0000%	100.0000%	- %	- %	100.0000%	- %

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy International Balanced Fund elected to pass through to their shareholders $200,232, $441,671 and $138,046, respectively, of creditable foreign taxes paid on income derived from sources within any foreign country or possession of the United States in the amounts of $2,693,600, $4,918,744 and $2,416,413, respectively.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Trustees of Ivy Funds

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds (15 portfolios) and Ivy Funds, Inc. (13 portfolios). The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (18 portfolios).

Each of the individuals listed below serves as a trustee or director for each of the funds within the Ivy Family of Funds. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors of each of the funds in the Advisors Fund Complex. Each Trustee serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Two of the Trustees are considered by Ivy Funds and its counsel to be "interested persons" of the Funds or of their investment manager because of their employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other Trustees (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), and Waddell & Reed Services Company (WRSCO).

Additional Information about Trustees

The Statement of Additional Information (SAI) for Ivy Funds includes additional information about Fund Trustees. The SAI is available without charge, upon request, by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

Independent Trustees

Jarold W. Boettcher (64)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupations During Past 5 Years: President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)

Other Directorships held by Trustee: Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Director of Ivy Funds, Inc.

James D. Gressett (54)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupations During Past 5 Years: Secretary of Streetman Homes Ltd, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); President of Alien, Inc. (real estate development) (1997 to 2001)

Other Directorships held by Trustee: Director of Collins Financial Services, a debt recovery company; Director of Ivy Funds, Inc.

Joseph Harroz, Jr. (38)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 70

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 1998

Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

Other Directorships held by Trustee: Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Glendon E. Johnson, Jr. (53)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)

Other Directorships held by Trustee: Director of Ivy Funds, Inc.

Eleanor B. Schwartz (68)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 70

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 1995

Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present) Professor of Business Administration (1980 to 2003) and Chancellor (1991 to 1999), University of Missouri at Kansas City

Other Directorships held by Trustee: Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Michael G. Smith (60)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Retired

Other Directorships held by Trustee: Director, Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (29 portfolios overseen); Director of Ivy Funds, Inc.

Edward M. Tighe (62)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 1999

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003); CEO and Director of Global Mutual Fund Services (1993 to 2000); CEO and Director of Global Technology Management, Inc. (software and consulting) (1992 to 2000)

Other Directorships held by Trustee: Director of Hansberger Institutional Funds (2 portfolios overseen); Director of Ivy Funds, Inc.

Interested Trustees

Henry J. Herrmann (62)

6300 Lamar Avenue, Overland Park, KS 66202 Positions held with Trust: Trustee and President

Number of portfolios overseen by Trustee: 70

Trustee since: 2002; President since: 2002

Trustee/Director of Funds in the Fund Complex since: 1998

Principal Occupation(s) During Past 5 Years: President and Chief Investment Officer (CIO) of WDR (1998 to present); President and CEO of IICO (2002 to present); CIO of IICO (2003 to present); President and CEO of Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, (1993 to present); CIO of WRIMCO (1991 to present); President of each of the Funds in the Fund Complex (2001 to present)

Other Directorships held by Trustee: Chairman of the Board (COB) and Director of IICO; COB and Director of Ivy Services, Inc., an affiliate of IICO; Director of WDR, W&R and WRIMCO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Keith A. Tucker (60)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: COB and Trustee

Number of portfolios overseen by Trustee: 70

Trustee since: 2002; COB since: 2002

Trustee/Director of Funds in the Fund Complex since: 1993

Principal Occupation(s) During Past 5 Years: CEO of WDR (1998 to present) Other Directorships held by Trustee: COB and Director of WDR, WRIMCO and WRSCO; Director of W&R; COB of W&R (1993 to 2005); COB and Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Officers

Theodore W. Howard (62)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: Principal Accounting Officer, Vice President and Principal Financial Officer since 2002; Treasurer since 2003

Positions held with Funds in the Fund Complex: Principal Accounting Officer and Treasurer since 1976; Vice President since 1987; Principal Financial Officer since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of WRSCO (1988 to 2001)

Directorships held: None

Kristen A. Richards (37)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: Vice President, Secretary and Associate General Counsel since 2002

Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of IICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the Funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)

Directorships held: None

Daniel C. Schulte (39)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: Vice President, Assistant Secretary and General Counsel since 2002

Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000 Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of IICO (2002 to present); Vice President and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Secretary of WDR (2000 to 2003); Assistant Secretary of WDR (1998 to 2000)

Directorships held: None

Scott J. Schneider (37)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Chief Compliance Officer since 2004

Position held with Funds in the Fund Complex: Chief Compliance Officer since 2004 Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Directorships Held: None

Consideration of Investment Management Subadvisory Agreement for Ivy Small Cap Value Fund

In late 2004, MetLife, Inc. ("MetLife"), the parent company of State Street Research & Management Company ("State Street"), Ivy Small Cap Value Fund's then-current investment sub-adviser, had entered into an agreement to sell SSRM Holding, Inc., and its subsidiary, State Street, to BlackRock, Inc. The sale was completed in January 2005, and resulted in the automatic termination of the investment subadvisory agreement with State Street for the Ivy Small Cap Value Fund. In preparation of this pending transaction and subsequent termination of the subadvisory agreement for Ivy Small Cap Value Fund, Ivy Investment Management Company ("IICO") (formerly, Waddell & Reed Ivy Investment Company) proposed a new subadvisory agreement with BlackRock Financial Management, Inc. ("BlackRock"), an indirect wholly-owned subsidiary of BlackRock, Inc. At a meeting held on November 17, 2004, the Trustees, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), voted unanimously to approve an investment subadvisory agreement between IICO, the investment advisor for Ivy Small Cap Value Fund, and BlackRock ("Proposed Agreement") and to recommend that shareholders of the Fund vote to approve the Proposed Agreement.

In connection with that approval and recommendation, the Trustees met with representatives of BlackRock who provided the Trustees with extensive information on BlackRock and its plans on how it proposes to manage the Fund. As part of their deliberations, the Trustees first considered the general reputation, financial resources and business activities of BlackRock and its parent organization. They further considered the scope and quality of the services that BlackRock proposes to provide the Fund, including the fee rate for providing those services. BlackRock advised the Trustees that it does not offer lower fees than the fees proposed under the Proposed Agreement for any other small cap value client. After considering information provided to them by BlackRock on those issues, the Trustees concluded that BlackRock and its parent organization (including BlackRock's parent after completion of the merger with State Street), had sufficient resources and expertise to capably manage the Fund. The Trustees also concluded that BlackRock's proposed fee was reasonable, particularly because the proposed fee is identical to the fee that the Fund paid to State Street.

The Trustees discussed with BlackRock how BlackRock would manage the Fund on a day-to-day basis. BlackRock provided extensive information to the Trustees on its investment philosophy, selection process and investment process. BlackRock further described to the Trustees the risk profile and portfolio characteristics of accounts currently under BlackRock's management that have substantially the same investment objectives and restrictions as the Fund. BlackRock also described what they believed would be the total amount of assets that BlackRock could capably manage in the small capitalization value asset class, which would include the Fund's assets as well as the assets in another fund for which it is proposed that BlackRock would serve as sub-adviser and which is managed by Waddell & Reed Investment Management Company ("WRIMCO"). BlackRock noted that they likely would recommend to the Trustees that the Fund close to new investors once the aggregated assets in both of the funds proposed to be sub-advised by BlackRock reached approximately $400 million. BlackRock noted that they believe that permitting assets in excess of that amount to be invested in the Fund could be harmful to existing shareholders. As of November 30, 2004, the Fund's assets were approximately $94 million. As of November 30, 2004, the aggregated assets of both funds proposed to be managed by BlackRock were approximately $221 million.

Based on this information, the Trustees concluded that BlackRock's proposed management of the Fund, including the likelihood that BlackRock would recommend closing the Fund to new investors, was substantially similar to the manner in which the Fund currently was managed and would be in the best interest of the Fund's shareholders.

The Trustees next considered the investment performance of accounts managed by BlackRock similar to the Fund, including long-term composite results of the products managed by Mr. Archambo, who will be primarily responsible for the management of the Fund. In that regard, they further considered the education and experience of Mr. Archambo and other professionals which will assist him in managing the Fund and concluded that Mr. Archambo had an outstanding, long-term track record and could be capable of producing similar results for the Fund.

The Trustees next considered BlackRock's legal and compliance infrastructure, including how BlackRock complies with regulatory requirements and concluded that BlackRock's compliance system was sufficiently robust, including particularly related to how it proposes to ensure compliance with the Fund's prospectus limitations and other applicable regulatory requirements.

The Trustees next considered BlackRock's practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Fund, and those brokers' and dealers' provision of brokerage and research services to BlackRock. The Trustees also considered BlackRock's soft dollar practices. The Trustees concluded that each of those practices were consistent with regulatory requirements.

The Trustees next considered the lack of any compensation that would be paid by the Fund to affiliates of BlackRock as a result of the new relationship (including not utilizing an affiliated broker/dealer of BlackRock to execute Fund trades), and concluded that the lack of any ancillary, or so-called "fallout" benefits would enable BlackRock to manage the assets of the Fund in a manner that appeared to be free of conflicts of interest.

Although IICO discussed in general with the Trustees how economies of scale could be achieved as the Fund's assets grow, the Trustees did not expressly consider whether economies of scale would be realized with respect to the Proposed Agreement because the sub-advisory fee is at a fixed rate that IICO is required to pay to BlackRock. The Board understood that, because the proposed sub-advisory fee is based upon a fixed percentage of the Fund's average daily value of the net assets, the sub-advisory fee will increase proportionately to the increase in Fund assets.

The Trustees did not take into account the projected profits of BlackRock for managing the Fund, because the proposed relationship had not yet commenced and it would be difficult to project those profits. However, the Trustees noted that, should shareholders approve the relationship, this issue would be closely monitored in the future. Likewise, the Trustees did not consider comparisons of the proposed services with those of other contracts, except to the extent that the proposed arrangement with BlackRock would be virtually identical to the current relationship with State Street.

The Trustees finally considered the terms of the current advisory agreement between the Trust and IICO, with respect to the Fund, including the services that IICO provides and the rate of advisory fee payable to IICO. They also considered that: (a) IICO was responsible for the selection of any sub-adviser to the Fund, as well as monitoring its performance; (b) IICO would be responsible for BlackRock's compliance with the Fund's investment objective and policies and restrictions as well as compliance with the federal securities laws; and (c) IICO was responsible for the overall success or failure of the Fund.

In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Agreement and concluded that the fee under the Proposed Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment and that approval of the Proposed Agreement is in the best interests of the Fund. In addition, the Trustees noted that BlackRock's proposed fee is identical to the fee that the Fund previously paid to State Street.

After carefully considering the information described above, the Board of Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Agreement for the Fund and to recommend that the Fund's shareholders vote to approve the Proposed Agreement. The shareholders of the Fund voted in favor of the Proposed Agreement and it was executed as of January 31, 2005, in conjunction with the sale of State Street to BlackRock.

Ivy Funds Annual Privacy Notice

The following privacy notice is issued by Ivy Funds (the "Funds"), Ivy Investment Management Company ("IICO") and Ivy Funds Distributor, Inc. ("IFDI").

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to non-affiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.777.6472 and (ii) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Proxy Voting Records

Information regarding how Ivy Funds voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available on Form N-PX through the Trust's website at http://www.ivyfunds.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission ("SEC") on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by callling 1.800.SEC.0330.
  On the Trust's website at http://www.ivyfunds.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE IVY FUNDS FAMILY

Global/International Funds

Cundill Global Value Fund
European Opportunities Fund
International Fund
International Balanced Fund
International Growth Fund
International Value Fund
Pacific Opportunities Fund

Domestic Equity Funds

Capital Appreciation Fund (formerly, Tax-Managed Equity Fund)
Core Equity Fund
Dividend Income Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Value Fund

Fixed Income Funds

Bond Fund
High Income Fund
Limited-Term Bond Fund
Mortgage Securities Fund
Municipal Bond Fund

Money Market Funds

Cash Reserves Fund
Money Market Fund

Specialty Funds

Asset Strategy Fund
Balanced Fund
Global Natural Resources Fund
Real Estate Securities Fund
Science and Technology Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus carefully before investing.

WRR3300A (3-05)

ITEM 2. CODE OF ETHICS

(a)

As of March 31, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Michael G. Smith is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Smith is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$161,810
	2005	301,710

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$7,630
	2005	2,180

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$20,300
	2005	35,850

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$70
	2005	1,690

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$28,000 and $39,720 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $51,222 and $231,442 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

 Date June 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

 Date June 10, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

 Date June 10, 2005